UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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CENTENNIAL RESOURCE DEVELOPMENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Centennial Resource Development, Inc.
1001 Seventeenth Street, Suite 1800
Denver, Colorado 80202
(720) 499-1400
March 21, 2019

Dear Stockholder:
You are cordially invited to attend the 2019 annual meeting of stockholders (the “Annual Meeting”) of Centennial Resource Development, Inc., a Delaware corporation (“Centennial,” “we,” “us” or “our”), which will be held at 10:00 a.m., Central Time, on Wednesday, May 1, 2019, at the Sugar Land Marriott Town Square, 16090 City Walk, Sugar Land, TX 77479. At the Annual Meeting, stockholders will be asked to (i) elect three nominees to serve on our board of directors as Class III directors, (ii) approve, by a non-binding advisory vote, our named executive officer compensation, (iii) approve the adoption of the Centennial Resource Development, Inc. 2019 Employee Stock Purchase Plan, (iv) approve and adopt amendments to Centennial’s Second Amended and Restated Certificate of Incorporation (the “Charter”) and Centennial’s Amended and Restated Bylaws to implement a majority voting standard in uncontested director elections, (v) approve and adopt amendments to the Charter to eliminate provisions relating to our prior capital structure and the initial business combination that are no longer applicable to us or our stockholders, (vi) ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 and (vii) act upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. These proposals are more fully described in our proxy statement.
On or about March 21, 2019, we will mail to our stockholders either a full set of paper proxy materials or a Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting (the “Notice”) containing instructions on how to access our proxy statement and our annual report for the fiscal year ended December 31, 2018 and authorize your proxy electronically via the Internet or by telephone. If you receive a Notice, it will also contain instructions on how to receive a paper copy of the proxy materials.
It is important that your shares be represented at the Annual Meeting and voted in accordance with your wishes. Whether or not you plan to attend the meeting, we urge you to authorize your proxy as promptly as possible, either electronically via the Internet, by telephone or, if you receive paper proxy materials, by completing and returning the enclosed proxy card, so that your shares will be voted at the Annual Meeting. This will not limit your right to vote in person or to attend the Annual Meeting.
Thank you for your ongoing support.

Sincerely,
Mark G. Papa
Chief Executive Officer and Chairman of the Board

Centennial Resource Development, Inc.
1001 Seventeenth Street, Suite 1800
Denver, Colorado 80202
(720) 499-1400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 1, 2019

To our Stockholders:
The annual meeting of stockholders (the “Annual Meeting”) of Centennial Resource Development, Inc., a Delaware corporation (“Centennial,” “we,” us” or “our”), will be held at the Sugar Land Marriott Town Square, 16090 City Walk, Sugar Land, TX 77479 on Wednesday, May 1, 2019, at 10:00 a.m., Central Time, for the following purposes:

1.
To elect three directors to our board of directors, each to serve as a Class III director for a term of three years expiring at our annual meeting of stockholders to be held in 2022 and until his successor is duly elected and qualified. The following persons have been nominated as Class III directors:

•Mark G. Papa;
•David M. Leuschen; and
•Pierre F. Lapeyre, Jr.;

2.	To approve, by a non-binding advisory vote, our named executive officer compensation;

3.	To approve the adoption of the Centennial Resource Development, Inc. 2019 Employee Stock Purchase Plan;

4.
To approve and adopt amendments to Centennial’s Second Amended and Restated Certificate of Incorporation (the “Charter”) and Centennial’s Amended and Restated Bylaws to implement a majority voting standard in uncontested director elections;

5.
To approve and adopt amendments to the Charter to eliminate provisions relating to our prior capital structure and the initial business combination that are no longer applicable to us or our stockholders;

6.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Only stockholders of record at the close of business on March 13, 2019, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting.
Whether or not you expect to be present at the Annual Meeting, we urge you to authorize your proxy electronically via the Internet, by telephone or, if you received paper proxy materials, by completing and returning the enclosed proxy card. Voting instructions are provided in the Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting or, if you received paper proxy materials, printed on your proxy card and included in the accompanying proxy statement. Any person giving a proxy has the power to revoke it at any time prior to the Annual Meeting and stockholders who are present at the Annual Meeting may withdraw their proxies and vote in person.

By Order of the Board of Directors,
Mark G. Papa
Chief Executive Officer and Chairman of the Board

Denver, Colorado
March 21, 2019

CENTENNIAL RESOURCE DEVELOPMENT, INC.
1001 Seventeenth Street, Suite 1800
Denver, Colorado 80202

PROXY STATEMENT
FOR
2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 1, 2019

This proxy statement is being furnished by and on behalf of the board of directors of Centennial Resource Development, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), in connection with the solicitation of proxies to be voted at the Company’s 2019 annual meeting of stockholders (the “Annual Meeting”). The date, time and place of the Annual Meeting are as follows:
Date:    May 1, 2019
Time:    10:00 a.m. (Central Time)
Place:     The Sugar Land Marriott Town Square
16090 City Walk
Sugar Land, TX 77479
At the Annual Meeting, the Company’s stockholders will be asked to:

•
Elect three directors to our board of directors, each to serve as a Class III director for a term of three years expiring at our annual meeting of stockholders to be held in 2022 and until his successor is duly elected and qualified. The following persons have been nominated as Class III directors:

•	Mark G. Papa;

•	David M. Leuschen; and

•	Pierre F. Lapeyre, Jr.;

•	Approve, by a non-binding advisory vote, the Company’s named executive officer compensation;

•	Approve the adoption of the Centennial Resource Development, Inc. 2019 Employee Stock Purchase Plan;

•
Approve amendments to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) and the Company’s Amended and Restated Bylaws (the “Bylaws”) to implement a majority voting standard in uncontested director elections;

•
Approve and adopt amendments to the Charter to eliminate provisions relating to our prior capital structure and the initial business combination that are no longer applicable to us or our stockholders;

•	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

•	Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our principal executive offices are located at 1001 Seventeenth Street, Suite 1800, Denver, Colorado 80202, and our telephone number is (720) 499-1400.
We are furnishing the proxy materials for the Annual Meeting by mailing to our stockholders either a full set of paper proxy materials or a Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting (the “Notice”). The paper proxy materials and the Notice will first be mailed to stockholders on or about March 21, 2019.

TABLE OF CONTENTS

Page
General Information About the Meeting	1
Proposal 1: Election of Directors	5
Corporate Governance	10
Audit Committee Report	16
Compensation Discussion and Analysis	17
Compensation Committee Report	29
Executive Officers	36
Certain Relationships and Related Party Transactions	37
Section 16(a) Beneficial Ownership Reporting Compliance	38
Security Ownership of Certain Beneficial Owners and Management	39
Proposal 2: Approval on an Advisory Basis of our Named Executive Officer Compensation	42
Proposal 3: Adoption of the Centennial Resource Development, Inc. 2019 Employee Stock Purchase Plan	43
Proposal 4: Approval and Adoption of Amendments to the Company’s Charter and Bylaws to Implement a Majority Voting Standard in Uncontested Director Elections	46
Proposal 5: Approval and Adoption of Additional Charter Amendments	48
Proposal 6: Ratification of Appointment of Independent Registered Public Accounting Firm	49
Annual Report	50
Other Business	50
Stockholder Proposals	50
Availability of Certain Documents	51
Annex A: Employee Stock Purchase Plan	A-1
Annex B: Third Amended and Restated Certificate of Incorporation	B-1
Annex C: Second Amended and Restated Bylaws	C-1

GENERAL INFORMATION ABOUT THE MEETING
In this section of the proxy statement, we answer some common questions regarding the Annual Meeting and the voting of shares of our Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) and Class C Common Stock, par value $0.0001 per share (the “Class C Common Stock” and, together with the Class A Common Stock, the “Common Stock”), at the Annual Meeting.
Where and when will the Annual Meeting be held?
The date, time and place of the Annual Meeting are as follows:
May 1, 2019
10:00 a.m. (Central Time)
The Sugar Land Marriott Town Square
16090 City Walk
Sugar Land, TX 77479
Why did I receive a Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting in the mail instead of a paper copy of the proxy materials?
The United States Securities and Exchange Commission (the “SEC”) has approved rules (the “e-proxy rules”) allowing companies to furnish proxy materials, including this proxy statement and our annual report for the fiscal year ended December 31, 2018, to our stockholders by providing access to such documents on the Internet instead of mailing paper copies. We believe these e-proxy rules provide a convenient and quick way in which our stockholders can access the proxy materials and vote their shares of Common Stock, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. Accordingly, certain of our stockholders will receive a Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting (the “Notice”) and will not receive paper copies of the proxy materials unless they request them. Instead, the Notice will provide such stockholders with notice of the Annual Meeting and will also provide instructions regarding how such stockholders can access and review all of the proxy materials on the Internet. The Notice also provides instructions as to how you may submit your proxy electronically via the Internet or by telephone. If you received the Notice and you would instead prefer to receive a paper or electronic copy of the proxy materials, you should follow the instructions for requesting such materials that are provided in the Notice. Any request to receive proxy materials by mail or email will remain in effect until you revoke it.
Why did you send me the proxy materials or the Notice?
We sent you the proxy materials or the Notice because we are holding our Annual Meeting and our board of directors (the “Board”) is asking for your proxy to vote your shares of Common Stock at the Annual Meeting. We have summarized information in this proxy statement that you should consider in deciding how to vote at the Annual Meeting.
Can I vote my shares of Common Stock by filling out and returning the Notice?
No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to authorize your proxy electronically via the Internet, by telephone or by requesting and returning a paper proxy card, or you may vote your shares of Common Stock by submitting a ballot in person at the meeting.
Who can vote?
You can vote your shares of Common Stock if our records show that you were the owner of the shares as of the close of business on March 13, 2019, the record date for determining the stockholders who are entitled to vote at the Annual Meeting. As of March 13, 2019, there were a total of 264,394,082 shares of Class A Common Stock and 12,003,183 shares of Class C Common Stock outstanding and entitled to vote at the Annual Meeting. You get one vote for each share of Common Stock that you own.
How is a quorum determined?
We will hold the Annual Meeting if stockholders representing the required quorum of shares of Common Stock entitled to vote authorize their proxy online or telephonically, sign and return their proxy cards or attend the Annual Meeting. The presence in person or by proxy of a majority of the shares of Common Stock entitled to vote at the Annual Meeting constitutes a quorum. If you authorize your proxy online or telephonically or sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to indicate your vote on the proxy card.

What is the required vote for approval?
The election of each of our Class III director nominees requires the vote of a plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. If you withhold votes for purposes of the vote on the election of directors, your withheld votes will not be counted as votes cast and will have no effect on the result of such vote. Broker non-votes also have no effect on the outcome of the vote.
The approval by a non-binding advisory vote of our named executive officer compensation, the approval of the adoption of the Centennial Resource Development, Inc. 2019 Employee Stock Purchase Plan and the ratification of the appointment of KPMG LLP as our independent registered public accounting firm require the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. If you abstain for purposes of these proposals, your abstention will not be counted as a vote cast and, therefore, will not have an effect on the results of such vote. For the adoption of the Centennial Resource Development, Inc. 2019 Employee Stock Purchase Plan and the approval on an advisory basis of our named executive officer compensation, broker non-votes will have no effect on the outcome of the vote. However, the rules of the NASDAQ Capital Market (the “NASDAQ”) permit brokers to vote uninstructed shares at their discretion regarding the ratification of the appointment of KPMG LLP as our independent registered public accounting firm, so there will be no broker non-votes on the proposal.
The two proposals that contain proposed amendments to the Company’s Charter and Bylaws require a vote, whether present in person or represented by proxy at the Annual Meeting, of the majority of outstanding shares of Common Stock entitled to vote on the proposal. If you abstain for purposes of these proposals, your abstention will be counted as a vote against the proposal. Broker non-votes will have no effect on the outcome of the vote for these proposals.
How do I vote by proxy?
Follow the instructions on the Notice or the proxy card to authorize a proxy to vote your shares of Common Stock at the Annual Meeting electronically via the Internet or by telephone or, if you received paper proxy materials, by completing and returning the proxy card. The individuals named and designated as proxies will vote your shares of Common Stock as you instruct. You have the following choices in voting your shares of Common Stock:

•	You may vote on each proposal, in which case your shares will be voted in accordance with your choices.

•	In voting on the election of Class III directors, you may either vote “FOR” each director or withhold your vote on any or all of the directors.

•
You may abstain from voting on the proposal (i) to approve on an advisory basis our named executive officer compensation, (ii) to approve the adoption of the Centennial Resource Development, Inc. 2019 Employee Stock Purchase Plan and (iii) to ratify the appointment of KPMG LLP as our independent registered public accounting firm, in which case no vote will be recorded with respect to the proposal.

•	You may abstain from voting on the two proposals that contain proposed amendments to the Company’s Charter and Bylaws, in which case your vote will be counted as a vote against the proposal.
You may return a signed proxy card without indicating your vote on any matter, in which case the designated proxies will vote to (i) elect each Class III director nominee, (ii) approve on an advisory basis our named executive officer compensation, (iii) approve the adoption of the Centennial Resource Development, Inc. 2019 Employee Stock Purchase Plan, (iv) approve the two proposals that contain proposed amendments to the Company’s Charter and Bylaws and (v) ratify the appointment of KPMG LLP as our independent registered public accounting firm.
How can I authorize my proxy online or via telephone?
In order to authorize your proxy online or via telephone, go to www.cstproxyvote.com or call the toll-free number reflected on the Notice, and follow the instructions. If your shares of Common Stock are held in the name of your broker, a bank or other nominee in “street name,” that party will give you instructions for voting your shares. Please have your Notice in hand when accessing the site, as it contains a control number required for access. You can authorize your proxy electronically via the Internet or by telephone at any time prior to 11:59 p.m., Eastern Time, on April 30, 2019, the day before the Annual Meeting.
If you received paper proxy materials, you may also refer to the enclosed proxy card for instructions. If you choose not to authorize your proxy electronically, please complete and return the paper proxy card in the pre-addressed, postage-paid envelope provided.

What if other matters come up at the Annual Meeting?
As of the date of this proxy statement, the only matters we know of that will be voted on at the Annual Meeting are the proposals we have described herein: (i) the election of three Class III directors, (ii) the approval on an advisory basis of our named executive officer compensation, (iii) the approval of the adoption of the Centennial Resource Development, Inc. 2019 Employee Stock Purchase Plan, (iv) the approval and adoption of amendments to the Company’s Charter and Bylaws to implement a majority voting standard in uncontested director elections, (v) the approval and adoption of amendments to the Charter to eliminate provisions relating to our prior capital structure and the initial business combination that are no longer applicable to us or our stockholders; and (vi) the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. If other matters are properly presented at the Annual Meeting, the designated proxies will vote your shares of Common Stock at their discretion.
Can I change my previously authorized vote?
Yes, you can change your vote at any time before the vote on a proposal either by executing or authorizing, dating and delivering to us a new proxy electronically via the Internet, by telephone or by mail at any time prior to 11:59 p.m., Eastern Time, on April 30, 2019, the day before the Annual Meeting, by giving us a written notice revoking your proxy card or by attending the Annual Meeting and voting your shares of Common Stock in person. Your attendance at the Annual Meeting will not, by itself, revoke a proxy previously given by you. We will honor the latest dated proxy.
Proxy revocation notices or new proxy cards should be sent to Centennial Resource Development, Inc., 1001 Seventeenth Street, Suite 1800, Denver, Colorado, 80202, Attention: General Counsel.
Can I vote in person at the Annual Meeting rather than by authorizing a proxy?
You can attend the Annual Meeting and vote your shares of Common Stock in person; however, we encourage you to authorize your proxy to ensure that your vote is counted. Authorizing your proxy electronically or telephonically, or submitting a proxy card, will not prevent you from later attending the Annual Meeting and voting your shares of Common Stock in person.
Will my shares of Common Stock be voted if I do not provide my proxy?
Depending on the proposal, your shares of Common Stock may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the NASDAQ rules to cast votes on certain “routine” matters if they do not receive instructions from their customers. The proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm is considered a “routine” matter for which brokerage firms may vote shares without receiving voting instructions.
Brokerage firms do not have the authority under the NASDAQ rules to vote on non-routine matters, which include the election of directors, the approval on an advisory basis of our named executive officer compensation, the approval of the adoption of the Centennial Resource Development, Inc. 2019 Employee Stock Purchase Plan and the approval of the two proposals that contain proposed amendments to the Company’s Charter and Bylaws. If you do not provide the brokerage firm with voting instructions on these proposals, your shares will not be voted and will result in “broker non-votes.” Broker non-votes will be considered present for the purpose of determining whether we have a quorum; however, such broker non-votes will not have an effect on the election of directors, the approval on an advisory basis of our named executive officer compensation, the approval of the adoption of the Centennial Resource Development, Inc. 2019 Employee Stock Purchase Plan or the approval and adoption of the proposed amendments to the Company’s Charter and Bylaws described in Proposals 4 and 5.
What do I do if my shares are held in “street name”?
If your shares of Common Stock are held in the name of your broker, a bank or other nominee in “street name,” that party will give you instructions for voting your shares. If your shares of Common Stock are held in “street name” and you would like to vote your shares in person at the Annual Meeting, you must contact your broker, bank or other nominee to obtain a proxy form from the record holder of your shares.
Who will count the votes?
Representatives of Continental Stock Transfer & Trust Company will count the votes and will serve as the independent inspector of election.

Who pays for this proxy solicitation?
We do. The Company has engaged Morrow Sodali, to assist in the solicitation of proxies for the Annual Meeting. The Company has agreed to pay Morrow Sodali a fee of $6,500, plus disbursements. The Company will reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Common Stock and in obtaining voting instructions from those owners. In addition to sending you these materials, some of our employees or agents may contact you by telephone, by mail or in person. None of our employees will receive any extra compensation for providing those services.
Who can help with my questions?
If you have additional questions about this proxy statement or the Annual Meeting or would like to receive additional copies, without charge, of this document or our annual report for the fiscal year ended December 31, 2018, please contact:

Centennial Resource Development, Inc.
1001 Seventeenth Street, Suite 1800
Denver, Colorado, 80202
Attention: General Counsel
If you have any questions or need assistance voting your shares you may also contact our proxy solicitor at:

Morrow Sodali LLC
470 West Avenue, 3rd Floor
Stamford, CT 06902

Banks and Brokerage Firms, please call (203) 658-9400

Stockholders, please call toll free (800) 662-5200

PROPOSAL 1
ELECTION OF DIRECTORS
Board Structure
There are currently nine directors on our Board, and eight of our directors are divided into three classes, with two directors in Class I and three directors in each of Class II and Class III. The terms of office of the three Class III directors will expire at the Annual Meeting. One additional director is elected each year by the holder of our Series A Preferred Stock, par value $0.0001 per share, to serve for a one-year term expiring at the next annual meeting of our stockholders.
Class III Election
The three nominees for election as Class III directors are listed below. If elected, the nominees for election as Class III directors will serve on our Board for a term of three years expiring at our annual meeting of stockholders in 2022 and until their respective successors are duly elected and qualified. Each of the nominees currently serves on our Board.
Class III Nominees
The Class III nominees are as follows:

Director	Age, Principal Occupation, Business Experience, Other Directorships Held and Director Qualifications	Director Since
Mark G. Papa (Class III)
Mark G. Papa, age 72, has served as our Chief Executive Officer and Chairman of the Board since November 2015. Mr. Papa is also an advisor to Riverstone Holdings, LLC, a private equity firm specializing in energy investments (together with its affiliates, “Riverstone”). We currently anticipate that Mr. Papa will spend approximately 90% of his working time providing services to us as our Chairman and Chief Executive Officer and approximately 10% of his working time providing services to Riverstone on matters unrelated to the Company. Prior to joining Riverstone in February 2015, Mr. Papa was Chairman and CEO of EOG Resources, Inc. (NYSE: EOG), an independent U.S. oil and gas company (“EOG”), from August 1999 to December 2013. Mr. Papa served as a member of EOG’s board of directors from August 1999 until December 2014. Mr. Papa worked at EOG for 32 years in various management positions. Mr. Papa was retired from December 2013 through February 2015. Prior to joining EOG, Mr. Papa worked at Conoco Inc. for 13 years in various engineering and management positions. Mr. Papa has also served on the board of Schlumberger Limited (NYSE: SLB), an international oilfield services company, since October 2018 and Casa de Esperanza, a non-profit organization serving children in crisis situations, since November 2006. Mr. Papa previously served on the board of Oil States Industries (NYSE: OIS), an international oilfield services company, from February 2001 to August 2018. In February 2010 and 2013, the Harvard Business Review cited Mr. Papa as one of the 100 Best Performing CEOs in the World; both times Mr. Papa was the highest ranked Global Energy CEO. Additionally, Institutional Investor magazine repeatedly ranked him as the Top Independent E&P CEO. He received his B.S. in petroleum engineering from the University of Pittsburgh and an MBA from the University of Houston.

We believe Mr. Papa’s significant experience in the energy industry and his deep understanding of the Company and its assets make him well qualified to serve as the Chairman of our Board. Through his current role as our Chief Executive Officer and Chairman, and his prior experience with EOG and other exploration and production companies, Mr. Papa has established himself in the industry as a proven leader with a strong understanding of exploration and production techniques, macro conditions in the energy industry, as well as the operational, strategic, financial, risk and compliance issues facing a publicly traded company in the upstream oil and gas industry.
2015

David M. Leuschen (Class III)
David M. Leuschen, age 67, has served as a director since October 2016. Mr. Leuschen is a Founder of Riverstone and has been a Senior Managing Director since 2000. Prior to founding Riverstone, Mr. Leuschen was a Partner and Managing Director at Goldman Sachs and founder and head of the Goldman Sachs Global Energy and Power Group. Mr. Leuschen joined Goldman Sachs in 1977, became head of the Global Energy and Power Group in 1985, became a Partner of that firm in 1986 and remained with Goldman Sachs until leaving to found Riverstone in 2000. Mr. Leuschen also served as Chairman of the Goldman Sachs Energy Investment Committee, where he was responsible for screening potential investments by Goldman Sachs in the energy and power industries. Mr. Leuschen has served as a non-executive board member of Riverstone Energy Limited (LSE: REL) (“REL”) since May 2013 and serves on the boards of directors or equivalent bodies of a number of private Riverstone portfolio companies and their affiliates. Mr. Leuschen is currently a director of Alta Mesa Resources, Inc. (NASDAQ: AMR), a position he has held since February 2018. In 2007, Mr. Leuschen, along with Riverstone and The Carlyle Group (“Carlyle”), became the subject of an industry-wide inquiry by the Office of the Attorney General of the State of New York (the “Attorney General”) relating to the use of placement agents in connection with investments by the New York State Common Retirement Fund (“NYCRF”) in certain funds, including funds that were jointly developed by Riverstone and Carlyle. In June 2009, Riverstone entered into an Assurance of Discontinuance with the Attorney General to resolve the matter and agreed to make a restitution payment of $30 million to the New York State Office of the Attorney General for the benefit of NYCRF. Mr. Leuschen also entered into an Assurance of Discontinuance with the Attorney General in December 2009 and agreed that Riverstone and/or Mr. Leuschen would make a restitution payment of $20 million to the New York State Office of the Attorney General for the benefit of NYCRF. Mr. Leuschen received an MBA from Dartmouth’s Amos Tuck School of Business and an A.B. degree from Dartmouth College.

As a founder of Riverstone, Mr. Leuschen has overseen investments in, and the operations of, various companies operating in the energy and power industries. In connection with that role and his prior experience at Goldman Sachs, Mr. Leuschen has a deep understanding of the energy and power industries and has extensive experience with capital markets and other financing transactions. Mr. Leuschen also serves as a director on the boards of various other energy and power companies, which we believe further enhances his understanding of the industry and perspective on best practices relating to corporate governance, corporate responsibility, management and capital markets transactions. For these reasons, among others, we believe Mr. Leuschen is qualified to serve as a director.
2016

Pierre F. Lapeyre, Jr. (Class III)
Pierre F. Lapeyre, Jr., age 56, has served as a director since October 2016. Mr. Lapeyre is a Founder of Riverstone and has been a Partner/Senior Managing Director since 2000. Prior to founding Riverstone, Mr. Lapeyre was a Managing Director of Goldman Sachs in its Global Energy and Power Group. Mr. Lapeyre joined Goldman Sachs in 1986 and spent his 14-year investment banking career focused on energy and power, particularly the midstream, upstream and energy service sectors. Mr. Lapeyre has served as a non-executive board member of REL since May 2013 and serves on the boards of directors or equivalent bodies of a number of public and private Riverstone portfolio companies and their affiliates. Mr. Lapeyre is currently a director of Alta Mesa Resources, Inc. (NASDAQ: AMR), a position he has held since February 2018. He has an MBA from the University of North Carolina at Chapel Hill and a B.S. in Finance and Economics from the University of Kentucky.

We believe Mr. Lapeyre is qualified to serve on our Board due to his extensive financing, mergers and acquisitions and investing experience in the energy and power industries. Mr. Lapeyre has a deep understanding of the energy and power industries arising from his experience as a Founder and Managing Director at Riverstone and prior experience at Goldman Sachs. Furthermore, as a result of Mr. Lapeyre’s service on the boards of various energy and power companies, he is able to share best practices relating to transactions, risk oversight, shareholder engagement, corporate governance, corporate responsibility and management.
2016
Vote Required; Recommendation
The election of a director to the Board requires the affirmative vote of a plurality of the votes cast at the Annual Meeting.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE CLASS III DIRECTOR NOMINEES NAMED ABOVE.
Continuing Directors
The five Class I and Class II directors whose terms will continue after the Annual Meeting and will expire at our 2020 (Class I) or 2021 (Class II) annual meeting of stockholders, as well as the director nominated for election at the Annual Meeting by the holder of our Series A Preferred Stock, are listed below.

Director	Age, Principal Occupation, Business Experience, Other Directorships Held and Director Qualifications	Director Since
Maire A. Baldwin (Class I)
Maire A. Baldwin, age 53, has served as a director since October 2016. Ms. Baldwin was employed as an Advisor to EOG, from March 2015 until April 2016. Prior to that, she was employed at EOG as Vice President Investor Relations from 1996 to 2014. Ms. Baldwin has served as a director of the Houston Parks Board since 2011, a non-profit dedicated to developing parks and green space to the greater Houston area where she serves on several committees. She is co-founder of Pursuit, a non-profit dedicated to raising funds and awareness of adults with intellectual and developmental disabilities. Ms. Baldwin has an MBA from the University of Texas at Austin and a B.A. in Economics from the University of Texas at Austin. We believe Ms. Baldwin is qualified to serve on our Board due to her extensive experience in the energy industry.
2016

Robert M. Tichio (Class I)
Robert M. Tichio, age 41, has served as a director since October 2016. Mr. Tichio is a Partner of Riverstone and joined Riverstone in 2006. Prior to joining Riverstone, Mr. Tichio was in the Principal Investment Area of Goldman Sachs which manages the firm’s private corporate equity investments. Mr. Tichio began his career at J.P. Morgan in the Mergers & Acquisitions group where he concentrated on assignments that included public company combinations, asset sales, takeover defenses and leveraged buyouts. In addition to serving on the boards of a number of Riverstone portfolio companies and their affiliates, Mr. Tichio has been a director of EP Energy Corporation since September 2013, Talos Energy Inc. (NYSE: TALO) since April 2012 and Pipestone Energy Corp., a Canadian publicly traded company, since January 2019. Mr. Tichio previously served as a member of the board of directors of Gibson Energy (TSE:GEI) from 2008 to 2013; Midstates Petroleum Company, Inc. from 2012 to 2015; and, Northern Blizzard Inc. from 2010 to 2017. He holds an MBA from Harvard Business School and a bachelor’s degree from Dartmouth College. We believe Mr. Tichio is qualified to serve on our Board due to his extensive private equity and mergers and acquisitions experience.
2016
Karl E. Bandtel (Class II)
Karl E. Bandtel, age 52, has served as a director since October 2016. Mr. Bandtel was a Partner at Wellington Management Company, where he managed energy portfolios, from 1997 until June 30, 2016, when he retired. He holds a master’s degree in business from the University of Wisconsin-Madison and a bachelor’s degree from the University of Wisconsin-Madison. We believe Mr. Bandtel is qualified to serve on our Board due to his extensive experience in evaluating and investing in energy companies, both public and private, and to his executive management skills developed as part of his career with Wellington Management Company.
2016
Matthew G. Hyde (Class II)
Matthew G. Hyde, age 63, has served as a director since January 2018. Previously, Mr. Hyde was Senior Vice President of Exploration at Concho Resources Inc. (NYSE: CXO) from 2010 to 2016. After leaving Concho, Mr. Hyde was retired until joining our Board in January 2018. From 2008 to 2010, Mr. Hyde served as Concho’s Vice President of Exploration and Land. From 2001 to 2007, Mr. Hyde was an Asset Manager of Oxy Permian, a business unit of Occidental Petroleum Corporation (NYSE: OXY). Mr. Hyde served as President and General Manager of Occidental Petroleum Corporation’s international business unit in Oman from 1998 to 2001. Prior to that role, Mr. Hyde served in a variety of domestic and international exploration positions for Occidental Petroleum Corporation, including Regional Exploration Manager responsible for Latin American exploration activities. From 2008 to 2012, Mr. Hyde served in various leadership positions, including the Executive Committee and Chairman of the Board, for the New Mexico Oil & Gas Association (NMOGA), which promotes the safe and environmentally responsible development of oil and natural gas resources in New Mexico. Mr. Hyde has also served as a director of privately held Birch Permian Holdings, Inc. since April 2018. He is a graduate of the University of Vermont and the University of Massachusetts where he obtained Bachelor of Arts and Master of Science degrees, respectively, in Geology. Mr. Hyde also holds a Master of Business Administration degree from the University of California Los Angeles. We believe Mr. Hyde is qualified to serve on our Board due to his extensive management and operational experience in the upstream oil and gas industry, including in the Permian and Delaware Basins.
2018

Jeffrey H. Tepper (Class II)
Jeffrey H. Tepper, age 53, has served as a director since February 2016. Mr. Tepper is Founder of JHT Advisors LLC, an M&A advisory and investment firm. From 1990 to 2013, Mr. Tepper served in a variety of senior management and operating roles at the investment bank Gleacher & Company, Inc. and its predecessors and affiliates (“Gleacher”). Mr. Tepper was Head of Investment Banking and a member of the Firm’s Management Committee. Mr. Tepper is also Gleacher’s former Chief Operating Officer overseeing operations, compliance, technology and financial reporting. In 2001, Mr. Tepper co-founded Gleacher’s asset management activities and served as President. Gleacher managed over $1 billion of institutional capital in the mezzanine capital and fund of hedge fund areas. Mr. Tepper served on the Investment Committees of Gleacher Mezzanine and Gleacher Fund Advisors. Between 1987 and 1990, Mr. Tepper was employed by Morgan Stanley & Co. as a financial analyst in the mergers & acquisitions and merchant banking departments. Mr. Tepper is currently a director of Alta Mesa Resources, Inc. (NASDAQ: AMR), a position he has held since March 2017 when the company was called Silver Run Acquisition Corporation II. Mr. Tepper received an MBA from Columbia Business School and a B.S. in Economics from The Wharton School of the University of Pennsylvania with concentrations in finance and accounting. Mr. Tepper is experienced in mergers and acquisitions, corporate finance, leveraged finance and asset management. We believe Mr. Tepper is qualified to serve on our Board due to his significant investment and financial experience.
2016
Tony R. Weber (Series A Preferred)
Tony R. Weber, age 56, has served as a director since October 2016. Mr. Weber joined Natural Gas Partners in December 2003 and has served as a Managing Partner since November 2013. He previously served Natural Gas Partners in other capacities, including Managing Director from 2007 to November 2013. Prior to joining Natural Gas Partners, Mr. Weber was the Chief Financial Officer of Merit Energy Company from April 1998 to December 2003. Prior to that, he was Senior Vice President and Manager of Union Bank of California’s Energy Division in Dallas, Texas from 1987 to 1998. Mr. Weber served as the Chairman of the Board for Memorial Resource Development, Inc. from its formation in January 2014 until Memorial Resource Development, Inc. was acquired by Range Resources Corporation in September 2016. In addition, Mr. Weber served as a director of the general partner of Memorial Production Partners LP from December 2011 to March 2016 and a member of the Board of Directors of WildHorse Resource Development Corporation from September 2016 to February 2019, when WildHorse Resource Development Corporation was acquired by Chesapeake Energy Corporation. Further, in his role at Natural Gas Partners, Mr. Weber serves on numerous private company boards as well as industry groups, including the IPAA Capital Markets Committee and Dallas Wildcat Committee. He currently serves on the Dean’s Council of the Mays Business School at Texas A&M University and was a founding member of the Mays Business Fellows Program. Mr. Weber received a B.B.A. in Finance in 1984 from Texas A&M University. We believe Mr. Weber is qualified to serve on our Board due to his extensive corporate finance, banking and private equity experience.
2016

CORPORATE GOVERNANCE
Governance Highlights
We are committed to corporate governance practices that promote the long-term interests of our stockholders, strengthen our Board, foster management accountability, and help build public trust in our company. The table below sets forth some of our most important governance highlights, which are described in more detail in this proxy statement
Board Structure

Size of Board of Directors	9	Annual Board and Committee Self-Evaluations	Yes
Number of Independent Directors	5	Diverse Board Skills and Experience	Yes
		Lead Independent Director	Yes

Board and Committee Governance; Board’s Role in Risk Oversight

Corporate Governance Guidelines	Yes	Review of Related Person Transactions	Yes
Code of Business Conduct and Ethics	Yes	Compensation Risk Assessment	Yes
Board and Audit Committee Risk Oversight	Yes

Compensation; Stock Ownership

Annual Equity Grants to Directors	Yes	Tax Gross-Ups	No
Non-Hedging and Non-Pledging Policies	Yes	Director and Senior Management Stock Ownership Guidelines	Yes
Clawback Policy	Yes
Our website (www.cdevinc.com) includes materials that are helpful in understanding our corporate governance practices, including our Corporate Governance Guidelines, Code of Business Conduct and Ethics, Policy for Related Person Transactions, Policy for Accounting-Related Complaints and charters for the committees of our Board.
Board Role in Risk Oversight
As an oil and gas exploration and production company, we encounter a variety of risks, including, among others, commodity price volatility and supply and demand risks, risks associated with rising costs of doing business, availability of capital and financing, risks associated with our development, acquisition and production activities, environmental and other regulatory risks, weather-related risks and political instability. While our senior management is responsible for the day-to-day management of the risks we face, the Board, directly and through its committees, oversees the Company’s management and, with their assistance, is actively involved in the oversight of risks that could affect the Company. Specifically, the Board is responsible for ensuring that the risk management processes designed and implemented by management are adequate to address the risks we face and function as intended. Accordingly, during the course of each year, the Board (i) reviews and approves management’s operating plans and considers any risks that could affect operating results, (ii) reviews the structure and operation of our various departments and functions and (iii) in connection with the review and approval of particular transactions and initiatives, reviews related risk analyses and mitigation plans.
The Board has delegated certain risk oversight responsibility to committees of the Board as follows: (i) the audit committee of the Board (the “Audit Committee”) oversees the Company’s risk assessment and risk management guidelines, policies and processes, as well as risks relating to the financial statements and financial reporting processes of the Company, meeting periodically with management to discuss the Company’s major financial risk exposures and the steps management is taking to monitor and control such exposures, including the Company’s risk assessment and risk management policies; (ii) the compensation committee of the Board (the “Compensation Committee”) oversees risks related to senior executive and other compensation; and (iii) the nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”) oversees risks related to corporate governance. Our senior management regularly reports to the full Board and, as appropriate, the committees of the Board regarding enterprise risk that the Company must mitigate and/or manage.

Board Independence
NASDAQ listing rules require that a majority of the board of directors of a company listed on NASDAQ be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Maire A. Baldwin, Karl E. Bandtel, Matthew G. Hyde, Jeffrey H. Tepper and Tony R. Weber are independent within the meaning of the NASDAQ listing rules. Further, our Board has determined that Maire A. Baldwin, Karl E. Bandtel and Jeffrey H. Tepper, the current members of the Audit Committee, are independent with the meaning of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Lead Independent Director
Our Corporate Governance Guidelines provide that, if the Chairman of the Board is a member of management or does not otherwise qualify as independent, the independent directors may elect a lead independent director. In 2018, the independent directors elected Ms. Baldwin to serve as the Board’s lead independent director. The lead director’s responsibilities include, but are not limited to: (i) presiding over all meetings of our Board at which the Chairman of the Board is not present, including any executive sessions of the independent directors; (ii) approving Board meeting schedules and agendas; and (iii) acting as the liaison between the independent directors and the Chief Executive Officer and Chairman of the Board. Our Board may modify its leadership structure in the future as it deems appropriate.
Board Meetings
Our Board conducts its business through meetings of the Board, actions taken by written consent in lieu of meetings and by the actions of its committees. During the fiscal year ended December 31, 2018, the Board held four meetings and acted by unanimous written consent one time. During the fiscal year ended December 31, 2018, no incumbent director attended fewer than 75% of the total number of meetings of the Board (including consents to action in lieu of a meeting) held during the period for which he or she has been a director.
Committees of the Board
The Board currently has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each of the committees reports to the Board as it deems appropriate and as the Board may request. The composition, duties and responsibilities of these committees are set forth below.
From time to time and as necessary to address specific issues, our Board may establish other committees.
Audit Committee
The principal functions of our Audit Committee are detailed in the Audit Committee charter, which is posted on the Investor Relations portion of our website at www.cdevinc.com, and include:

•	the appointment, compensation, retention, replacement and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•
pre-approving all audit and permitted non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent auditors;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction;

•	reviewing our annual audited financial statements and quarterly financial statements with management and the Company’s independent auditors prior to their final completion and filing with the SEC;

•	reviewing the program, policies and systems we have in place to monitor compliance with the Code of Business Conduct and Ethics and any ethics complaints we may receive; and

•
reviewing with management, the independent auditors and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.
Our Audit Committee consists of Jeffrey H. Tepper, Karl E. Bandtel and Maire A. Baldwin, with Mr. Tepper serving as the Chair. We believe that Messrs. Tepper and Bandtel and Ms. Baldwin qualify as independent directors according to the rules and regulations of the SEC with respect to audit committee membership. We also believe that Mr. Tepper qualifies as our “audit committee financial expert,” as such term is defined in Item 401(h) of Regulation S-K.
During the fiscal year ended December 31, 2018, the Audit Committee held six meetings and acted by unanimous written consent one time.
Compensation Committee
The principal functions of our Compensation Committee are detailed in the Compensation Committee charter, which is posted on the Investor Relations portion of our website at www.cdevinc.com, and include:

•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•	reviewing and approving on an annual basis the compensation of all of our other officers;

•	reviewing and approving on an annual basis the compensation of all of our non-employee directors;

•	reviewing on an annual basis our executive compensation policies and plans;

•	implementing and administering our incentive compensation stock-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•	producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.
Our Compensation Committee consists of Maire A. Baldwin, Jeffrey H. Tepper and Tony R. Weber, with Ms. Baldwin serving as the Chair. Our Board has affirmatively determined that Ms. Baldwin and Messrs. Tepper and Weber meet the definition of “independent director” for purposes of serving on a compensation committee under the NASDAQ listing rules.
The Compensation Committee may delegate the approval of certain transactions to a subcommittee consisting solely of two or more members of the Compensation Committee. On October 27, 2016, the Compensation Committee created a subcommittee (the “Section 162(m) Plan Subcommittee”) consisting of Ms. Baldwin and Mr. Tepper to administer and make determinations from time to time with respect to awards granted or compensation to be provided under the Centennial Resource Development, Inc. 2016 Long Term Incentive Plan (as amended and/or restated, the “LTIP”) or any successor plan, including compensation that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, and the regulations promulgated thereunder. The Compensation Committee dissolved the Section 162(m) Plan Subcommittee on February 13, 2018.
The Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors (independent or otherwise) to assist in carrying out its responsibilities. For information regarding the role of our Chief Executive Officer, other executive officers and compensation consultants in determining our executive and director compensation, please refer to the section entitled “Compensation Discussion and Analysis-Determination of Compensation.”
During the fiscal year ended December 31, 2018, the Compensation Committee held eight meetings and acted by unanimous written consent five times. In addition, prior to its dissolution, the Section 162(m) Plan Subcommittee acted by unanimous written consent one time in 2018.
Nominating and Corporate Governance Committee
The principal functions of our Nominating and Corporate Governance Committee are detailed in the Nominating and Corporate Governance Committee charter, which is posted on the Investor Relations portion of our website at www.cdevinc.com, and include:

•	assisting the Board in identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board;

•	recommending director nominees for election or for appointment to fill vacancies;

•	monitoring the independence of board of director members; and

•	ensuring the availability of director education programs.
The Nominating and Corporate Governance Committee also develops and recommends to the Board corporate governance principles and practices and assists in implementing them, including conducting a regular review of our corporate governance principles and practices. The Board finds it appropriate that the Nominating and Corporate Governance Committee currently does not have a policy regarding consideration of director candidates recommended by stockholders. The Nominating and Corporate Governance Committee oversees the annual performance evaluation of the Board and the committees of the Board and makes a report to the Board on succession planning.
Our Nominating and Corporate Governance Committee consists of Karl E. Bandtel, Matthew G. Hyde and Tony R. Weber, with Mr. Bandtel serving as the Chair. Our Board has affirmatively determined that Messrs. Bandtel, Hyde and Weber meet the definition of “independent director” for purposes of serving on a nominations committee under the NASDAQ listing rules.
The Nominating and Corporate Governance Committee held one meeting during the fiscal year ended December 31, 2018 and acted by unanimous written consent one time.
Compensation Committee Interlocks and Insider Participation
During the fiscal year ended December 31, 2018, no officer or employee of the Company served as a member of our Compensation Committee. None of our executive officers serve, or have served during the fiscal year ended December 31, 2018, as a member of the board of directors or compensation committee of any entity that has or had one or more executive officers serving on our Board or Compensation Committee.
Code of Business Conduct and Ethics
We have adopted a written code of ethics (the “Code of Business Conduct and Ethics”) that applies to our directors, officers and employees and that, among other purposes, is intended to assist directors, officers and employees in recognizing, avoiding and resolving ethical issues. The Code of Business Conduct and Ethics covers various topics, including the standards of honest, ethical and fair conduct, conflicts of interest, disclosure requirements, compliance, reporting and accountability, insider information and trading, confidentiality, anti-corruption laws and others. The Code of Business Conduct and Ethics is designed to comply with SEC regulations and NASDAQ listing standards related to codes of conduct and ethics and is posted on the Investor Relations portion of our website at www.cdevinc.com. A copy of our Code of Business Conduct and Ethics is also available free of charge, upon request directed to Centennial Resource Development, Inc., 1001 Seventeenth Street, Suite 1800, Denver, Colorado 80202, Attention: General Counsel. We intend to satisfy the disclosure requirements regarding any amendment to, or any waiver of, a provision of the Code of Business Conduct and Ethics by posting such information on our website within four business days following the date of any such amendment or waiver.
Annual Board and Committee Evaluation Process
 The Board and each of our committees conducted self-evaluations related to their performance in 2018, including an evaluation of each director. The Nominating and Corporate Governance Committee supervises the performance evaluations and uses various processes from year to year in order to solicit feedback, including Board and committee-level questionnaires prepared by each of the Board and committee members, the responses to which are used to evaluate the effectiveness of Board and committee performance and to identify areas for improvement and issues for further discussion. Following a discussion of the results of the evaluations, the Board and each committee review and discuss the evaluation results and take this information into account when assessing the qualifications of the Board and its directors, further enhancing the effectiveness of the Board and its committees over time.

Policies Relating to our Board
Stockholder Communications with the Board
All stockholders who wish to contact the Board may send written correspondence to Centennial Resource Development, Inc., 1001 Seventeenth Street, Suite 1800, Denver, Colorado 80202, Attention: General Counsel. Communications may be addressed to an individual director, to the non-management or independent directors as a group or to the Board as a whole, marked as confidential or otherwise. Communications not submitted confidentially, which are addressed to directors that discuss business or other matters relevant to the activities of our Board, will be preliminarily reviewed by the office of the General Counsel and then distributed either in summary form or by delivering a copy of the communication. Communications marked as confidential will be distributed, without review by the office of the General Counsel, to the director or group of directors to whom they are addressed, unless there are safety or security concerns that mitigate against further transmission.
Director Qualifications
As provided by the Nominating and Corporate Governance Committee charter, our Nominating and Corporate Governance Committee identifies, evaluates and recommends to our Board director candidates with the goal of identifying individuals with a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments. In evaluating director candidates, the Nominating and Corporate Governance Committee may also consider certain other criteria as set forth in our Corporate Governance Guidelines, including, among other things, the candidate’s experience in corporate management and as a board member of another publicly held company, the candidate’s professional and academic experience relevant to the oil and natural gas industry, the strength of the candidate’s leadership skills and the overall diversity of the Board.  The Nominating and Corporate Governance Committee and the Board monitor the mix of specific experience, qualification and skills of our directors in order to ensure that the Board, as a whole, has the necessary tools to perform its oversight function effectively.  Generally, the Nominating and Corporate Governance Committee identifies candidates through the personal, business and organizational contacts of the directors and management.
Board Leadership Structure
Currently, Mark G. Papa serves as our Chief Executive Officer and Chairman of the Board, and we have no policy with respect to the separation of the offices of Chairman and Chief Executive Officer. The Board believes that it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman and Chief Executive Officer in any way that is in the best interests of the Company at a given point in time. The Board believes that the most effective leadership structure for the Company at this time is for Mr. Papa to serve both as Chief Executive Officer as well as Chairman of the Board.
Separate Sessions of Independent Directors
Our Corporate Governance Guidelines require the Board to hold executive sessions for the independent directors, without any non-independent directors or management present, on a regularly scheduled basis but not less than twice per year. Our independent directors met in executive session on four occasions in 2018. Each of our independent directors attended each of the executive sessions.
Director Attendance at Annual Meeting of Stockholders
Although we do not have a formal policy regarding director attendance at our annual meeting of stockholders, we encourage directors to attend. Eight board members attended the 2018 annual meeting of stockholders.
Stockholder Engagement
Stockholder engagement is a very important part of our business practices. We value our stockholders’ views on a variety of important topics, including their perspective on our operations and performance, executive compensation and environmental, social and governance initiatives, among others. As a result of stockholder engagement, we enhanced our website disclosure in 2018 to better describe our corporate, environmental, health and safety, social and corporate governance commitments and practices. We are committed to corporate responsibility, environmental sustainability, operational safety and sound corporate governance, and we describe each of these commitments in detail in the “Responsibility” portion our website.
In addition, listed below are highlights of actions we have taken in 2018 or early 2019 as a result of stockholder engagement and in an effort to better align our corporate governance and compensation practices with best practices for public companies in our industry:

•
We updated our Corporate Governance Guidelines in 2018 to encourage the Nominating and Corporate Governance Committee and Board to consider diversity, among other factors, when evaluating director candidates.

•	We elected Ms. Baldwin to serve as our first lead independent director.

•
We adopted a clawback policy that provides for the recoupment of cash incentive compensation or performance-based equity compensation in certain instances if the Company restates its financial statements as a result of a material error in such financial statements.

•
We approved majority voting for uncontested director elections and recommended that our stockholders approve and adopt governance changes to implement that new voting standard, as described in greater detail in Proposal 4.

•
We enhanced the disclosure in this proxy statement to provide a more fulsome description and relative weightings of the performance goals and assessments considered by the Compensation Committee for performance-based awards granted during 2018.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management of the Company and KPMG LLP, the Company’s independent registered public accounting firm, the audited financial statements of the Company for the fiscal year ended December 31, 2018 (the “Audited Financial Statements”).
The Audit Committee has discussed with KPMG LLP the matters required to be discussed by the Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 61, as in effect on the date of this proxy statement.
The Audit Committee has: (i) considered whether non-audit services provided by KPMG LLP are compatible with its independence; (ii) received the written disclosures and the letter from KPMG LLP required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the Audit Committee concerning independence; and (iii) discussed with KPMG LLP its independence.
Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the annual report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.

Respectfully submitted,

The Audit Committee

Jeffrey H. Tepper (Chair)
Maire A. Baldwin
Karl E. Bandtel

COMPENSATION DISCUSSION AND ANALYSIS
In this Compensation Discussion and Analysis, we address our philosophy, programs and processes related to the compensation paid or awarded to our “named executive officers,” or “NEOs,” for 2018, including the elements of our compensation program for named executive officers, material compensation decisions made under that program during 2018 and the material factors considered in making those decisions. Our named executive officers include our principal executive officer, principal financial officer and our three other most highly compensated executive officers. Our named executive officers for 2018 are:

•	Mark G. Papa, Chief Executive Officer and Chairman of the Board;

•	George S. Glyphis, Vice President and Chief Financial Officer;

•	Sean R. Smith, Vice President and Chief Operating Officer;

•	Davis O. O’Connor, Vice President and General Counsel; and

•	Brent P. Jensen, Vice President and Chief Accounting Officer.
Executive Summary
Compensation Philosophy, Objectives and Rewards
Our executive compensation program has been designed to attract, motivate, reward and retain high caliber management with the skills and competencies that we believe are essential to our success and to align executive compensation with our short-term and long-term business objectives, business strategy and financial performance. To achieve our compensation objectives, we generally provide executives with a compensation package consisting primarily of the following fixed and variable elements:

Compensation Element	Compensation Objective
Annual Base Salary	Provide competitive fixed compensation based on the NEO’s title, role, experience and performance in order to attract and retain individuals with superior talent
Annual Incentive Compensation	Provide incentives to attain the Company’s and NEO’s short-term strategic, financial and operational goals
Equity Incentive Awards	Promote the maximization of stockholder value by aligning the interests of NEOs and stockholders for long-term value creation

Mix of Compensation Elements for our Named Executive Officers
Our executive compensation program directly links a substantial portion of the executive compensation to the Company’s performance through annual and long-term incentives. The pie charts below show the mix of compensation elements for our Chief Executive Officer and the average mix of compensation elements for our other named executive officers for 2018 based on the information included in the 2018 Summary Compensation Table. As discussed below, at our Chief Executive Officer’s request, the Compensation Committee did not provide additional long-term equity grants to him for 2018; therefore, the “at risk” portion of his compensation decreased from 2016 and 2017 levels as did his total compensation as discussed below in the section entitled “Compensation for our Chief Executive Officer.” These charts highlight the substantial portion of named executive officer compensation that is “at risk” because its value is tied to the Company’s performance.
Chief Executive Officer 2018 Total Compensation Pay Mix

Restricted Stock 28%
Salary 30%
Cash Bonus 42%
"At-Risk" Compensation 70%

Other NEOs 2018 Total Compensation Pay Mix

Salary
14%
Cash Bonus
10%
Performance
Stock Units
38%
Restricted Stock
38%
"At-Risk" Compensation
86%

Executive Compensation Highlights
We believe our executive compensation program is competitive with our compensation peer group and aligned with current compensation trends and best practices and contains features that are intended to optimize returns to our stockholders. The following chart highlights several features of our compensation practices.

	What We Do		What We Don't Do
✓	Pay for performance - each of our NEO’s total compensation is substantially weighted toward compensation that is “at-risk” and tied to the performance of the Company and the NEO.	✗	Allow hedging or pledging of any Company securities by any director, officer or employee.

✓	Maintain equity ownership guidelines for our officers and directors requiring substantial Company stock ownership.	✗	Provide tax gross-ups for severance or change in control payments to our NEOs or other officers or employees.

✓	Review comparative compensation data and generally target total NEO compensation between the 50th and 75th percentile of our compensation peer group.	✗	Provide defined benefit or supplemental executive retirement plans.

✓	Have an independent compensation consultant retained by our Compensation Committee.	✗	Utilize performance measures that we believe would encourage excessive risk taking.

✓	Have a clawback policy that is applicable to our NEOs.	✗	Provide significant perquisites to any of our NEOs or other officers.

✓	Have double-trigger change in control severance for both cash severance payments and equity vesting under our Severance Plan.	✗	Have employment agreements with our NEOs or other officers.

✓	Conduct an annual risk assessment of compensation practices to ensure avoidance of excessive risk taking.	✗	Guarantee bonuses for any of our NEOs or other officers.

✓	Have performance-based restricted stock units that are capped at target if our total stockholder return is less than or equal to zero for the applicable performance period.	✗	Permit repricing of underwater stock options without stockholder approval.
2018 Company Performance Highlights
During 2018, we achieved the following operational and financial performance highlights, among others:

•	Exceeded our goal of a 17% unlevered before-tax rate of return on our 2018 capital investment program;

•	Increased average daily oil and oil equivalent production volumes by 81% and 92% from 2017 levels, respectively; in-line with the midpoint of our fiscal year 2018 production guidance;

•
Substantially outperformed production costs per barrel of oil equivalent targets for lease operating expense, cash general and administrative expense, gathering, processing and transportation expense, cash interest expense and depreciation, depletion and amortization;

•	Achieved the midpoint of 2018 drilling and completions capital expenditures guidance and did not raise the capital budget in 2018;

•
Secured flow assurance for a significant portion of our near-term oil and natural gas volumes through firm transportation and firm sales agreements, ensuring essentially no volume will be shut-in due to takeaway capacity constraints out of the Permian Basin;

•
Acquired approximately 9,000 net acres of quality core leasehold acreage in the Delaware Basin through strategic bolt-on acquisitions and organic leasing at attractive prices, which allowed us to add approximately 100 core, gross operated horizontal drilling locations;

•
Retained strong balance sheet and liquidity position, ending the year with 17% Net Debt to Total Capitalization with available borrowing capacity of $499.2 million under our revolving credit facility; and

•	Maintained a safety and environmental track record that significantly outperformed industry average.

Compensation for our Chief Executive Officer
For 2016 and 2017, the substantial majority of total compensation awarded to Mr. Papa, our Chief Executive Officer, was in the form of stock options and restricted stock, which vest in three substantially equal annual installments following the date of grant. At Mr. Papa’s request, his base salary was not increased in 2018 and has remained unchanged since it was initially set by the Compensation Committee in 2016. Furthermore, at his request, the Compensation Committee did not provide any additional long-term equity grants to Mr. Papa for 2018. As a result, Mr. Papa’s total compensation for 2018 was substantially lower than in prior years, as illustrated in the diagram below.
Our Chief Executive Officer’s Total Compensation (2016 - 2018)*

$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Compensation ($mm)
$7.5
$10.0
$2.7
(73%)
2016
2017
2018
Salary
Cash Bonus
Equity Awards

*Based on total compensation as reported in the Summary Compensation Table for the applicable fiscal year.
Consideration of 2018 “Say-on-Pay” and “Say-on-Frequency” Advisory Votes
At the 2018 Annual Meeting of Stockholders, approximately 93% of the votes cast were in favor of the non-binding advisory vote to approve compensation for our named executive officers (commonly referred to as a “say-on-pay” vote). Also, 99% of votes cast were in favor of holding the say-on-pay vote on an annual basis, which was the frequency recommended by our Board. We believe that annual “say-on-pay” votes are the most appropriate for the Company because such votes allow our stockholders the opportunity to provide more frequent feedback on the compensation program for our named executive officers and provide the Compensation Committee with more current information regarding our stockholders’ response to our programs and policies.
The Board and the Compensation Committee took the results of the “say-on-pay” vote into account when evaluating the compensation program for our named executive officers for 2018. Based in part on the level of support from our stockholders, the Compensation Committee elected not to make any material changes to the compensation programs for our named executive officers during 2018, other than the Compensation Committee’s determination to not provide additional long-term equity grants to our Chief Executive Officer for 2018, as discussed above. We appreciate our stockholders’ continuing annual feedback regarding our executive pay practices, as we value our stockholders’ evaluation of our executive compensation program and policies. As discussed in more detail in Proposal 2 below, the Board has recommended that stockholders vote, on a non-binding, advisory basis, to approve the compensation of the named executive officers as described in this proxy statement. The Compensation Committee will continue to review stockholder votes on our executive compensation and determine whether to make changes to the program accordingly.

Determination of Compensation
Our executive compensation program has been designed to attract, motivate, reward and retain high caliber management with the skills and competencies we believe are essential to our success and to align executive compensation with our short-term and long-term business objectives, business strategy and financial performance. We link pay and performance to foster a culture of individual accountability and, in evaluating executive officer performance, place particular emphasis on the unlevered before-tax rate of return on our capital investment program, which is described in greater detail below in the section entitled “Annual Incentive Compensation.”
Role of the Compensation Committee
The Compensation Committee administers and determines the parameters of our executive officer compensation program, including appropriate target levels and performance measures and the allocation between short-term and long-term compensation and between cash and equity-based awards, in order to establish an overall compensation program it believes is appropriate for each named executive officer. The Compensation Committee has principal authority for determining and approving the compensation awards for our executive officers and is charged with reviewing our executive compensation policies and practices to ensure adherence to our compensation philosophies and objectives. In making decisions, the Compensation Committee takes into account, among other factors:

•	achievement of individual and Company performance goals and expectations relating to the named executive officer’s position at the Company;

•	alignment of named executive officer compensation with short-term and long-term Company performance;

•	competitiveness of compensation with compensation peer group companies, internal pay equity among individuals with similar expertise levels and experience and the unique skill sets of the individual;

•	market demand for individuals with the named executive officer’s specific expertise and experience;

•	advice, data and analysis provided by the Compensation Committee’s independent compensation consultant;

•	general industry compensation data;

•	the named executive officer’s background, experience and circumstances, including prior related work experience and training; and

•	the recommendations of the Company’s Chief Executive Officer.
The Compensation Committee generally targets total compensation for our executive officers between the 50th and 75th percentile of our compensation peer group on an aggregate basis. However, the Compensation Committee retains discretion to allow for individual adjustments based on factors and considerations specific to the individual.
Role of Compensation Consultant in Determining Executive Compensation
In determining 2018 executive compensation, the Compensation Committee received information and reports from Longnecker & Associates (“Longnecker”), an independent compensation consultant retained by the Compensation Committee. Longnecker provided data, analysis and advice to the Compensation Committee, including market information that the Compensation Committee used when determining whether our executive compensation is competitive, commensurate with the executive officers’ responsibilities and consistent with market trends in executive compensation practices for companies in our industry. Longnecker does not provide services to us other than consulting services related to the compensation and benefits of our directors, officers and employees. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Longnecker and does not believe Longnecker’s work in 2018 raised a conflict of interest.

Use of Competitive Market Data
A key objective of our executive compensation program is to ensure that the total compensation opportunities available to our executive officers are competitive with those of oil and gas exploration and production companies with whom we compete for executive talent, investment dollars and business opportunities. We maintain a peer group for executive compensation and performance reference purposes to, among other things, assist in evaluating our executive compensation program against this key objective. Our criteria for the selection of peer companies within our General Industry Classification Standard Industry Code (i.e., oil and gas exploration and production companies) include revenue, assets, market capitalization, enterprise value, location (significant footprint in the Permian Basin) and complexity of operations. The Compensation Committee, with input and advice from Longnecker and Company management, typically reviews the peer group on an annual basis.
In August 2018, with input and advice from Longnecker and Company management, the Compensation Committee updated the peer group used for 2018 compensation purposes. RSP Permian, Inc., which had been a member of the 2017 peer group, ceased to be a publicly-traded corporation after it was acquired by Concho Resources Inc. on July 19, 2018, and was therefore removed from the 2018 peer group. Longnecker also recommended adding two new companies, Matador Resources Company and SM Energy Company, which each have operations that are concentrated in the Permian Basin and financial metrics that are aligned with those of Centennial. The Compensation Committee approved these recommendations, resulting in the inclusion of the following companies in the 2018 peer group:

Callon Petroleum Company	Parsley Energy, Inc.
Cimarex Energy Co.	PDC Energy, Inc.
Diamondback Energy, Inc.	QEP Resources, Inc.
Energen Corporation (1)	SM Energy Company
Laredo Petroleum, Inc.	WPX Energy, Inc.
Matador Resources Company

(1) On November 29, 2018, Energen Corporation was acquired by Diamondback Energy, Inc. and ceased to be a publicly-traded company, and therefore ceased to be a member of our peer group on such date.
Role of Executive Officers in Determining Executive Compensation
Our Chief Executive Officer provides the Compensation Committee with a review of the performance of our executive officers, other than himself, and makes recommendations to the Compensation Committee to assist it in determining executive compensation levels, other than his own. During 2018, our Chief Executive Officer reviewed compensation assessments and data provided by Longnecker prior to and in connection with the recommendations he made to the Compensation Committee. While the Compensation Committee utilized this information and valued management’s observations with regard to compensation, the ultimate decisions regarding 2018 executive compensation were made by the Compensation Committee.
Elements of Our Executive Compensation Program
For 2018, the primary elements of our named executive officers’ compensation were base salaries, annual incentive compensation and long-term equity-based compensation.
Base Salaries
The base salaries of our named executive officers are an important part of their total compensation package, and are intended to reflect their respective positions, duties and responsibilities and to provide a fixed base of cash compensation. Base salary is a visible and stable fixed component of our compensation program. The Compensation Committee may adjust base salaries based on a number of factors, including experience, responsibilities, individual contributions, number of years in the position and competitive data. In addition, the Compensation Committee may evaluate our named executive officers’ base salaries, together with other components of their compensation, to ensure that the executive’s total compensation is consistent with our overall compensation philosophy and market practices of our compensation peer group.
With the exception of base salary increases in connection with promotions, the Compensation Committee generally evaluates whether to increase the base salaries of our named executive officers in August of each year. In determining whether to adjust base salaries in 2018, the Compensation Committee considered, among other things, the Company’s goals for 2017 and its performance as measured against those goals, compensation alignment with performance, the performance and individual contributions of each executive, the recommendations of our Chief Executive Officer, competitive market data provided by Longnecker and the level of fixed cash compensation that the Compensation Committee believed to be necessary to retain the services of our named executive officers in a competitive talent market. Based upon these considerations, the Compensation Committee increased base salaries, effective August 25, 2018, for all of our named executive officers except for

Mr. Papa. At Mr. Papa’s request, his base salary was not increased and has remained unchanged since it was initially set by the Company in 2016.
The table below sets forth the annual base salaries of our named executive officers for 2017 and 2018.

Named Executive Officer	2017 Base Salary ($) (Effective August 25, 2017)	2018 Base Salary ($) (Effective August 25, 2018)
Mark G. Papa	800,000	800,000
George S. Glyphis	412,000	428,480
Sean R. Smith	448,050	475,000
Davis O. O’Connor	370,800	385,632
Brent P. Jensen	325,000	338,000
Annual Incentive Compensation
The Compensation Committee believes that the payment of annual incentive compensation provides motivation necessary to retain the named executive officers and reward them for short-term company performance. The Company’s annual incentive compensation program is designed to encourage named executive officers to contribute to the profitability, growth and increased value of the Company. Each named executive officer has a target incentive compensation amount, expressed as a percentage of the named executive officer’s base salary. After the year is completed, the Compensation Committee reviews Company and individual performance and determines what it believes to be the appropriate level of annual incentive compensation, if any, for the named executive officers. The Company’s annual incentive compensation program does not provide for minimum (guaranteed) awards to any of the named executive officers, and the maximum award that any named executive officer can receive is 300% of the named executive officer’s base salary. Furthermore, the Company’s annual incentive compensation program provides the Compensation Committee with discretion to adjust payouts to the named executive officers and other officers and employees of the Company based on individual performance and relevant market adjustments. The table below sets forth the target annual incentive compensation percentage (expressed as a percentage of base salary) of our named executive officers for 2018.

Named Executive Officer	2018 Target Percentage
Mark G. Papa	170%
George S. Glyphis	100%
Sean R. Smith	100%
Davis O. O’Connor	85%
Brent P. Jensen	70%
In evaluating 2018 performance, the Compensation Committee focused on the Company’s performance goals for 2018 and the individual contributions of each named executive officer. As in prior years, the Compensation Committee considered our unlevered before-tax rate of return on our 2018 capital investment program (the “Rate of Return Metric”) as the most significant performance goal. The calculation of the Rate of Return Metric is based on the estimated recoverable reserves (“net” to our interest) for all operated and non-operated wells turned on production in 2018, the estimated net present value of the future net cash flows from such reserves (for which we utilize certain assumptions regarding future commodity prices and operating costs) and our direct net costs incurred in the drilling and completion of such wells (inclusive of well-level facilities expenditures). This calculation also includes certain indirect capital expenditures, such as infrastructure-related expenditures, capital expenditures related to the acquisition of undeveloped leasehold through organic oil and gas leasing and other related land expenditures, and expenditures for seismic, geological and geophysical services and data. The calculation also includes the impact of financial commodity derivative contracts, general and administrative expenses and other similar expenses. Such calculation excludes interest and income tax expenses. As such, the Rate of Return Metric cannot be calculated from our consolidated audited financial statements.

In determining annual incentive compensation for 2018, the Compensation Committee assigned a weighting of 65% to the Rate of Return Metric and a 15% weighting to our production and unit cost targets, considered together. The table below sets forth the specific Rate of Return Metric and production and unit cost goals for 2018.

Performance Category	Performance Goal	Assessment	Result
Rate of Return Metric	Achieve at least 17% unlevered before-tax rate of return on 2018 capital investment program	Exceeded a 17% unlevered before-tax rate of return on 2018 capital investment program	Exceeded goal
Production and Unit Cost	Net average daily production (Boe/d): 60,000	Achieved 61,082 Boe/d	Exceeded goal
Production and Unit Cost	Net average daily production (Bo/d): 35,500	Achieved 34,737 Bo/d	Slightly below goal
Production and Unit Cost	Lease operating expense ($/Boe): $3.80	Achieved $3.74/Boe	Exceeded goal
Production and Unit Cost	Cash general and administrative expense ($/Boe): $2.30	Achieved $1.99/Boe	Exceeded goal
Production and Unit Cost	Gathering, processing and transportation expense ($/Boe): $3.35	Achieved $2.58/Boe	Significantly exceeded goal
Production and Unit Cost	Cash interest expense ($/Boe): $1.25	Achieved $1.23/Boe	Exceeded goal
Production and Unit Cost	Depreciation, depletion and amortization ($/Boe): $15.00	Achieved $14.64/Boe	Exceeded goal
The Compensation Committee also considered our other 2018 performance goals, including our 2018 goals to: secure flow assurance for a significant portion of our near-term oil and natural gas volumes through firm transportation and firm sales agreements; secure disposal capacity for our anticipated 2019 water volumes; establish commercial productivity in certain zones; add additional net acres and drilling locations; and maintain our top-tier environmental, health and safety culture, among others. The Compensation Committee weighted these additional performance goals as the remaining 20% factor in determining the annual incentive compensation for the named executive officers for 2018.
In February 2019, the Compensation Committee met and evaluated the named executive officers’ performance individually and against the 2018 performance goals described above and determined that, overall, the management team exceeded expectations for the year. Therefore, the Compensation Committee determined to award annual incentive compensation equal to 110% of each named executive officer’s target amount. As in prior years, the Compensation Committee elected to pay 75% of the annual incentive compensation amount in cash. In lieu of paying cash with respect to the remaining 25%, and to encourage retention and further align the interests of the named executive officers with those of our stockholders, for every $1 of the annual incentive compensation amount not paid in cash, the Compensation Committee awarded $2 in value in restricted shares of our Class A Common Stock vesting in three annual installments, subject to continued service with us. The table below summarizes the annual incentive compensation paid to each named executive officer for 2018.

		Cash Component		Equity Component			Total Annual Incentive Compensation
Named Executive Officer	Current Salary	Amount	% of Salary	# of Shares	Amount	% of Salary	Amount	% of Salary
Mark G. Papa	$800,000	$1,122,000	140%	59,554	$748,000	94%	$1,870,000	234%
George S. Glyphis	$428,480	$353,496	83%	18,763	$235,664	55%	$589,160	138%
Sean R. Smith	$475,000	$391,875	83%	20,800	$261,250	55%	$653,125	138%
Davis O. O’Connor	$385,632	$270,424	70%	14,353	$180,283	47%	$450,707	117%
Brent P. Jensen	$338,000	$195,195	58%	10,360	$130,130	38%	$325,325	96%
Equity-Based Compensation
The Compensation Committee believes that employees who are in a position to make a substantial contribution to our long-term success should have a significant and ongoing stake in our success. Equity-based compensation creates an ownership culture among our employees that provides an incentive to contribute to the continued growth and development of our business and aligns interest of executives with those of our stockholders.
During 2018, the Compensation Committee did not have any formal policy for determining the number or type of equity-based awards to grant to named executive officers. Rather, the Compensation Committee evaluated various factors when making its determinations, including the base salary and target annual cash incentive compensation of the named executive officers, the value of total compensation package deemed appropriate to attract and retain highly qualified named executive officers in light of the competitive environment, a named executive officer’s ability to influence and create long-term stockholder value and the stock-based holdings of the named executive officer, the individual’s personal experience and performance in recent periods and the Compensation Committee’s overall evaluation of individual and company performance based on the performance goals described above.
Based upon the Compensation Committee’s review of competitive market data, and taking into account the advice and information received from Longnecker, the Compensation Committee determined that 50% of the 2018 total long-term equity-based incentive compensation awarded to Messrs. Glyphis, Smith, O’Connor and Jensen should be in the form of restricted stock awards that vest based on continuous employment and the passage of time, with the remaining 50% in the form of a target number of performance restricted stock units that vest based on performance measures tied to the relative total stockholder return (“TSR”) of our company as compared to our 2018 compensation peer group over a three year performance period. As in 2017, the Compensation Committee choose this allocation of equity for the long-term awards for these named executive officers because the restricted stock awards that vest based on continuous employment and the passage of time promote the retention of executives, while the performance restricted share units promote the long-term interests of our stockholders and align our executives’ interests with those of our stockholders by tying the ultimate payout of those units to the relative TSR of our company as compared to our 2018 compensation peer group.
At the request of Mr. Papa, the Compensation Committee did not provide any additional long-term equity grants to Mr. Papa for 2018. The Compensation Committee also did not award any stock options to any of the named executive officers in 2018.
In February 2018, the Compensation Committee elected to pay a portion of 2017 annual incentive bonuses for all named executive officers, other officers and certain employees in restricted shares of our Class A Common Stock that vest in three annual installments subject to continued service with us (collectively, the “2017 annual equity incentive awards”). The 2017 annual equity incentive awards were issued in February 2018 and consisted of 44,323 shares for Mr. Papa, 13,427 shares for Mr. Glyphis, 14,602 shares for Mr. Smith, 9,063 shares for Mr. O’Connor and 7,414 shares for Mr. Jensen, valued at of $816,005, $247,200, $268,830, $166,868 and $136,492, respectively, based on a five-day trailing average closing price of our Class A Common Stock ending on and including February 13, 2018 of $18.41 per share. The grant date fair value of these shares was $839,940 for Mr. Papa, $254,442 for Mr. Glyphis, $276,708 for Mr. Smith, $171,763 for Mr. O’Connor and $140,495 for Mr. Jensen, based on the $18.95 per share closing price of our Class A Common Stock on the grant date.
The following table sets forth the restricted shares of Class A Common Stock and target number of performance restricted stock units granted to our named executive officers in 2018 but excludes the 2017 annual equity incentive awards referenced in the prior paragraph. Refer to the 2018 Grants of Plan-Based Awards table below for additional information regarding the equity awards issued to our named executive officers in 2018.

Named Executive Officer	Shares of Restricted Stock Granted (#)	Target Performance Restricted Stock Units Granted (#)
Mark G. Papa	—	—
George S. Glyphis	54,961	54,961
Sean R. Smith	73,281	73,281
Davis O. O’Connor	38,050	38,050
Brent P. Jensen	26,776	26,776
The performance restricted stock units are performance-vested and provide a target number of shares of Class A Common Stock that will be earned at the end of the three-year performance period if our TSR for the period equals the 50th percentile of our compensation peer group. The number of performance restricted stock units actually earned for the performance period will range from 0% of the target number of shares to 200% of the target number of shares depending on the Company’s relative TSR percentile ranking. The following table illustrates shares that would be earned at various relative TSR percentiles, which assumes there are 12 performance ranks as there were 11 companies in our 2018 compensation peer group when we issued the performance restricted stock units. In the event that our Compensation Committee determines that, due to a reduction in the size of the peer group or other unusual, extraordinary or nonrecurring transactions or events materially affecting the award of performance restricted stock units, an adjustment in the peer group is necessary or appropriate to avoid the dilution or enlargement of benefits or potential benefits intended to be made available under such award, the Compensation Committee may adjust the peer group (including by removing, substituting or selecting new constituent companies).

Performance Rank	TSR Percentile Ranking	Payout as % of Target
1	100.0%	200%
2	90.9%	182%
3	81.8%	164%
4	72.7%	145%
5	63.6%	127%
6	54.6%	109%
7	45.5%	91%
8	36.4%	68%
9	27.3%	45%
10	18.2%	—%
11	9.1%	—%
12	—%	—%
As is described above, the Compensation Committee elected to pay a portion of 2018 annual incentive bonuses for all named executive officers, other officers and certain employees in restricted shares of our Class A Common Stock that vest in three annual installments subject to continued service with us. These awards were issued in February 2019 and consisted of 59,554 shares for Mr. Papa, 18,763 shares for Mr. Glyphis, 20,800 shares for Mr. Smith, 14,353 shares for Mr. O’Connor and 10,360 shares for Mr. Jensen. The grant date fair value of these shares was $756,931 for Mr. Papa, $238,478 for Mr. Glyphis, $264,368 for Mr. Smith, $182,427 for Mr. O’Connor and $131,676 for Mr. Jensen, based on the $12.71 closing price per share of our Class A Common Stock on the grant date.
Retirement Plans and Other Employee Benefits
Our named executive officers are eligible to participate in our employee benefit plans and programs, including medical and dental benefits and life insurance, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans. Our named executive officers may participate in a 401(k) defined contribution plan (the “401(k) Plan”), subject to limits imposed by the Code, to the same extent as our other full-time employees. In 2018, the 401(k) Plan provided for matching contributions equal to 100% of the first 6% of each employee’s eligible compensation contributed to the 401(k) Plan. Effective January 1, 2019, the employer matching contribution was increased to 100% of the first 8% of each employee’s eligible compensation contributed to the 401(k) Plan. Employees are immediately 100% vested in the matching contributions. We do not typically provide any perquisites or special personal benefits to our named executive officers.
Compensation of our Chief Executive Officer
Mr. Papa is an advisor to Riverstone. We currently anticipate Mr. Papa will spend approximately 90% of his working time providing services to us as our Chief Executive Officer and approximately 10% of his working time providing services to Riverstone on matters unrelated to the Company. During 2018, this was the approximate allocation of Mr. Papa’s working time. The Compensation Committee was aware of Mr. Papa’s continued service to Riverstone and considered it when determining an appropriate level of compensation for services as our Chief Executive Officer.
Employment, Severance or Change in Control Agreements
We have not entered into any employment agreements with our named executive officers. However, we consider a strong workforce to be essential to our success. To that end, we recognize that the uncertainty which may exist among employees with respect to their “at-will” employment with us could result in the departure or distraction of personnel to our detriment. Accordingly, to encourage the continued attention and dedication of our employees, and to allow our management team to focus on the value to stockholders of strategic alternatives without concern for the impact on their continued employment, on May 2, 2018, our Board adopted the Centennial Resource Development, Inc. Severance Plan (the “Severance Plan”) under which all of our regular, full-time U.S. employees are eligible to receive certain “double trigger” severance payments and benefits upon a qualifying termination of employment within a specified period following a change in control. For a more detailed description of the Severance Plan, see “Potential Payments Upon Termination or a Change of Control.”

Company Guidelines Regarding Stock Ownership
Effective November 2, 2017, our Board adopted stock ownership guidelines, to be administered by the Compensation Committee, for our named executive officers and certain other officers (collectively, “Covered Executives”) as well as for non-employee directors of the Company, which are intended to demonstrate to our stockholders, the investing public and other employees that such Covered Executives and non-employee directors are invested in and committed to the Company, and to further align their interests with the interests of our stockholders. Under the guidelines, each Covered Executive must own stock in the Company equal to a multiple of his or her base salary. The Chief Executive Officer must own an amount equal to six times his annual base salary, the Chief Operating Officer and Chief Financial Officer each must own an amount equal to three times his annual base salary, and the General Counsel and Chief Accounting Officer each must own an amount equal to two times his annual base salary. Other Covered Executives must own an amount equal to two times his or her annual base salary, and non-employee directors must each own an amount equal to five times his or her annual cash retainer.
Stock ownership for the purpose of these guidelines, whether (i) owned individually by the named executive officer, or jointly with, or separately by, a spouse, domestic partner and/or minor children, either directly or indirectly, or (ii) held in trust for the benefit of the named executive officer or a spouse, domestic partner and/or minor children, includes the following:

•	Shares of the Company’s Class A Common Stock, whether purchased on the open market or obtained through the exercise of stock options or vesting of stock-based compensation;

•	Unvested stock-based awards subject to time-based vesting conditions;

•	Vested deferred stock units; and

•	Shares of the Company’s Class A Common Stock held in the Covered Executive’s Company 401(k) or other retirement plan, if any, or in the Company’s employee stock ownership plan, if any.
Covered Executives and non-employee directors generally have five years from the later of the date of adoption of the guidelines or the date she or he became a Covered Executive or non-employee director to come into full compliance with the guidelines. A Covered Executive or non-employee director who is not in compliance with the guidelines on the applicable compliance date is prohibited from selling or transferring any Company stock, except as needed to pay income tax liabilities relating to the vesting or exercise price of a stock option, and may be subject to such other discipline as determined by the Compensation Committee. There is an exception to the holding requirement for severe hardship or compliance with court or domestic relations orders, subject to approval by the Compensation Committee.
Company Anti-Hedging Policy
Our Insider Trading and Regulation FD Policy prohibits all of our directors, officers and other employees, as well as those acting on behalf of the Company, such as auditors, agents and consultants, from engaging in certain speculative transactions in our securities, including short-term trading, short sales, transactions in puts, calls or other derivatives, margin accounts, pledging for collateral purposes and hedging. To our knowledge, all such covered individuals are in compliance with this policy.
Clawback Policy
Our Board, at the recommendation of our Compensation Committee, adopted a clawback policy effective August 1, 2018, which applies to each of our named executive officers. Under the policy, recoupment of cash incentive compensation or performance-based equity compensation would be generally required in the event the Company restates its financial statements as a result of a material error in such financial statements if the material error was caused by the fraud or intentional misconduct of one of the officers covered by the policy. In the event of such misconduct, we may recoup cash incentive compensation or performance-based equity compensation that was paid, granted, earned or vested based wholly or in part upon the attainment of any financial reporting measure during the three years prior to the restatement. The policy gives the Compensation Committee discretion to determine whether a clawback of compensation should be initiated in any given case, as well as the discretion to make other determinations, including whether a covered individual’s conduct meets the specified standard, the amount of compensation to be clawed back and the form of reimbursement to the Company. In order to comply with applicable law, the clawback policy will be updated or modified once the SEC adopts final clawback rules pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.
Tax Treatment of NEO Compensation
Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), generally limits the tax deductibility of compensation paid by a public company to its “covered employees” to $1 million per covered employee in the year the compensation becomes taxable to the executives. While the Compensation Committee considers the impact of Section 162(m) and other tax rules when developing, structuring and implementing our executive compensation programs, the Compensation Committee also believes that it is important to preserve flexibility in administering compensation programs in a manner designed to promote varying corporate goals. Centennial Resource Production, LLC, our operating subsidiary and the employer of all of our employees, is a partnership and not subject to Section 162(m). However, a portion of the compensation for our executive officers could be non-deductible under Section 162(m) in future tax years.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with members of management and based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted,

The Compensation Committee

Maire A. Baldwin (Chair)
Jeffrey H. Tepper
Tony R. Weber

Executive Compensation
The following table sets forth the compensation paid to or earned by our named executive officers in their capacities as named executive officers of the Company during 2018, 2017 and 2016:
2018 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Mark G. Papa, Chief Executive Officer	2018	799,305	374,000	23,935	—	1,496,000	—	2,693,240
	2017	800,000	2,040,000	15,041	7,150,000	—	—	10,005,041
	2016	148,485	1,500,000	—	5,860,000	—	—	7,508,485
George S. Glyphis, Vice President and Chief Financial Officer	2018	417,422	117,832	2,239,217	—	471,328	16,500	3,262,299
	2017	398,880	618,000	2,131,767	—	—	13,625	3,162,272
	2016	293,087	481,250	—	1,465,000	—	13,583	2,252,920
Sean R. Smith, Vice President and Chief Operating Officer	2018	457,112	130,625	2,983,826	—	522,500	16,500	4,110,563
	2017	434,249	672,075	2,803,914	—	—	16,200	3,926,438
	2016	308,469	529,375	—	1,758,000	—	13,708	2,609,552
Davis O. O’Connor, Vice President and General Counsel	2018	375,680	90,142	1,550,105	—	360,566	16,500	2,392,993
Brent P. Jensen, Vice President and Chief Accounting Officer	2018	329,277	65,065	1,091,377	—	260,260	16,500	1,762,479

(1)
Amounts for 2018 represent the discretionary portion of annual incentive compensation awarded in recognition of 2018 performance under the Company’s annual incentive compensation program, which was paid in the form of restricted shares of our Class A Common Stock that will vest in three substantially equal annual installments on each of the first three anniversaries of February 12, 2019, subject to the executive’s continued service. For purposes of valuing these restricted stock awards, the Class A Common Stock was assumed to have a value of $12.56 per share. The grant date value of the restricted stock award received by each named executive officer, calculated using the $12.71 per share closing price of our Class A Common Stock on the date of the grant, was $378,466 for Mr. Papa, $119,239 for Mr. Glyphis, $132,184 for Mr. Smith, $91,213 for Mr. O’Connor and $65,838 for Mr. Jensen. See “Compensation Discussion and Analysis—Elements of Our Executive Compensation Program—Annual Incentive Compensation” for more information regarding compensation awarded in recognition of 2018 performance.

(2)
Amounts in this column reflect the aggregate grant date fair value of restricted stock and performance restricted stock units granted during 2018 computed in accordance with FASB’s ASC Topic 718, Stock-based Compensation “ASC Topic 718”, excluding the effect of estimated forfeitures. Fair value of the performance restricted stock units was determined using a Monte Carlo simulation. The assumptions used by the Company in calculating these amounts for 2018 are included in Note 8 to Consolidated Financial Statements in the Company’s annual report on Form 10-K for the year ended December 31, 2018 (the “2018 Form 10-K”). The maximum possible value of the 2018 performance restricted stock units, based on the closing price per share of our Class A Common Stock on the date they were granted ($18.26), was as follows: $2,007,176 for Mr. Glyphis, $2,676,222 for Mr. Smith, $1,389,586 for Mr. O’Connor and $977,860 for Mr. Jensen. For additional information regarding the stock-based awards granted to the named executive officers in 2018, refer to the 2018 Grants of Plan-Based Awards table.

(3)
Amounts in this column reflect the aggregate grant date fair value of stock options granted computed in accordance with ASC Topic 718. The assumptions used by the Company in calculating these amounts for 2018 are included in Note 8 to the 2018 Form 10-K.

(4)
Amounts for 2018 represent the annual incentive compensation awarded in recognition of 2018 performance under the Company’s annual incentive compensation program. 25% of the amount disclosed in this column for each named executive officer was paid in the form of restricted shares of our Class A Common Stock that will vest in three substantially equal annual installments on each of the first three anniversaries of February 12, 2019, subject to the executive’s continued service. For purposes of valuing these restricted stock awards, the Class A Common Stock was assumed to have a value of $12.56 per share. The grant date value of the restricted stock award received by each named executive officer, calculated using the $12.71 per share closing price of our Class A Common Stock on the date of the grant, was $378,466 for Mr. Papa, $119,239 for Mr. Glyphis, $132,184 for Mr. Smith, $91,213 for Mr. O’Connor and $65,838 for Mr. Jensen. See “Compensation Discussion and Analysis—Elements of Our Executive Compensation Program—Annual Incentive Compensation” for more information regarding compensation awarded in recognition of 2018 performance.

(5)
Amounts in this column reflect matching contributions to the 401(k) Plan made by the Company on the named executive officer’s behalf. See “2018 Compensation-Retirement and Other Employee Benefits” for more information on matching contributions to the 401(k) Plan.

2018 Grants of Plan-Based Awards

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Stock-based Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (2)	Grant Date Fair value of Stock and Option Awards ($)(3)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mark G. Papa	2/23/2018(1)							44,323	839,940
			1,360,000	2,400,000
George S. Glyphis	2/23/2018(1)							13,427	254,442
	8/1/2018							54,961	1,003,588
	8/1/2018				27,480	54,961	109,922		1,228,378
			428,480	1,285,440
Sean R. Smith	2/23/2018(1)							14,602	276,708
	8/1/2018							73,281	1,338,111
	8/1/2018				36,640	73,281	146,562		1,637,830
			475,000	1,425,000
Davis O. O’Connor	2/23/2018(1)							9,063	171,763
	8/1/2018							38,050	694,793
	8/1/2018				19,025	38,050	76,100		850,418
			327,787	1,156,896
Brent P. Jensen	2/23/2018(1)							7,414	140,495
	8/1/2018							26,776	488,930
	8/1/2018				13,388	26,776	53,552		598,444
			236,600	1,014,000

(1)
A portion of each named executive officer’s 2017 annual bonus was paid in 2018 in the form of restricted stock. The value of these grants was previously reported in the “Bonus” column of the Company’s 2017 Summary Compensation Table with accompanying disclosure indicating a portion of the bonus had been paid in restricted stock. For purposes of valuing the restricted stock, the Company assumed a value of $18.41 per share; however, the actual grant date fair value of the restricted stock based on the closing price on the grant date was $18.95 per share. The shares of restricted stock shown are the shares issued to the named executive officer in excess of the number of shares the named executive officer would have received if the actual grant date fair value had been used to value the restricted stock and represents the portion of the award that was not previously reported in the 2017 Summary Compensation Table.

(2)
The award will vest and, if applicable, become exercisable in three substantially equal annual installments following the date of grant, subject to the named executive officer’s continued service with us.

(3)
All awards were made pursuant to the LTIP. Amounts in this column reflect the aggregate grant date fair value of awards granted during 2017 computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions used by the Company in calculating these amounts are included in Note 8 to the 2018 Form 10-K.

Outstanding Equity Awards at 2018 Fiscal Year-End

Name		Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	Grant Date	Exercisable	Unexercisable(1)
Mark G. Papa	10/27/2016	666,666	333,334	14.52	10/26/2026
	2/8/2017	333,333	666,667	18.03	2/7/2027
	2/28/2017					21,799	240,225
	2/23/2018					44,323	488,439

George S. Glyphis	10/27/2016	166,666	83,334	14.52	10/26/2026
	2/28/2017					6,994	77,074
	8/2/2017					37,542	413,713	84,470	930,854
	2/23/2018					13,427	147,966
	8/1/2018					54,961	605,670	87,938	969,072

Sean R. Smith	10/27/2016	200,000	100,000	14.52	10/26/2026
	2/28/2017					7,694	84,788
	8/2/2017					49,398	544,366	111,144	1,224,807
	2/23/2018					14,602	160,914
	8/1/2018					73,281	807,557	117,250	1,292,091

Davis O. O’Connor	10/27/2016	83,333	41,667	14.52	10/26/2026
	2/28/2017					3,897	42,945
	8/2/2017					25,687	283,071	57,795	639,901
	2/23/2018					9,064	99,885
	8/1/2018					38,050	419,311	60,880	670,898

Brent P. Jensen	3/24/2017	41,666	83,334	17.17	3/24/2027	36,558	402,869
	8/2/2017					16,302	179,648	36,678	404,192
	2/23/2018					7,414	81,702
	8/1/2018					26,776	295,072	42,842	472,114

(1)
The award will vest and, if applicable, become exercisable in three substantially equal annual installments following the date of grant, subject to the named executive officer’s continued service with us.

(2)
Represents performance restricted stock units, which vest based on the Company’s TSR as compared to the TSR of the compensation peer group over a three-year performance period. The number of units reported is based on the maximum level of performance, which is reflective of performance at 2018 fiscal year-end.

Option Exercises and Stock Vested in 2018

Name	Stock Awards
	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Mark G. Papa	10,899	207,408
George S. Glyphis	22,267	413,980
Sean R. Smith	28,544	530,349
Davis O. O’Connor	14,791	274,794
Brent P. Jensen	26,429	483,352

2018 Pension Benefits
None of our named executive officers participated in any defined benefit pension plans in 2018.
2018 Nonqualified Deferred Compensation
None of our named executive officers participated in any non-qualified deferred compensation plans in 2018.
Potential Payments upon Termination or a Change in Control
Change of control severance protection is provided to all of our regular, U.S. full-time employees, including our named executive officers, under the Severance Plan, which was adopted by our Board on May 2, 2018. The Severance Plan has a “double trigger” mechanism, which requires first that a qualifying change of control event has occurred, and second that, within a specified period thereafter, the employee has incurred a qualifying termination.
Under the Severance Plan, if, within 24 months following a change in control, we terminate the employment of one of our named executive officers without cause or if the named executive officer resigns for “good reason,” then such named executive officer will be entitled to receive the following severance benefits and payments, subject to the executive’s execution and non-revocation of a release of claims:

•	a cash payment equal to two times the named executive officer’s annual base salary;

•
a cash payment equal to two times the average of the actual annual performance bonuses paid to the named executive officer in the three full fiscal years prior to the year of termination (or, if fewer, the number of full fiscal years the employee has performed services for us and been eligible for an annual bonus), excluding any portion of an annual bonus that we reasonably determine is attributable to payment of a portion of the annual bonus in property and is over and above the amount of the annual bonus that the named executive officer would have been paid if his entire annual bonus had been paid in cash;

•
a cash payment equal to 125% of the aggregate COBRA premiums that the named executive officer would need to pay to continue coverage of his and his family’s benefit plans for two years following the termination date;

•	outplacement benefits for one year following the termination date;

•	vesting of all unvested equity or equity-based awards under any of the Company’s equity compensation plans that vest solely based upon the passage of time; and

•
vesting of all unvested equity or equity-based awards under any of the Company’s equity compensation plans that vest based on the attainment of performance vesting conditions at the level that would apply based on actual performance calculated as if the termination date were the final day of the applicable performance period.

As referenced above, if a named executive officer resigns for “good reason” following the change in control, he or she will be entitled to the severance benefits. “Good reason” is generally defined in the Severance Plan to mean the occurrence of any of the following without the named executive officer’s prior written consent, subject to certain notice and cure rights: (i) a material diminution in the executive’s responsibilities, authorities and duties, (ii) a material reduction in the executive’s base salary or target annual bonus opportunity, (iii) a requirement that the executive relocate his principal location of employment to a location that is more than fifty (50) miles from the current work location or (iv) our failure to cause a successor to our business or assets to assume liabilities under the Severance Plan.
The following table provides estimates of the payments and benefits that would be paid to each named executive officer under each element of our compensation program assuming that such named executive officer’s employment was terminated on December 31, 2018 and the “double trigger” requirements under the Severance Plan were satisfied. In all cases, the amounts were valued as of December 31, 2018, based upon, where applicable, $11.02 per share (the closing price of our Class A Common Stock on December 31, 2018). The amounts in the table below are calculated as of December 31, 2018 pursuant to

SEC rules and are not intended to reflect actual payments that may be made. Actual payments that may be made will be based on the dates and circumstances of the applicable event. Other than under the Severance Plan and except for rights to vested benefits under the terms of our employee benefit plans on the same terms as apply to all of our other full-time employees, our named executive officers are not entitled to any payments or other benefits in connection with a termination of employment or a change in control.

Name	Salary ($)	Cash Bonus ($)	COBRA Premiums and Outplacement Benefit ($)	Accelerated Equity Vesting ($)	Total ($)
Mark G. Papa	1,600,000	1,770,000	12,500	728,676	4,111,176
George S. Glyphis	856,960	549,625	68,007	3,144,349	4,618,941
Sean R. Smith	950,000	600,725	42,814	4,114,522	5,708,061
Davis O. O’Connor	771,264	349,700	65,647	2,153,010	3,339,621
Brent P. Jensen	676,000	341,250	65,647	1,835,597	2,918,494
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K (“Item 402(u)”), we are providing the following information regarding the ratio of the annual total compensation of our median employee (as described below) to that of our Chief Executive Officer.
The SEC’s rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported below, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Pursuant to Item 402(u), we identified the median employee from our entire employee population (other than our Chief Executive Officer), whether employed on a full-time or part-time basis, as of December 31, 2018, which consisted of 178 employees (all of whom are located in the United States). Within this group of employees, the median employee was identified by using a total target cash compensation measure, which was calculated by annualizing on a straight-line basis the salary of each employee as of December 31, 2018 and adding each employee’s target bonus and the amount of employer-paid benefits received by such employee in 2018. The compensation measure was consistently applied to all employees.
Using this methodology, we identified a median employee. We then calculated that employee’s annual total compensation in the same manner as the named executive officers’ total compensation, as reported in the 2018 Summary Compensation Table.
For 2018, the annual total compensation of our median employee was $130,761, and the annual total compensation of our Chief Executive Officer was $2,693,240, as reported in the 2018 Summary Compensation Table. Based on this information, for 2018, the ratio of our Chief Executive Officer’s annual total compensation to the annual total compensation of our median employee was estimated to be approximately 21 to 1.
Compensation of Our Directors
Effective December 31, 2017, our Board approved a non-employee director compensation policy, or the “Director Compensation Policy,” providing our non-employee directors who are not affiliated with Riverstone or Natural Gas Partners with an annual cash retainer of $87,500 per year, payable quarterly in arrears and subject to proration for any partial year of service, and an annual equity grant on December 31 of each year for a number of restricted shares of our Class A Common Stock equal to the quotient obtained by dividing $162,500 by the average daily closing price of one share of our Class A Common Stock over the five consecutive trading days ending on the day before the applicable grant date. The restricted shares of Class A Common Stock vest in a single installment on the first anniversary of the grant date, subject to the director’s continued service as a non-employee director. Our Board updated the Director Compensation Policy effective August 1, 2018 to provide our lead independent director with an additional annual cash retainer of $50,000 per year to recognize the additional responsibilities associated with that role.
In January 2019, Longnecker, conducted a review of compensation practices for our non-employee directors. In February 2019, the Compensation Committee met to consider the non-employee director compensation analysis prepared by Longnecker. Longnecker’s analysis noted that the targeted total annual compensation paid to the Company’s non-employee directors aligns at approximately the 60th percentile of the Company’s compensation peer group on a per-director basis.

2018 Director Compensation
The following table contains information concerning the compensation of our non-employee directors for 2018.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Maire A. Baldwin	95,788	159,291	255,079
Karl Bandtel	87,500	159,291	246,791
Jeffrey H. Tepper	87,500	159,291	246,791
Matthew G. Hyde	64,410	162,469	226,879
Robert M. Tichio	—	—	—
David M. Leuschen	—	—	—
Pierre F. Lapeyre, Jr.	—	—	—
Tony R. Weber	—	—	—

(1)
Amounts in this column reflect the aggregate grant date fair value of restricted shares computed in accordance with ASC Topic 718. Ms. Baldwin and Messrs. Bandtel, Tepper and Hyde each held 15,286 unvested shares of our restricted stock as of December 31, 2018. None of our non-employee directors held any of our stock options or other stock-based awards as of such date.

Compensation Risk Assessment
Management has conducted a risk assessment of our compensation plans and practices and concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company. The objective of the assessment was to identify any compensation plans or practices that may encourage employees to take unnecessary risk that could threaten the Company. No such plans or practices were identified by management. The Compensation Committee has also reviewed the risks and rewards associated with our compensation plans and practices and agrees with management’s conclusion.
* * * * *

EXECUTIVE OFFICERS
The following sets forth, as of March 21, 2019 the ages, positions and selected biographical information for our executive officers who are not directors:
George S. Glyphis - Vice President and Chief Financial Officer
George S. Glyphis, age 49, has been our Chief Financial Officer since October 2016. He has served as Vice President and Chief Financial Officer of Centennial Resource Production, LLC (“CRP”) since July 2014. Prior to joining CRP, Mr. Glyphis served as a Managing Director in the Oil & Gas Investment Banking practice at J.P. Morgan where his client base was comprised primarily of upstream and integrated oil and gas companies. In his 21 years at J.P. Morgan, Mr. Glyphis led the origination and execution of transactions including initial public offerings, equity follow-on offerings, high yield and investment grade bond offerings, corporate mergers and acquisitions, asset acquisition and divestitures, and reserve-based and corporate lending. Mr. Glyphis earned his B.A. in History from the University of Virginia.
Sean R. Smith - Vice President and Chief Operating Officer
Sean R. Smith, age 46, has been our Chief Operating Officer since October 2016. Mr. Smith has served as Vice President, Geosciences of CRP since May 2014. Prior to joining CRP, from February 2013 to May 2014, Mr. Smith worked at QEP Resources, where he served in several roles, including as a General Manager, leading the geoscience, regulatory and reservoir engineering departments for the Williston, Powder River, and Denver Julesburg Basins. Prior to QEP Resources, from 2005 to February 2013, Mr. Smith worked at Resolute Energy Corporation as a Manager and Geologist. He has also worked in various geotechnical roles at Kerr-McGee and Sanchez Oil & Gas. Mr. Smith earned his B.A. in Geology from Lawrence University. He is licensed with the Texas Board of Professional Geoscientists and is a member of the American Association of Petroleum Geologists.
Davis O. O’Connor - Vice President and General Counsel
Davis O. O’Connor, age 64, has served as our Vice President and General Counsel since October of 2016. Prior to that, Mr. O’Connor served as General Counsel of CRP on a contract basis since May 2014. Prior to joining CRP, Mr. O’Connor served as Vice President and General Counsel of Berry Petroleum Company (NYSE: BRY) until Berry merged with LinnCo, LLC and Linn Energy, LLC in December 2013. After earning his B.A. and J.D. degrees from Cornell University and Cornell Law School, Mr. O’Connor joined the Denver office of Holland & Hart LLP as an associate attorney. In 1985, he was promoted to partner and later served on the firm’s Management Committee and chaired its Minerals Practice Group. In 2010, Mr. O’Connor left Holland & Hart LLP and joined Berry. Mr. O’Connor is also a member of the Rocky Mountain Mineral Law Foundation and serves on the board of a privately held oil and gas company with operations in Colorado and New Mexico.
Brent P. Jensen - Vice President and Chief Accounting Officer
Brent P. Jensen, age 49, has served as our Vice President and Chief Accounting Officer since March 2017. Prior to that, Mr. Jensen served as Vice President, Finance and Treasurer of Whiting Petroleum Corporation (“Whiting”) from March 2015 to March 2017. Mr. Jensen joined Whiting in August 2005 as Controller and became Controller and Treasurer in January 2006, and he was the designated principal accounting officer at Whiting from 2006 until his departure in 2017. Mr. Jensen was previously with PricewaterhouseCoopers L.L.P. in Houston and Los Angeles, where he held various positions in their oil and gas audit practice since 1994, which included assignments of four years in Moscow, Russia and three years in Milan, Italy. He has over 25 years of oil and gas accounting experience and is a Certified Public Accountant inactive. Mr. Jensen holds a Bachelor of Arts degree from the University of California, Los Angeles.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Review and Approval of Related Party Transactions
Our Board has adopted a written policy regarding related party transactions, a copy of which is available on our website at www.cdevinc.com. Under the policy, our Audit Committee reviews and, where the Audit Committee determines them to be in our best interests, approves all transactions and arrangements in which we and our directors, director nominees and executive officers and their immediate family members, as well as holders of more than 5% of any class of our voting securities and their immediate family members, have a direct or indirect material interest. In determining whether a related party transaction or arrangement is in our best interests, the Audit Committee considers, among other factors, the position within or relationship of the related party with us, the materiality of the transaction or arrangement, the business purpose for and reasonableness of the transaction or arrangement, whether the transaction or arrangement is comparable to one that could be available on an arms-length basis to us or is on terms we offer generally to persons who are not related, whether the transaction is in the ordinary course of our business and was proposed and considered in the ordinary course, and the effect of the transaction or arrangement on our business and operations. The policy provides that the following do not create a material direct or indirect interest on behalf of the related party and are therefore not related party transactions:

•	use of Company assets for business purposes for amounts that do not exceed $10,000;

•	reimbursements or payments of business expenses;

•	executive officer or director compensation in accordance with the disclosure exceptions provided for in Instruction 5 to Item 404(a) of Regulation S-K (or any successor rule);

•
any charitable contribution, grant, endowment or pledge by us to a charitable organization, foundation or university where the related party’s only relationship with that organization is as a director and the aggregate amount involved does not exceed $120,000;

•
any other transaction or arrangement authorized on our behalf from which no related party obtains a benefit with a value to such related person in excess of $25,000, provided that all related transactions or arrangements involving such related party during a fiscal year will be aggregated for such purpose; and

•	any transaction or arrangement pre-approved by the Audit Committee as provided in the policy.
Annually, the Audit Committee reviews any previously approved related party transaction or arrangement that is continuing and determines based on then existing facts and circumstances whether it is in our best interest to continue, modify or terminate each such transaction or arrangement.
The related party transactions policy supplements the conflict of interest provisions in our Code of Business Conduct and Ethics.
Our Code of Business Conduct and Ethics requires us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our Board (or the appropriate committee of our Board) or as disclosed in our public filings with the SEC. Under our Code of Business Conduct and Ethics, conflict of interest situations include, among others, any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the company, and any circumstance, event, relationship or situation in which the personal interest of any of our directors, officers or employees interferes or appears to interfere with our interests as a whole. A copy of our Code of Business Conduct and Ethics is available on our website at www.cdevinc.com. We intend to satisfy the disclosure requirement regarding any amendment to, or any waiver of, a provision of the Code of Business Conduct and Ethics by posting such information on our website.
Although our management believes that the terms of the related party transactions described below are reasonable, it is possible that we could have negotiated more favorable terms for such transactions with unrelated third parties.
Riverstone Affiliated Companies
From time to time, the Company obtains services related to its drilling and completion activities from affiliates of Riverstone. In 2018, the Company paid approximately $0.16 million to Basic Energy Services, Inc., an oilfield service provider that is affiliated with Riverstone. In addition, from time to time, the Company sells its produced oil and gas and other hydrocarbons to affiliates of Riverstone. In 2018, the Company sold natural gas to Lucid Energy Delaware, LLC, a midstream company affiliated with Riverstone, and the Company received approximately $3.95 million in revenue in connection with those sales.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own, or are part of a group that owns, more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.
Based solely on our review of Forms 3, 4 and 5 and amendments thereto and other information obtained from our directors and officers and certain 10% stockholders or otherwise available to us, we believe that no director, officer or beneficial owners of more than 10% of our total outstanding shares of Common Stock failed to file the reports required by Section 16(a) of the Exchange Act on a timely basis during the fiscal year ended December 31, 2018.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to us regarding ownership of shares of our Common Stock as of March 15, 2019 by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of our Common Stock;

•	each of our named executive officers and directors for 2018; and

•	all of our current executive officers and directors, as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
The beneficial ownership of our Common Stock is based on 264,394,082 shares of our Class A Common Stock and 12,003,183 shares of Class C Common Stock issued and outstanding as of March 15, 2019.
Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of voting Common Stock beneficially owned by them.

Name of Beneficial Owner	Number of Shares Beneficially Owned	% of Shares Beneficially Owned
5% or Greater Stockholders
Funds affiliated with Riverstone Holdings(1)	84,958,270	30%
Funds affiliated with FMR LLC(2)(3)	37,400,951	13.5%
Funds and accounts advised by T. Rowe Price Associates, Inc.(4)	30,169,958	10.9%
Funds advised by Capital Research and Management Company(5)	14,181,528	5.1%
Funds affiliated with The Vanguard Group, Inc.(6)	16,236,777	5.9%
Directors and Named Executive Officers
Mark G. Papa(7)	3,137,315	1.1%
George S. Glyphis(8)(10)	338,215	*
Sean R. Smith(9)(10)	239,668	*
Davis O. O’Connor(11)	99,747	*
Brent P. Jensen(12)	125,129	*
Jeffrey H. Tepper(13)	74,548	*
Tony R. Weber	0	—%
Robert M. Tichio	0	—%
David M. Leuschen(1)	84,958,270	30%
Pierre F. Lapeyre Jr.(1)	84,958,270	30%
Maire A. Baldwin(14)	34,548	*
Karl E. Bandtel(15)	34,548	*
Matthew G. Hyde(16)	23,361	*
All directors and executive officers, as a group (13 individuals)	89,065,349	31.3%

*Less than one percent.

(1)
Includes 51,356,105 shares of Class A Common Stock held of record by Riverstone VI Centennial QB Holdings, L.P. (“Riverstone QB Holdings), 15,179,971 shares of Class A Common Stock held of record by REL US Centennial Holdings, LLC (“REL US”), 3,729,961 shares of Class A Common Stock held of record by Riverstone Non-ECI USRPI AIV, L.P. (“Riverstone Non-ECI”) and 7,865,731 shares of Class A Common Stock and warrants to purchase an additional 6,826,502 shares of Class A Common Stock held of record by Silver Run Sponsor, LLC (“Silver Run Sponsor”). David Leuschen and Pierre F. Lapeyre, Jr. are the managing directors of Riverstone Management Group, L.L.C. (“Riverstone Management”) and have or share voting and investment discretion with respect to the securities beneficially owned by Riverstone Management. Riverstone Management is the general partner of Riverstone/Gower Mgmt Co Holdings, L.P. (“Riverstone/Gower”), which is the sole member of Riverstone Holdings LLC (“Riverstone Holdings”) and the sole shareholder of Riverstone Holdings II (Cayman) Ltd. (“Riverstone Holdings II”). Riverstone Holdings is the managing member of Silver Run Sponsor Manager, LLC (“Silver Run Manager”), which is the managing member of Silver Run Sponsor. As such, each of Silver Run Manager, Riverstone Management, Riverstone/Gower, Riverstone Holdings, Mr. Leuschen and Mr. Lapeyre may be deemed to have or share beneficial ownership of the securities held directly by Silver Run Sponsor. Each such entity or person disclaims beneficial ownership of these securities. Riverstone Holdings is also the sole shareholder of Riverstone Energy GP VI Corp (“Riverstone Energy Corp”), which is the managing member of Riverstone Energy GP VI, LLC (“Riverstone

Energy GP”), which is the general partner of Riverstone Energy Partners VI, L.P. (“Riverstone Energy Partners”), which is the general partner of Riverstone QB Holdings. As such, each of Riverstone Energy Partners, Riverstone Energy GP, Riverstone Energy Corp, Riverstone Holdings, Riverstone/Gower, Riverstone Management, Mr. Leuschen and Mr. Lapeyre may be deemed to have or share beneficial ownership of the securities held directly by Riverstone QB Holdings. Each such entity or person disclaims beneficial ownership of these securities. Riverstone Holdings II is the general partner of Riverstone Energy Limited Investment Holdings, LP, which is the sole shareholder of REL IP General Partner Limited (“REL IP GP”), which is the general partner of REL IP General Partner LP (“REL IP”), which is the managing member of REL US. As such, each of REL IP, REL IP GP, Riverstone Holdings II, Riverstone/Gower, Riverstone Management, Mr. Leuschen and Mr. Lapeyre may be deemed to have or share beneficial ownership of the securities held directly by REL US. Each such entity or person disclaims beneficial ownership of these securities. Riverstone Non-ECI GP Ltd. (“Non-ECI GP Ltd.) is the sole member of Riverstone Non-ECI GP Cayman LLC (“Non-ECI Cayman GP”), which is the general partner of Riverstone Non-ECI Partners GP (Cayman), L.P. (“Non-ECI Cayman”), which is the sole member of Riverstone Non-ECI USRPI AIV GP, L.L.C. (“Riverstone Non-ECI GP”), which is the general partner of Riverstone Non-ECI. Non-ECI GP Ltd. is managed by Mr. Leuschen and Mr. Lapeyre, who have or share voting and investment discretion with respect to the securities held of record by Riverstone Non-ECI. As such, each of Riverstone Non-ECI GP, Non-ECI Cayman, Non-ECI Cayman GP, Non-ECI GP Ltd., Mr. Leuschen and Mr. Lapeyre may be deemed to have or share beneficial ownership of the securities held directly by Riverstone Non-ECI. Each such entity or person disclaims beneficial ownership of these securities. The business address for each person named in this footnote is c/o Riverstone Holdings, 712 Fifth Avenue, 36th Floor, New York, NY 10019. This information is based upon Amendment No. 6 to the Schedule 13D filed by affiliates of Riverstone on March 8, 2018

(2)
These accounts are managed by direct or indirect subsidiaries of FMR LLC. Abigail P. Johnson is a Director, the Chairman, and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The address is 245 Summer Street, Boston, MA 02210. This information, and the information in footnote (3) below, is based Amendment No. 3 to the Schedule 13G filed by FMR LLC on February 13, 2019.

(3)
Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company (“FMR Co”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees.

(4)
T. Rowe Price Associates, Inc., is a registered investment adviser (“Fund Manager” or “TRPA”). Fund Manager is affiliated with a registered broker-dealer, T. Rowe Price Investment Services, Inc. (“TRPIS”). TRPIS is a subsidiary of the Fund Manager and was formed primarily for the limited purpose of acting as the principal underwriter and distributor of shares of funds in the T. Rowe Price fund family. T. Rowe Price Associates, Inc. serves as investment adviser with power to direct investments and/or sole power to vote the securities owned by the funds and accounts that hold shares of the Company. For purposes of reporting requirements of the Securities Exchange Act of 1934, TRPA may be deemed to be the beneficial owner of all of the shares listed in this table; however, TRPA expressly disclaims that it is, in fact, the beneficial owner of such securities. TRPA is the wholly owned subsidiary of T. Rowe Price Group, Inc., which is a publicly traded financial services holding company. The business address for TRPA is 100 East Pratt Street, Baltimore, Maryland 21202. This information is based upon Amendment No. 3 to the Schedule 13G filed by TRPA on February 14, 2019.

(5)
Capital Research and Management Company (“CRMC”) is the investment adviser to each of SMALLCAP World Fund, Inc. (“SCWF”), The Growth Fund of America (“GFA”) and Capital Group Global Equity Fund (Canada) (“CGGEF,” and, together with SCWF and GFA, the “CRMC Stockholders”) the CRMC Stockholders. CRMC and/or Capital World Investors (“CWI”) may be deemed to be the beneficial owner of all of the securities held by the CRMC Stockholders; however, each of CRMC and CWI expressly disclaim that it is the beneficial owner of such securities. Julian N. Abdey, Mark E. Denning, Peter Eliot, Brady L. Enright, J. Blair Frank, Bradford F. Freer, Leo Hee, Claudia P. Huntington, Jonathan Knowles, Lawrence Kymisis, Harold H. La, Aidan O’Connell, Andraz Razen and Gregory W. Wendt, as portfolio managers, have voting and investment power over the securities held by SCWF. Christopher D. Buchbinder, Barry S. Crosthwaite, J. Blair Frank, Joanna F. Jonsson, Carl M. Kawaja, Michael T. Kerr, Ronald B. Morrow, Donald D. O’Neal, Martin Romo, Lawrence R. Solomon, James Terrile and Alan J. Wilson, as portfolio managers, have voting and investment power over the securities held by GFA. Leo Hee, Carl M. Kawaja and Dina N. Perry, as portfolio managers, have voting and investment power over the securities held by CGGEF. The address for each of the CRMC Stockholders is c/o Capital Research and Management Company, 333 South Hope Street, 55th Floor, Los Angeles, CA 90071. The CRMC Stockholders may be affiliates of a broker-dealer. Each of the CRMC Stockholders acquired the shares being registered hereby in the ordinary course of its business. This information is based upon Amendment No. 2 to the Schedule 13G filed by CWI on February 14, 2019.

(6)
According to the Schedule 13G filed by The Vanguard Group on February 11, 2019, as of December 31, 2018, funds affiliated with the Vanguard Group, Inc. have sole voting power over 87,986 of the shares, shared voting power over 19,000 of these shares, shared dispositive power over 90,331 of these shares and sole dispositive power over 16,146,446 of these shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. This information is based upon the Schedule 13G filed by The Vanguard Group on February 11, 2019.

(7)
Includes 1,863,814 shares of Class A Common Stock, 100,003 shares of restricted Class A Common Stock subject to continued time-based vesting requirements and warrants to purchase an additional 1,173,498 shares of Class A Common Stock.

(8)
Includes 47,124 shares of Class A Common Stock, 123,715 shares of restricted Class A Common Stock subject to continued time-based vesting requirements and 167,376 shares of Class C Common Stock. The shares of Class C Common Stock owned by Mr. Glyphis represent approximately 1.4% of the outstanding shares of Class C Common Stock. Mr. Glyphis also owns 167,376 units representing common membership interests in CRP (“CRP Common Units”).

(9)
Includes 35,924 shares of Class A Common Stock, 157,061 shares of restricted Class A Common Stock subject to continued time-based vesting requirements and 46,683 shares of Class C Common Stock. The shares of Class C Common Stock owned by Mr. Smith represent less than 1% of the outstanding shares of Class C Common Stock. Mr. Smith also owns 46,683 CRP Common Units.

(10)
Pursuant to the terms of the limited liability company agreement of CRP, each holder of CRP Common Units (other than Centennial) has the right to cause CRP to redeem all or a portion of its CRP Common Units (together with a corresponding number of shares of Class C Common Stock) in exchange for shares of Class A Common Stock or, at CRP’s option, an equivalent amount of cash; provided that Centennial may, at its option, effect a direct exchange of such cash or Class A Common Stock for such CRP Common Units in lieu of such a redemption by CRP.

(11)	Includes 13,666 shares of Class A Common Stock and 86,081 shares of restricted Class A Common Stock subject to continued time-based vesting requirements.

(12)	Includes 30,190 shares of Class A Common Stock and 94,939 shares of restricted Class A Common Stock subject to continued time-based vesting requirements.

(13)	Includes 59,262 shares of Class A Common Stock and 15,286 shares of restricted Class A Common Stock subject to continued time-based vesting requirements.

(14)	Includes 19,262 shares of Class A Common Stock and 15,286 shares of restricted Class A Common Stock subject to continued time-based vesting requirements.

(15)	Includes 19,262 shares of Class A Common Stock and 15,286 shares of restricted Class A Common Stock subject to continued time-based vesting requirements.

(16)	Includes 8,075 shares of Class A Common Stock and 15,286 shares of restricted Class A Common Stock subject to continued time-based vesting requirements.

PROPOSAL 2
APPROVAL ON AN ADVISORY BASIS OF OUR NAMED EXECUTIVE OFFICER COMPENSATION
In accordance with the Dodd-Frank Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, we are asking our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement.
As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation programs are designed to attract, motivate and retain our named executive officers, who are critical to our success. Please read “Compensation Discussion and Analysis” and the accompanying tables and narrative disclosure for details about our executive compensation programs. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the annual meeting:
“RESOLVED, that the stockholders of Centennial Resource Development, Inc. (the “Company”) approve, by a non-binding advisory vote, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2019 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2018 Summary Compensation Table and the other related tables and disclosure.”
The say-on-pay vote is advisory, and therefore not binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee value the opinions of our stockholders and intend to consider our stockholders’ views regarding our executive compensation programs, including in making future decisions relating to such programs. Our stockholders will have a “say-on-pay” vote each year, and the next “say-on-pay” vote will take place at our 2020 Annual Meeting.
Vote Required; Recommendation
The approval by a non-binding advisory vote of our named executive officer compensation requires the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. Abstentions will not be counted as a vote cast and, therefore, will not have an effect on the outcome of the vote. Broker non-votes have no effect on the outcome of the vote.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

PROPOSAL 3
ADOPTION OF THE CENTENNIAL RESOURCE DEVELOPMENT, INC.
2019 EMPLOYEE STOCK PURCHASE PLAN
In this Proposal 3, we are asking our stockholders to approve the Centennial Resource Development, Inc. 2019 Employee Stock Purchase Plan (the “ESPP”). At the recommendation of the Compensation Committee, our Board voted unanimously to approve and adopt the ESPP on February 12, 2019, subject to stockholder approval at the Annual Meeting. The ESPP is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder (the “Code”).
The purpose of the ESPP is to provide our eligible employees the opportunity to purchase shares of our Class A Common Stock through accumulated payroll deductions. We believe that the ESPP will be a key factor in retaining existing employees, recruiting and retaining new employees and aligning and increasing the interest of employees in the success of the Company. If the ESPP is not approved by our stockholders, the ESPP will not become effective and no shares or rights will be issued under it.
Summary of the ESPP
A summary of the principal features of the ESPP is set forth below. The summary is qualified in its entirety by reference to the full text of the ESPP, which is attached to this proxy statement as Annex A.
Administration. The ESPP will be administered by our Compensation Committee unless the Board assumes the authority for administration of the ESPP. The plan administrator has broad authority to construe the ESPP and to make determinations with respect to the terms and conditions of each offering period under the ESPP, including employee eligibility requirements, maximum payroll deductions and the discounted purchase price applicable to the issuance of shares pursuant to the ESPP, as well as other matters pertaining to plan administration.
Class A Common Stock Reserved for Issuance under the ESPP. A total of 2,000,000 shares of Class A Common Stock will be reserved for issuance under the ESPP, which may be adjusted for changes in our capitalization and certain corporate transactions, as described below under the heading “Adjustments.”
Eligible Employees. The plan administrator may designate certain of our subsidiaries as participating “designated subsidiaries” in the ESPP and may change these designations from time to time. Employees of the Company and our designated subsidiaries are eligible to participate in the ESPP if they meet the eligibility requirements under the ESPP established from time to time by the plan administrator. Unless otherwise determined by the plan administrator, our employees are eligible to participate in the ESPP if they are customarily employed by us or a designated subsidiary for more than five months in any calendar year. However, an employee may not be granted rights to purchase stock under the ESPP if such employee, immediately after the grant, would own (directly or through attribution) stock possessing 5% or more of the total combined voting power or value of all classes of our common stock or other class of stock. Eligible employees become participants in the ESPP by enrolling and authorizing payroll deductions by the deadline established by the plan administrator prior to the relevant offering date. Directors who are not employees, as well as consultants, are not eligible to participate in the ESPP. Employees who choose not to participate, or are not eligible to participate at the start of an offering period but who become eligible thereafter, may enroll in any subsequent offering period.
Subject to limited exceptions, all of our employees and the employees of our operating subsidiary, Centennial Resource Production, LLC, are expected to be eligible to participate in the ESPP. As of December 31, 2018, we had approximately 178 employees, of whom all would have been eligible to participate in the ESPP if it had been in effect on such date.
Participation. Under the terms of the ESPP, eligible employees may generally elect to contribute and apply to the purchase of shares of Class A Common Stock between 1% and 15% of their gross base compensation during an offering period, which includes overtime payments, but excludes sales commissions, incentive compensation, bonuses, expense reimbursements, fringe benefits, moving expenses, equity compensation and other special payments. In addition, no employee will be permitted to accrue the right to purchase stock under the ESPP at a rate in excess of $25,000 worth of shares during any calendar year during which such a purchase right is outstanding (based on the fair market value per share of our Class A Common Stock as of the first day of the offering period during which such right is granted), which limitation will be applied as if the ESPP was intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Rights granted under the ESPP are exercisable on specified exercise dates only through funds accumulated by an employee through payroll deductions made during the applicable offering period, and any such funds that are not used to purchase shares will be credited to a participant’s account and carried forward and applied toward the purchase of whole shares for the following offering period. Participation in the ESPP is voluntary.
Offering Periods. Under the ESPP, employees are offered the right to purchase shares of Class A Common Stock at a discount to fair market value during offering periods designated by the plan administrator. The initial offering period is expected to commence on July 1, 2019 and end on December 31, 2019, and the subsequent offering periods are expected to be successive six-month periods commencing on each January 1 and each July 1 to occur following the commencement of the initial offering period. The plan administrator may, in its discretion, modify the terms of future offering periods.
Share Purchases. On the first trading day of each offering period, each participant will automatically be granted a right to purchase shares of our Class A Common Stock. Shares are purchased on each exercise date occurring during an offering period, to the extent of the payroll deductions accumulated during the applicable offering period, subject to the participant remaining an eligible employee through such exercise date. The exercise dates for each offering period will be the last trading day of the offering period. Unless the plan administrator designates a higher exercise price for a particular offering period, the exercise price will be 85% of the fair market value of our Class A Common Stock on either the first trading day of each offering period or the exercise date, whichever is lower. The fair market value per share of our Class A Common Stock under the ESPP will generally be the closing sales price of our common stock on NASDAQ on the date for which fair market value is being determined, or if there is no closing sales price for a share of our Class A Common Stock on the date in question, the closing sales price for a share of Class A Common Stock on the last preceding date for which such quotation exists. On March 19, 2019, the last practicable date prior to the filing of this Proxy Statement, the closing sales price of our Class A Common Stock on NASDAQ was $9.03 per share.
Unless a participant has elected to withdraw all of the funds then credited to his or her ESPP account or the participant’s employment terminates prior to the exercise date, an amount equal to the amount credited to his or her ESPP account will be used to purchase the maximum number of whole shares of Class A Common Stock that can be purchased based on the amount credited to such participant’s account on the exercise date. No fractional shares will be issued.
A participant may withdraw from the ESPP by delivering written notice of such election to the Company no later than one week prior to the end of the applicable offering period (or another date designated by the plan administrator). Upon a participant’s withdrawal, all of the payroll deductions credited to such participant’s account shall be paid to such participant as soon as reasonably practicable and no further payroll deductions shall be made for such offering period.
Termination of Eligibility. If a participant ceases to be an eligible employee for any reason during an offering period, he or she will be deemed to have elected to withdraw from the ESPP and any amounts credited to the participant’s ESPP account will be returned to the participant or the participant’s beneficiary in the event of his or her death. Participation ends automatically upon a participant’s termination of employment.
Transferability; Holding Period. A participant may not transfer rights granted under the ESPP. A participant will not be entitled to sell or otherwise transfer the shares of Class A Common Stock purchased by the participant pursuant to the ESPP to anyone until six months after the exercise date.
Adjustments. In the event that the plan administrator determines that any stock dividend or other distribution, change in control, reorganization, merger, amalgamation, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Class A Common Stock such that an adjustment would be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the ESPP or with respect to any outstanding purchase rights under the ESPP, the plan administrator shall make equitable adjustments to the ESPP and outstanding rights. In addition, in the event of the foregoing transactions or events or certain significant transactions, including a change in control, the plan administrator may provide for either (1) the replacement of outstanding rights with other rights or property or termination of outstanding rights in exchange for cash, (2) the assumption or substitution of outstanding rights by the successor or survivor corporation or parent or subsidiary thereof, if any, (3) the adjustment in the number and type of shares of stock subject to outstanding rights and/or in the terms and conditions of outstanding rights, (4) the use of participants’ accumulated payroll deductions to purchase stock on a new purchase date prior to the next scheduled purchase date and termination of any rights under ongoing offering periods or (5) the termination of all outstanding rights.
Insufficient Shares. If the total number of shares of Class A Common Stock that are to be purchased under outstanding rights on any particular date exceed the number of shares then available for issuance under the ESPP, the plan administrator will make a pro rata allocation of the available shares on a uniform and equitable basis. If the plan administrator thereafter suspends or terminates the ESPP, the excess payroll deductions will be refunded to participants.
Amendment or Termination of the ESPP. The plan administrator has the right to amend, suspend or terminate the ESPP at any time and from time to time to the extent that it deems advisable, subject to the requirement to obtain stockholder approval of amendments to the extent required by law and NASDAQ rules.

U.S. Federal Income Tax Consequences
The ESPP is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Accordingly, certain tax benefits available to participants in a Section 423 plan are not available under the ESPP.
For federal income tax purposes, a participant generally will not recognize taxable income on the grant of a right under the ESPP. Upon the exercise of a right under the ESPP, a participant will recognize ordinary income, and unless limited by Section 280G or 162(m) of the Code, the Company or its subsidiary will generally be entitled to a corresponding deduction, in an amount equal to the difference between the fair market value of the shares of Class A Common Stock on the exercise date and the purchase price paid for the shares. A participant’s basis in shares of Class A Common Stock received on exercise, for purposes of determining the participant’s gain or loss on subsequent disposition of such shares of Class A Common Stock, generally, will be the fair market value of the shares of Class A Common Stock on the date the participant exercises his or her right.
Upon the subsequent sale of the shares acquired upon the exercise of a right under the ESPP, the participant will recognize capital gain or loss (long-term or short-term, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them).
The above is a general summary under current law of the material federal income tax consequences to an employee who participates in the ESPP. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary above does not discuss all aspects of federal income taxation that may be relevant in light of a participant’s personal circumstances. Further, this summarized tax information is not tax advice, and a participant in the ESPP should rely on the advice of his or her legal and tax advisors.
New Plan Benefits
Because the number of shares that may be purchased under the ESPP will depend on each employee’s voluntary election to participate and contribution elections, and on the fair market value of our Class A Common Stock at various future dates, neither the actual number of shares that may be purchased by any individual nor the benefits that will be received in the future by participants in the ESPP can be determined in advance.
Vote Required; Recommendation
The adoption of the Centennial Resource Development, Inc. 2019 Employee Stock Purchase Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy that are entitled to vote and actually cast thereon at the Annual Meeting, voting as a single class. Abstentions and broker non-votes will have no effect on the outcome of the vote for this proposal.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF THE CENTENNIAL RESOURCE DEVELOPMENT, INC. 2019 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 4
APPROVAL AND ADOPTION OF AMENDMENTS TO THE COMPANY’S CHARTER AND BYLAWS TO
IMPLEMENT A MAJORITY VOTING STANDARD IN UNCONTESTED DIRECTOR ELECTIONS
At the recommendation of the Nominating and Corporate Governance Committee, our Board voted unanimously to approve, and our stockholders are being asked to approve and adopt, amendments to our Second Amended and Restated Certificate of Incorporation (the “Charter”) and Amended and Restated Bylaws (the “Bylaws”) to implement a majority voting standard in uncontested director elections (the “Majority Voting Proposal”).
Section 5.2(b) of our Charter and Section 2.5(d) of our Bylaws currently provide that directors to be elected at any meeting of stockholders at which directors are to be elected are elected by a plurality of the votes cast in such election, subject to the rights of the holders of one or more series of preferred stock of the Company. Under this plurality voting standard, the director nominees receiving the highest number of FOR votes cast are elected as directors regardless of the number of WITHHOLD votes received.
The proposed amendment to Section 5.2 of our Charter and Section 2.5(d) of our Bylaws provide that, in an uncontested election of directors, a candidate would be elected as a director only if the number of votes cast for the candidate exceed the number of votes cast against the candidate. Abstentions and broker non-votes would not be counted as votes cast and would have no effect on the outcome of the vote. If, however, the Secretary of the Company were to determine that an election of directors was contested (i.e., the number of candidates exceeds the number of directors to be elected), a plurality voting standard would apply, and the candidates receiving the greatest number of FOR votes would be elected. If approved, this proposal would establish a majority voting standard for uncontested director elections beginning with the 2020 annual meeting of stockholders.
We believe that the adoption of a majority voting standard in uncontested director elections will give our stockholders a greater voice in determining the composition of our Board. Under this standard, a director nominee will not be elected to the Board when the number of votes cast against the director nominee exceed the number of votes cast for the director nominee. We also believe, however, that a plurality voting standard should continue to apply in contested elections, where the number of director nominees exceeds the number of directors to be elected. If a majority voting standard were used in contested elections, it would be possible for no single director nominee to receive a majority of votes cast, leaving the incumbent director to serve as a holdover director until the earlier of the election and qualification of such director’s successor or such director’s death, resignation or removal.
A form of the Third Amended and Restated Certificate of Incorporation (the “Third A&R Charter”) and the Second Amended and Restated Bylaws (the “Second A&R Bylaws”), which each reflect the proposed amendments contemplated by this Majority Voting Proposal, are attached to this proxy statement as Annex B and Annex C, respectively. The description of the proposed amendments to the Charter and Bylaws included above are only a summary of the proposed amendments and are qualified in their entirety by reference to the actual text of the proposed amendments reflected in Annex B and Annex C. If adopted, the proposed amendments to our Charter and Bylaws to implement a majority voting standard in uncontested director elections will become effective immediately following our filing of the Third A&R Charter with the Secretary of State of the State of Delaware after the conclusion of this Annual Meeting.
If the stockholders approve the Majority Voting Proposal, we will also revise our Corporate Governance Guidelines to include a director resignation policy to address the issue of “holdover” directors who are not re-elected but remain directors because their successor has not been elected or appointed. This policy would require each incumbent director that is nominated by the Board for re-election to tender an irrevocable resignation letter to the Board prior to the mailing of the proxy statement for the meeting at which such nominee is to be re-elected as director. If such incumbent director is not re-elected by a majority vote in an uncontested election, the Corporate Governance Guidelines will provide for the Nominating and Corporate Governance Committee to consider the tendered resignation and make a recommendation to the Board as to whether to accept or reject the resignation. The Board would then, after taking into account the recommendation of the Nominating and Corporate Governance Committee, accept or reject such tendered resignation generally within 90 days following certification of the election results. Thereafter, the Company would publicly disclose the decision of the Board and, if applicable, the Board’s reasons for rejecting a tendered resignation. Pursuant to the provisions of our Third A&R Charter, if a director’s tendered resignation is rejected, such director would continue to serve until a successor is elected, or until such director’s earlier removal or death. If a director’s tendered resignation is accepted, then the Board would have the sole discretion to fill any resulting vacancy or to decrease the number of directors, in each case pursuant to the provisions of and to the extent permitted by our Third A&R Charter and Second A&R Bylaws. Any director who tenders a resignation pursuant to this policy would be required to abstain from participating in the Nominating and Corporate Governance Committee’s deliberations and in the decision of the Board as to whether to accept or reject the tendered resignation.
In determining whether to recommend to our stockholders the adoption of a majority voting standard for uncontested director elections, our Board analyzed current corporate governance trends and evaluated the arguments in favor of and against maintaining the existing plurality voting standard in uncontested director elections. Our Board recognizes that many other public companies have amended their governing documents to provide for a majority voting standard rather than a plurality standard in uncontested director elections. Our Board believes that generally requiring directors to be elected by a majority of votes cast both ensures that only director nominees with broad acceptability among our stockholders will be elected and enhances the accountability of each elected director to our stockholders. Accordingly, after careful consideration, our Board has determined to recommend that our stockholders amend our Charter and Bylaws to adopt a majority voting standard for uncontested director elections. Our Board believes, however, that the plurality vote should continue to apply in contested director elections.
Vote Required; Recommendation
The approval of the Majority Voting Proposal requires the affirmative vote, whether present in person or represented by proxy at the Annual Meeting, of a majority of outstanding shares of Common Stock entitled to vote on this proposal, voting together as a single class. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of the vote for this proposal.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE MAJORITY VOTING PROPOSAL.

PROPOSAL 5
APPROVAL AND ADOPTION OF ADDITIONAL CHARTER AMENDMENTS
At the recommendation of the Nominating and Corporate Governance Committee, our Board voted unanimously to approve, and our stockholders are being asked to approve and adopt, amendments to the Company’s Charter to eliminate certain provisions relating to the Company’s business combination and its capital structure preceding the business combination. These provisions include references to shares of the Company’s Class B Common Stock, all of which converted into shares of Class A Common Stock on a one-for-one basis in connection with the closing of the Company’s business combination on October 11, 2016. Since the closing of the business combination, these provisions are no longer relevant or applicable to us or our stockholders. Therefore, assuming the Majority Voting Proposal is approved, which would require amendments to the Charter, we are seeking to concurrently revise the Charter to remove these unnecessary provisions (the “Additional Charter Proposal”).
A form of the Third A&R Charter, which reflects the proposed amendments contemplated by this Additional Charter Proposal, is attached to this proxy statement as Annex B. The description of the proposed amendments to the Charter included above is only an overview of the proposed amendments and is qualified in its entirety by reference to the actual text of the proposed amendments reflected in Annex B. If adopted, the proposed amendments to our Charter under this proposal will become effective immediately following our filing of the Third A&R Charter with the Secretary of State of the State of Delaware after the conclusion of this Annual Meeting.
Vote Required; Recommendation
The Additional Charter Proposal is conditioned on the approval of the Majority Voting Proposal.
The approval of the Additional Charter Proposal requires the affirmative vote, whether present in person or represented by proxy at the Annual Meeting, of a majority of outstanding shares of Common Stock entitled to vote on this proposal, voting together as a single class. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of the vote for this proposal.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADDITIONAL CHARTER PROPOSAL.

PROPOSAL 6
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP, which has been our independent audit firm since November 18, 2016, has been appointed by our Audit Committee as our independent auditors for the fiscal year ending December 31, 2019, and our Audit Committee has further directed that the appointment of KPMG LLP be submitted for ratification by our stockholders at the Annual Meeting. We have been advised by KPMG LLP that neither that firm nor any of its associates has any relationship with us or our subsidiaries other than the usual relationship that exists between independent auditors and their clients. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will be provided an opportunity to make a statement and to respond to appropriate inquiries from stockholders.
Stockholder ratification of the appointment of KPMG LLP as our independent registered public accounting firm is not required by our Bylaws, Corporate Governance Guidelines, committee charters or otherwise. However, our Board is submitting the appointment of KPMG LLP to our stockholders for ratification as a matter of what it considers to be good corporate practice. Even if the appointment is ratified, our Audit Committee, in its discretion, may appoint a different independent accounting firm at any time during the year if our Audit Committee determines that such a change would be in our and our stockholders’ best interests.
Principal Accounting Firm Fees
The table below sets forth the aggregate fees billed by KPMG, the Company’s independent registered public accounting firm, for the last two fiscal years. The table also sets forth the 2017 fees billed WithumSmith+Brown, PC (“Withum”), which was the Company’s principal accountant during the period from January 1, 2016 to November 18, 2016 and performed some limited accounting services for the Company in 2017.

	Withum	KPMG
	2017	2017	2018
Audit fees (1)	$12,500	$815,000	$1,000,000
Audit-related fees(2)	6,500	325,000	105,000
All other fees	—	—	—
Total	$19,000	$1,140,000	$1,105,000

(1)
Audit fees are for the audit of the Company’s consolidated financial statements included in the applicable Form 10-K, including the audit of the effectiveness of the Company’s internal controls over financial reporting, the reviews of the Company’s financial statements included in the applicable Form 10-Q, and new accounting standard implementation.

(2)
For 2017 and 2018, audit-related fees were for work performed in connection with registration statements, capital market transactions, oil and gas property acquisitions, and other audit-related services.

Audit Committee Approval
On an annual basis, the Audit Committee reviews and pre-approves the Company engaging the independent registered public accounting firm for the following year. As part of this process, the Audit Committee pre-approves all audit and permitted audit-related services to be performed by the independent registered public accounting firm, including the fees relating thereto. The Audit Committee may delegate pre-approval authority to one or more of its members. In the event of any such delegation, any pre-approved decisions will be reported to the Audit Committee at its next scheduled meeting. All fees described in the table above were pre-approved by the Audit Committee.
Vote Required; Recommendation
The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 requires the affirmative vote of a majority of shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on this proposal. Abstentions will have the same effect as a vote against this proposal. NASDAQ rules permit brokers to vote uninstructed shares at their discretion on this proposal, so broker non-votes are not expected.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

ANNUAL REPORT
Our annual report for the fiscal year ended December 31, 2018 accompanies this proxy statement.
OTHER BUSINESS
Our management does not know of any other matters to come before the Annual Meeting, and our Board does not intend to present any other items of business other than those stated in the Notice of Annual Meeting of Stockholders. If, however, any other matters do come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters.
STOCKHOLDER PROPOSALS
If you wish to submit a stockholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy statement and proxy card for our 2019 annual meeting of stockholders, you must submit the proposal to our Secretary no later than November 21, 2019.
In addition, if you desire to bring business or nominate an individual for election or re-election as a director outside of Rule 14a-8 under the Exchange Act before our 2019 annual meeting, you must comply with our Bylaws, which currently require that you provide written notice of such business to our Secretary no earlier than January 2, 2020, and no later than the close of business on February 1, 2020, and otherwise comply with the advance notice and other provisions set forth in our Bylaws, which currently includes, among other things, the submission of specified information. For additional requirements, stockholders should refer to Article II, Section 2.7 and Article III, Section 3.3 of our Bylaws, a current copy of which may be obtained from our General Counsel.

AVAILABILITY OF CERTAIN DOCUMENTS
A copy of our 2018 Annual Report on Form 10-K has been posted on the Internet along with this Proxy Statement and proxy materials to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material. We will mail without charge, upon written request, a copy of our 2018 Annual Report on Form 10-K including exhibits. Please send a written request to our General Counsel at:
Centennial Resource Development, Inc.
1001 Seventeenth Street, Suite 1800
Denver, Colorado, 80202
Attention: General Counsel
The charters for our Audit, Compensation and Nominating and Corporate Governance Committees, as well as our Corporate Governance Guidelines, our Policy for Accounting-Related Complaints, our Policy for Related Person Transactions, and our Code of Business Conduct and Ethics are posted in the Investor Relations portion of our website at www.cdevinc.com, and are also available in print without charge upon written request to our General Counsel at the address above.
Stockholders residing in the same household who hold their stock through a bank or broker may receive only one set of proxy materials in accordance with a notice sent earlier by their bank or broker. This practice will continue unless instructions to the contrary are received by your bank or broker from one or more of the stockholders within the household. We will promptly deliver a separate copy of the proxy materials to such stockholders upon receipt of a written or oral request to our General Counsel at the address above, or by calling (720) 499-1400.
If you hold your shares in street name and reside in a household that received only one copy of the proxy materials, you can request to receive a separate copy in the future by following the instructions sent by your bank or broker. If your household is receiving multiple copies of the proxy materials, you may request that only a single set of materials be sent by following the instructions sent by your bank or broker.

Annex A

CENTENNIAL RESOURCE DEVELOPMENT, INC. 2019 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I.
PURPOSE
The purposes of this Centennial Resource Development, Inc. 2019 Employee Stock Purchase Plan (as it may be amended or restated from time to time, the “Plan”) are to assist Eligible Employees of Centennial Resource Development, Inc., a Delaware corporation (the “Company”), and its Designated Subsidiaries in acquiring a stock ownership interest in the Company, and to help Eligible Employees provide for their future security and to encourage them to remain in the employment of the Company and its Designated Subsidiaries. The Plan is not intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code but is intended to constitute a “stock purchase plan” within the meaning of Rule 16b-3(b)(5) under the Exchange Act.
ARTICLE II.
DEFINITIONS AND CONSTRUCTION
Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates. Masculine, feminine and neuter pronouns are used interchangeably and each comprehends the others.
2.1 “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article XI. The term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan as provided in Article XI.
2.2 “Agent” shall mean any brokerage firm, bank or other financial institution, entity or person(s), if any, engaged, retained, appointed or authorized to act as the agent of the Company or an Employee with regard to the Plan.
2.3 “Applicable Law” shall mean the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where rights under this Plan are granted.
2.4 “Board” shall mean the Board of Directors of the Company.
2.5 “Change in Control” shall mean and include each of the following:
(a) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clauses (i) and (ii) of subsection (c) below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
(b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (a) or (c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
(i) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
(ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.
The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto. Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (a), (b) or (c) with respect to such compensation shall only constitute a Change in Control for purposes of the payment timing of such compensation if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).
2.6 “Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.
2.7 “Common Stock” shall mean the Class A common stock of the Company.
2.8 “Company” shall mean Centennial Resource Development, Inc., a Delaware corporation, or any successor.
2.9 “Compensation” of an Eligible Employee shall mean the gross base cash compensation received by such Eligible Employee as compensation for services to the Company or any Designated Subsidiary, including overtime payments and excluding sales commissions, incentive compensation, bonuses, expense reimbursements, fringe benefits, moving expenses, equity compensation and other special payments.
2.10 “Designated Subsidiary” shall mean any Subsidiary designated by the Administrator in accordance with Section 11.3(b).
2.11 “Effective Date” shall mean the date the Plan is approved by the Company’s stockholders.
2.12 “Eligible Employee” shall mean any Employee of the Company or any Designated Subsidiary, provided that “Eligible Employee” shall not include (a) any director of the Company or a Designated Subsidiary who does not render services to the Company or a Designated Subsidiary as an employee within the meaning of Section 3401(c) of the Code, (b) unless determined otherwise by the Administrator, any Employee whose customary employment is for not more than five months in any calendar year or (c) any Employee who immediately after any rights under this Plan are granted, owns (directly or through attribution) stock or non-corporate equity interests possessing 5% or more of the total combined voting power or value of Common Stock and other stock or non-corporate equity interests of the Company or a Designated Subsidiary (as determined under Section 423(b)(3) of the Code with respect to stock of a corporation and under the principles of Section 423(b)(3) with respect to non-corporate equity interests). For purposes of the foregoing, (i) the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual and the principles of such rules shall apply in determining the non-corporate equity ownership of an individual and (ii) stock that an Employee may purchase under outstanding options shall be treated as stock owned by the Employee. In addition, the Administrator may provide in an Offering Document that an Employee will not be an Eligible Employee for a particular Offering Period if: (A) the Employee is a highly compensated employee within the meaning of Section 423(b)(4)(D) of the Code, (B) the Employee has not met a service requirement designated by the Administrator, which service requirement may not exceed two years, (C) the Employee’s customary employment is for twenty hours per week or less, (D) the Employee’s customary employment is for less than five months in any calendar year or (E) the Employee is a citizen or resident of a foreign jurisdiction and the grant of a right to purchase Common Stock under the Plan to such Employee would be prohibited under the laws of such foreign jurisdiction or the grant of a right to purchase Common Stock under the Plan to the Employee in compliance with the laws of such foreign jurisdiction would cause the Plan to violate the requirements of Section 423(b)(3), (4) or (5) of the Code, as determined by the Administrator in its sole discretion; provided that any exclusion in clauses (A), (B), (C), (D) or (E) shall be applied in an identical manner under each Offering Period to all Employees, in accordance with Treasury Regulation Section 1.423-2(e) (or the principles thereof with respect to Employees of a Designated Subsidiary that is not a corporation for U.S. federal income tax purposes).
2.13 “Employee” shall mean any person who renders services to the Company or any Designated Subsidiary in the capacity of an employee within the meaning Section 3401(c) of the Code. Solely for purposes of the Plan, (i) an Employee’s employment relationship will be treated as continuing intact for up to two (2) months while the individual is on sick leave or other leave of absence meeting the requirements of Treasury Regulation Section 1.421-1(h)(2), (ii) the Employee’s employment relationship will be treated as terminated on the first day immediately following expiration of such two (2)-month period and

(iii) if the Employee returns to active service following a period of leave exceeding two (2) months, the Employee’s employment relationship will be treated as commencing again on first date of the next Offering Period that begins following the Employee’s return to active service (provided that the requirements for being an Employee are otherwise satisfied).
2.14 “Enrollment Date” shall mean the first Trading Day of each Offering Period.
2.15 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
2.16 “Fair Market Value” means, as of any date, the value of Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (ii) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) without an established market for the Common Stock, the Administrator will determine the Fair Market Value in its discretion.
2.17 “Offering Document” shall have the meaning given to such term in Section 4.1.
2.18 “Offering Period” shall have the meaning given to such term in Section 4.1.
2.19 “Participant” shall mean any Eligible Employee who has executed a Subscription Agreement and been granted rights to purchase Common Stock pursuant to the Plan.
2.20 “Partnership” shall mean Centennial Resource Production, LLC, a Delaware limited liability company.
2.21 “Plan” shall mean this 2019 Employee Stock Purchase Plan.
2.22 “Purchase Date” shall mean the last Trading Day of each Offering Period.
2.23 “Purchase Price” shall mean the purchase price designated by the Administrator in the applicable Offering Document (which purchase price shall not be less than 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower); provided, however, that, in the event no purchase price is designated by the Administrator in the applicable Offering Document, the purchase price for the Offering Periods covered by such Offering Document shall be 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower; provided, further, that the Purchase Price may be adjusted by the Administrator pursuant to Article VIII and shall not be less than the par value of a Share.
2.24 “Securities Act” shall mean the Securities Act of 1933, as amended.
2.25 “Share” shall mean a share of Common Stock.
2.26 “Subscription Agreement” shall mean a subscription agreement, enrollment form or electronic enrollment process, each as may be approved and implemented by the Company from time to time to enable Eligible Employees to enroll in the Plan pursuant to the terms hereof.
2.27 “Subsidiary” shall mean shall mean (a) any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, (b) any partnership or limited liability company of which fifty percent (50%) or more of the equity interests are owned, directly or indirectly, by the Company, the Partnership and/or by one or more Subsidiaries, and (c) any other entity not described in clauses (a) or (b) above of which fifty percent (50%) or more of the ownership and the power (whether voting interests or otherwise), pursuant to a written contract or agreement, to direct the policies and management or the financial and the other affairs thereof, are owned or controlled by the Company, the Partnership and/or by one or more Subsidiaries.
2.28 “Trading Day” shall mean a day on which national stock exchanges in the United States are open for trading.

ARTICLE III.
SHARES SUBJECT TO THE PLAN
3.1 Number of Shares. Subject to Article VIII, the aggregate number of Shares that may be issued pursuant to rights granted under the Plan shall be 2,000,000 Shares. If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for issuance under the Plan.

3.2 Stock Distributed. Any Common Stock distributed pursuant to the Plan may consist, in whole or in part, of authorized and unissued Common Stock, treasury stock or Common Stock purchased on the open market.

ARTICLE IV.
OFFERING PERIODS; OFFERING DOCUMENTS; PURCHASE DATES
4.1 Offering Periods. The Administrator may from time to time grant rights to purchase Common Stock under the Plan to Eligible Employees during one or more periods (each, an “Offering Period”) selected by the Administrator. The terms and conditions applicable to each Offering Period shall be set forth in an “Offering Document” adopted by the Administrator, which Offering Document shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate and shall be incorporated by reference into and made part of the Plan and shall be attached hereto as part of the Plan. The provisions of separate Offering Periods under the Plan need not be identical.
4.2 Offering Documents. Each Offering Document with respect to an Offering Period shall specify (through incorporation of the provisions of this Plan by reference or otherwise):
(a)the length of the Offering Period; and
(b)such other provisions as the Administrator determines are appropriate, subject to the Plan.

ARTICLE V.
ELIGIBILITY AND PARTICIPATION
5.1 Eligibility. Any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of this Article V.
5.2 Enrollment in Plan.
(a) Except as otherwise set forth in an Offering Document or determined by the Administrator, an Eligible Employee may become a Participant in the Plan for an Offering Period by delivering a Subscription Agreement to the Company by such time prior to the Enrollment Date for such Offering Period (or such other date specified in the Offering Document) designated by the Administrator and in such form as the Company provides.
(b) Each Subscription Agreement shall designate a whole percentage of such Eligible Employee’s Compensation to be withheld by the Company or the Designated Subsidiary employing such Eligible Employee on each payday during the Offering Period as payroll deductions under the Plan. The percentage of Compensation designated by an Eligible Employee may not be less than 1% and may not be more than the maximum percentage specified by the Administrator in the applicable Offering Document (which percentage shall be 15% in the absence of any such designation) as payroll deductions. The payroll deductions made for each Participant shall be on an after-tax basis and shall be credited to an account for such Participant under the Plan and shall be deposited with the general funds of the Company.
(c) Unless otherwise determined by the Administrator, a Participant may not increase or decrease the percentage of Compensation designated in his or her Subscription Agreement or suspend the Participant’s payroll deductions during an Offering Period (but for the avoidance of doubt, may withdraw from participation under the Plan as provided in Article VII).
(d) Except as otherwise set forth in an Offering Document or determined by the Administrator, a Participant may participate in the Plan only by means of payroll deduction and may not make contributions by lump sum payment for any Offering Period.
5.3 Payroll Deductions. Except as otherwise provided in the applicable Offering Document, payroll deductions for a Participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which the Participant’s authorization is applicable, unless sooner terminated by the Participant as provided in Article VII.
5.4 Effect of Enrollment. A Participant’s completion of a Subscription Agreement will enroll such Participant in the Plan for each subsequent Offering Period on the terms contained therein until the Participant either submits a new Subscription Agreement, withdraws from participation under the Plan as provided in Article VII or otherwise becomes ineligible to participate in the Plan.

5.5 Limitation on Purchase of Common Stock. An Eligible Employee may be granted rights under the Plan only if such rights do not permit such Employee’s rights to purchase stock of the Company or any Designated Subsidiary to accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time. This limitation shall be applied in accordance with the principles of Section 423(b)(8) of the Code.
5.6 Foreign Employees. In order to facilitate participation in the Plan, the Administrator may provide for such special terms applicable to Participants who are citizens or residents of a foreign jurisdiction, or who are employed by a Designated Subsidiary outside of the United States, as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements, sub-plans to or alternative versions of this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose. No such special terms, supplements, amendments or restatements shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.
ARTICLE VI.
GRANT AND EXERCISE OF RIGHTS
6.1 Grant of Rights. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall, subject to the limits in Section 5.5, have the right to buy, on the applicable Purchase Date during such Offering Period (at the applicable Purchase Price), such number of whole Shares as is determined by dividing (a) such Participant’s payroll deductions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date, by (b) the applicable Purchase Price (rounded down to the nearest Share). The right shall expire on the last Purchase Date of the Offering Period or, if earlier, upon a Participant ceasing to be an Eligible Employee.
6.2 Exercise of Rights. On each Purchase Date, subject to the Participant remaining an Eligible Employee through such Purchase Date, each Participant’s accumulated payroll deductions and any other additional payments specifically provided for in the applicable Offering Document will be applied to the purchase of whole Shares pursuant to the terms of the Plan and the applicable Offering Document at the Purchase Price. No fractional Shares shall be issued upon the exercise of rights granted under the Plan, unless the Offering Document specifically provides otherwise. Any cash in lieu of fractional Shares remaining after the purchase of whole Shares upon exercise of a purchase right will be credited to a Participant’s account and carried forward and applied toward the purchase of whole Shares for the next following Offering Period. Shares issued pursuant to the Plan may be evidenced in such manner as the Administrator may determine and may be issued in certificated form or issued pursuant to book-entry procedures.
6.3 Pro Rata Allocation of Shares. If the Administrator determines that, on a given Purchase Date, the number of Shares with respect to which rights are to be exercised may exceed (a) the number of Shares that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (b) the number of Shares available for issuance under the Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the Shares available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants for whom rights to purchase Common Stock are to be exercised pursuant to this Article VI on such Purchase Date, and shall either (i) continue all Offering Periods then in effect, or (ii) terminate any or all Offering Periods then in effect pursuant to Article IX. The Company may make pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date.
6.4 Withholding. Each Participant must pay the Company or a Designated Subsidiary, or make provision satisfactory to the Administrator for payment in accordance with the Plan of, any taxes required by law to be withheld with respect to any purchase of Shares under the Plan or any sale of such Shares by the date of the event creating the tax liability. Subject to any Company insider trading policy (including blackout periods) and Section 12.6, except as otherwise determined by the Administrator, Participants may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, or by check made payable to the order of the Company or a Designated Subsidiary, provided that (A) the Company may limit the use of the foregoing payment forms if one or more of the payment forms below is permitted and (B) the Company may, or may cause a Designated Subsidiary to, deduct an amount sufficient to satisfy such tax obligations based on the applicable statutory withholding rates (or such other rate as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant, (ii) in whole or in part by delivery of Shares valued at their Fair Market Value on the Purchase Date, (iii) if there is a public market for Shares at the time the tax obligations are satisfied, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company or a Designated Subsidiary sufficient funds to satisfy the tax obligations, or (B) delivery by the Participant to the Company or a Designated Subsidiary of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company or a Designated Subsidiary cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company or a Designated Subsidiary at such time as may be required by the Company, or (iv) any combination of the foregoing payment forms. Subject to Section 12.6, if any tax withholding obligation will be satisfied under clause (ii) of the immediately preceding sentence by the retention of Shares purchased upon exercise of a Participant’s rights under the Plan creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company, a Designated Subsidiary or their respective designees, and each Participant’s exercise of a Participant’s rights under the Plan will constitute the Participant’s authorization to the Company or a Designated Subsidiary and instruction and authorization to such brokerage firm to complete the transactions described in this sentence. Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the purchase of Shares under the Plan and any subsequent sale of such Shares, regardless of any action the Company or any Subsidiary takes with respect to any tax withholding obligations that arise in connection with the Shares. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the purchase or the subsequent sale of Shares under the Plan.
6.5 Conditions to Issuance of Common Stock. The Company shall not be required to issue or deliver any certificate or certificates for, or make any book entries evidencing, Shares purchased upon the exercise of rights under the Plan prior to fulfillment of all of the following conditions:
(a) The admission of such Shares to listing on all stock exchanges, if any, on which the Common Stock is then listed;
(b) The completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Administrator shall, in its absolute discretion, deem necessary or advisable;
(c) The obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable;
(d) The payment in accordance with Section 6.4 to the Company of all amounts that it is required to withhold under federal, state or local law upon exercise of the rights, if any; and
(e) The lapse of such reasonable period of time following the exercise of the rights as the Administrator may from time to time establish for reasons of administrative convenience.
6.6 Mandatory Holding Period. Notwithstanding anything in the Plan to the contrary and other than to satisfy withholding tax obligations in accordance with Section 6.4, unless the Administrator otherwise determines, a Participant may not lend, offer, pledge, sell, contract to sell, sell or grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Shares acquired under the Plan or any securities convertible into or exchangeable for such Shares (in any case, a “Transfer”) prior to the expiration of the period beginning on and including the Purchase Date on which such Shares were acquired under the Plan and ending on the date that is six (6) months following such Purchase Date. Any attempted Transfer of Shares in violation of this Section 6.6 will be null and void. The Company will not be required to (a) recognize on its books any Transfers in violation of this Section 6.6 or (b) treat as owner of a Share any purchaser or other transferee to whom a Share has been Transferred in violation of this Section 6.6. To ensure compliance with the requirements of this Section 6.6, the Company may issue “stop transfer” instructions to its transfer agent, if any, or make notations to the same effect in its records, in each case, as the Company determines to be necessary or appropriate.
ARTICLE VII
WITHDRAWAL; CESSATION OF ELIGIBILITY
7.1 Withdrawal. A Participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her rights under the Plan at any time by giving written notice to the Company in a form acceptable to the Company no later than one week prior to the end of the Offering Period (or another date designated by the Administrator in the Offering Document). All of the Participant’s payroll deductions credited to his or her account during an Offering Period shall be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal and such Participant’s rights for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of Shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the next Offering Period unless the Participant timely delivers to the Company a new Subscription Agreement.

7.2 Future Participation. A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or a Designated Subsidiary or in subsequent Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.
7.3 Cessation of Eligibility. Upon a Participant’s ceasing to be an Eligible Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan pursuant to this Article VII and the payroll deductions credited to such Participant’s account during the Offering Period shall be paid to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 12.4, as soon as reasonably practicable, and such Participant’s purchase rights under the Plan shall be automatically terminated.

ARTCILE VIII.
ADJUSTMENTS UPON CHANGES IN STOCK
8.1 Changes in Capitalization. Subject to Section 8.3, in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), Change in Control, reorganization, merger, amalgamation, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any outstanding purchase rights under the Plan, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (a) the aggregate number and type of Shares (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1); (b) the class(es) and number of Shares and price per Share subject to outstanding rights; and (c) the Purchase Price with respect to any outstanding rights.
8.2 Other Adjustments. Subject to Section 8.3, in the event of any transaction or event described in Section 8.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in Applicable Law or accounting principles, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:
(a) To provide for either (i) termination of any outstanding right in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such right had such right been currently exercisable or (ii) the replacement of such outstanding right with other rights or property selected by the Administrator in its sole discretion;
(b) To provide that the outstanding rights under the Plan shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
(c) To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding rights under the Plan and/or in the terms and conditions of outstanding rights and rights that may be granted in the future;
(d) To provide that Participants’ accumulated payroll deductions may be used to purchase Common Stock prior to the next occurring Purchase Date on such date as the Administrator determines in its sole discretion and the Participants’ rights under the ongoing Offering Period(s) shall be terminated; and
(e) To provide that all outstanding rights shall terminate without being exercised.
8.3 No Adjustment Under Certain Circumstances. No adjustment or action described in this Article VIII or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Section 423(b)(3), (4) or (5) of the Code.
8.4 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to outstanding rights under the Plan or the Purchase Price with respect to any outstanding rights.

ARTICLE IX.
AMENDMENT, MODIFICATION AND TERMINATION
9.1 Amendment, Modification and Termination. The Administrator may amend, suspend or terminate the Plan at any time and from time to time. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.
9.2 Certain Changes to Plan. Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, subject to Section 12.6, the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld from Compensation during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion to be advisable that are consistent with the Plan.
9.3 Actions In the Event of Unfavorable Financial Accounting Consequences. In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:
(a) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;
(b) shortening any Offering Period so that the Offering Period ends on a new Purchase Date, including an Offering Period underway at the time of the Administrator action; and
(c) allocating Shares.
Such modifications or amendments shall not require stockholder approval or the consent of any Participant.
9.4 Payments Upon Termination of Plan. Upon termination of the Plan, the balance in each Participant’s Plan account shall be refunded as soon as practicable after such termination, without any interest thereon.
ARTICLE X.
TERM OF PLAN
The Plan shall be effective upon the Effective Date. No rights may be granted under the Plan during any period of suspension of the Plan or after termination of the Plan.
ARTICLE XI.
ADMINISTRATION
11.1 Administrator. Unless otherwise determined by the Board, the Administrator of the Plan shall be the Compensation Committee of the Board (or another committee or a subcommittee of the Board to which the Board delegates administration of the Plan) (such committee, the “Committee”), which, unless otherwise determined by the Board, at the time the Committee takes any action with respect to any rights under the Plan that are subject to Rule 16b-3, shall consist solely of two or more members of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act. The Committee may delegate administrative tasks under the Plan to the services of an Agent or Employee to assist in the administration of the Plan, including establishing and maintaining individual accounts under the Plan for each Participant. The Board may at any time vest in the Board any authority or duties for administration of the Plan.
11.2 Action by the Administrator. Unless otherwise established by the Board or in any charter of the Administrator, a majority of the Administrator shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and, subject to Applicable Law and the bylaws of the Company, acts approved in writing by a majority of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Designated Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.
11.3 Authority of Administrator. The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(a) To determine when and how rights to purchase Common Stock shall be granted and the provisions of each offering of such rights (which need not be identical).
(b) To designate from time to time which Subsidiaries of the Company shall be Designated Subsidiaries, which designation may be made without the approval of the stockholders of the Company.
(c) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
(d) To amend, suspend or terminate the Plan as provided in Article IX.
(e) Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company and its Subsidiaries.
11.4 Decisions Binding. The Administrator’s interpretation of the Plan, any rights granted pursuant to the Plan, any Subscription Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.
ARTICLE XII.
MISCELLANEOUS
12.1 Restriction upon Assignment. A right granted under the Plan shall not be transferable and is exercisable only by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant’s interest in the Plan, the Participant’s rights under the Plan or any rights thereunder.
12.2 Rights as a Stockholder. With respect to Shares subject to a right granted under the Plan, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such Shares have been issued to the Participant following exercise of the Participant’s rights under the Plan. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein or as determined by the Administrator.
12.3 Interest. No interest shall accrue on the payroll deductions or contributions of a Participant under the Plan.
12.4 Designation of Beneficiary.
(a) A Participant may, in the manner determined by the Administrator, file a written designation of a beneficiary who is to receive any Shares and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to a Purchase Date on which the Participant’s rights are exercised but prior to delivery to such Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the Participant’s rights under the Plan. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary shall not be effective without the prior written consent of the Participant’s spouse.
(b) Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
12.5 Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

12.6 Equal Rights and Privileges. Subject to Section 5.6, all Eligible Employees will have equal rights and privileges under this Plan, and any provision of this Plan that is inconsistent with the equal rights and privileges requirement of Section 423 of the Code will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code.
12.7 Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.
12.8 Reports. Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of Shares purchased and the remaining cash balance, if any.
12.9 No Employment Rights. Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or any Subsidiary or affect the right of the Company or any Subsidiary to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.
12.10 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.
12.11 Electronic Forms. To the extent permitted by Applicable Law and in the discretion of the Administrator, an Eligible Employee may submit any form or notice as set forth herein by means of an electronic form approved by the Administrator. Before the commencement of an Offering Period, the Administrator shall prescribe the time limits within which any such electronic form shall be submitted to the Administrator with respect to such Offering Period in order to be a valid election.
12.12 Section 409A. Neither the Plan nor any rights to purchase Common Stock under the Plan granted hereunder is intended to constitute or provide for “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, if the Administrator determines that any right to purchase Common Stock under the Plan may be or become subject to Section 409A of the Code, the Administrator may adopt such amendments to the Plan and/or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions as the Administrator determines are necessary or appropriate to avoid the imposition of taxes under Section 409A of the Code, either through compliance with the requirements of Section 409A of the Code or with an available exemption therefrom.
* * * * *

Annex B

FORM OF
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CENTENNIAL RESOURCE DEVELOPMENT, INC.

May 1, 2019

Centennial Resource Development, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1. The name of the Corporation is “Centennial Resource Development, Inc.”
2. The original Certificate of Incorporation of the Corporation (f/k/a Rockstream Corp.)  was filed with the Secretary of State of the State of Delaware on November 4, 2015 (the “Original Certificate”). A Certificate of Amendment to the Original Certificate was filed with the Secretary of State of the State of Delaware on November 12, 2015 to change the name of the Corporation to Silver Run Acquisition Corporation (together with the Original Certificate, the “Amended Certificate”).
3. An Amended and Restated Certificate of Incorporation, which amended and restated the Amended Certificate in its entirety, was filed with the Secretary of State of the State of Delaware on February 23, 2016 (the “Amended and Restated Certificate”).
4. A Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”), which amended and restated the Amended and Restated Certificate in its entirety and reflected a name change of the Corporation to Centennial Resource Development, Inc., was filed with the Secretary of State of the State of Delaware on October 11, 2016.
5. This Third Amended and Restated Certificate of Incorporation (the “Third Amended and Restated Certificate”), which both restates and further amends the provisions of the Second Amended and Restated Certificate, was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”), and by the Corporation’s stockholders in accordance with Section 212 of the DGCL.
6. This Third Amended and Restated Certificate shall become effective on the date of filing with the Secretary of State of the State of Delaware.
7. The text of the Second Amended and Restated Certificate is hereby amended and restated in its entirety to read as follows:
ARTICLE I.
NAME
The name of the corporation is Centennial Resource Development, Inc.

ARTICLE II.
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.
ARTICLE III.
REGISTERED AGENT
The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware, 19801, and the name of the Corporation’s registered agent at such address is The Corporation Trust Company.
ARTICLE IV.
CAPITALIZATION
Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 641,000,000 shares, consisting of (a) 620,000,000 shares of common stock (the “Common Stock”), including (i) 600,000,000 shares of Class A Common Stock (the “Class A Common

Stock”), and (ii) 20,000,000 shares of Class C Common Stock (the “Class C Common Stock”), and (b) 1,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).
Section 4.2 Preferred Stock. The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.
Section 4.3 Common Stock.
(a)Voting.
(i)Except as otherwise required by law or this Third Amended and Restated Certificate (including any Preferred Stock Designation), the holders of the Common Stock shall exclusively possess all voting power with respect to the Corporation.
(ii)Except as otherwise required by law or this Third Amended and Restated Certificate (including any Preferred Stock Designation), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote.
(iii)Except as otherwise required by law or this Third Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, holders of the Class A Common Stock and holders of the Class C Common Stock, voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Third Amended and Restated Certificate (including any Preferred Stock Designation), holders of shares of any series of Common Stock shall not be entitled to vote on any amendment to this Third Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock or other series of Common Stock if the holders of such affected series of Preferred Stock or Common Stock, as applicable, are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Third Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.
(b)[Intentionally omitted]
(c)Class C Common Stock.
(i)Permitted Owners.  Shares of Class C Common Stock may be issued only to, and registered in the name of, the Existing Owners (as defined below), their respective successors and assigns as well as their respective transferees permitted in accordance with Section 4.3(c)(iv) (including all subsequent successors, assigns and permitted transferees) (the Existing Owners together with such persons, collectively, “Permitted Class C Owners”).  As used in this Third Amended and Restated Certificate, (i) “Existing Owner” means each of Centennial Resource Development, LLC, a Delaware limited liability company (“CRD”), NGP Centennial Follow-On LLC, a Delaware limited liability company, and Celero Energy Company, LP, a Delaware limited partnership, and (ii) “Common Unit” means a membership interest in Centennial Resource Production, LLC, a Delaware limited liability company or any successor entities thereto (the “LLC”), authorized and issued under its Fifth Amended and Restated Limited Liability Company Agreement, dated as of October 11, 2016, as such agreement may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time (the “LLC Agreement”), and constituting a “Common Unit” as defined in the LLC Agreement as in effect as of the effective time of this Third Amended and Restated Certificate.
(ii)Voting. Except as otherwise required by law or this Third Amended and Restated Certificate (including any Preferred Stock Designation), for so long as any shares of Class C Common Stock shall remain outstanding, the Corporation shall not, without the prior vote or written consent of the holders of a majority of the shares of Class C Common Stock then outstanding, voting separately as a single class, amend, alter or repeal any provision of this Third Amended and Restated Certificate, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, optional or other special rights of the Class C Common Stock. Any action required or permitted to be taken at any meeting of the holders of Class C Common Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding Class C Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class C Common Stock were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand, or by certified or registered mail, return receipt requested. Prompt written notice of the taking of corporate action without a meeting by less than unanimous written consent of the holders of Class C Common Stock shall, to the extent required by law, be given to those holders of Class C Common Stock who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders of Class C Common Stock to take the action were delivered to the Corporation.
(iii)Dividends. Notwithstanding anything to the contrary in this Third Amended and Restated Certificate, other than as set forth in Section 4.3(e), dividends shall not be declared or paid on the Class C Common Stock.
(iv)Transfer of Class C Common Stock
(1)A holder of Class C Common Stock may surrender shares of Class C Common Stock to the Corporation for no consideration at any time.  Following the surrender of any shares of Class C Common Stock to the Corporation, the Corporation will take all actions necessary to retire such shares and such shares shall not be re-issued by the Corporation.
(2)A holder of Class C Common Stock may transfer shares of Class C Common Stock to any transferee (other than the Corporation) only if, and only to the extent permitted by the LLC Agreement, such holder also simultaneously transfers an equal number of such holder’s Common Units to such transferee in compliance with the LLC Agreement.  The transfer restrictions described in this Section 4.3(c)(iv)(2) are referred to as the “Restrictions.”
(3)Any purported transfer of shares of Class C Common Stock in violation of the Restrictions shall be null and void.  If, notwithstanding the Restrictions, a person shall, voluntarily or involuntarily, purportedly become or attempt to become, the purported owner (“Purported Owner”) of shares of Class C Common Stock in violation of the Restrictions, then the Purported Owner shall not obtain any rights in and to such shares of Class C Common Stock (the “Restricted Shares”), and the purported transfer of the Restricted Shares to the Purported Owner shall not be recognized by the Corporation’s transfer agent (the “Transfer Agent”).
(4)Upon a determination by the Board that a person has attempted or may attempt to transfer or to acquire Restricted Shares in violation of the Restrictions, the Board may take such action as it deems advisable to refuse to give effect to such transfer or acquisition on the books and records of the Corporation, including without limitation to cause the Transfer Agent to record the Purported Owner’s transferor as the record owner of the Restricted Shares, and to institute proceedings to enjoin or rescind any such transfer or acquisition.
(5)The Board may, to the extent permitted by law, from time to time establish, modify, amend or rescind, by bylaw or otherwise, regulations and procedures that are consistent with the provisions of this Section 4.3(c)(iv) for determining whether any transfer or acquisition of shares of Class C Common Stock would violate the Restrictions and for the orderly application, administration and implementation of the provisions of this Section 4.3(c)(iv).  Any such procedures and regulations shall be kept on file with the Secretary of the Corporation and with its Transfer Agent and shall be made available for inspection by any prospective transferee and, upon written request, shall be mailed to holders of shares of Class C Common Stock.
(6)The Board shall have all powers necessary to implement the Restrictions, including without limitation the power to prohibit the transfer of any shares of Class C Common Stock in violation thereof.
(v)Issuance of Class A Common Stock Upon Redemption; Cancellation of Class C Common Stock.
(1)To the extent that any Permitted Class C Owner exercises its right pursuant to the LLC Agreement to have its Common Units redeemed by the LLC in accordance with the LLC Agreement, then simultaneous with the payment of the consideration due under the LLC Agreement to such Permitted Class C Owner, the Corporation shall cancel for no consideration a number of shares of Class C Common Stock registered in the name of the redeeming or exchanging Permitted Class C Owner equal to the number of Common Units held by such Permitted Class C Owner that are redeemed or exchanged in such redemption or exchange transaction.  The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of issuance upon redemption of the Common Units for Class A Common Stock pursuant to the LLC Agreement, such number of shares of Class A Common Stock that shall be issuable upon any such redemption pursuant to the LLC Agreement; provided that nothing contained herein shall be construed to preclude the

Corporation from satisfying its obligations in respect of any such redemption of Common Units pursuant to the LLC Agreement by delivering to the holder of Common Units upon such redemption cash in lieu of shares of Class A Common Stock in the amount permitted by and provided in the LLC Agreement. All shares of Class A Common Stock that shall be issued upon any such redemption will, upon issuance in accordance with the LLC Agreement, be validly issued, fully paid and nonassessable.
(2)Notwithstanding the Restrictions, (A) in the event that an outstanding share of Class C Common Stock shall cease to be held by a registered holder of Common Units, such share of Class C Common Stock shall automatically and without further action on the part of the Corporation or any holder of Class C Common Stock be cancelled for no consideration, and the Corporation will take all actions necessary to retire such share and such share shall not be re-issued by the Corporation, (B) in the event that one or more of the Common Units held by a registered holder of Class C Common Stock ceases to be held by such holder (other than as a result of a transfer of one or more Common Units together with an equal number of shares of Class C Common Stock as permitted by the LLC Agreement), a corresponding number of shares of Class C Common Stock registered in the name of such holder shall automatically and without further action on the part of the Corporation or such holder be cancelled for no consideration, and the Corporation will take all actions necessary to retire such shares and such shares shall not be re-issued by the Corporation and (C) in the event that no Permitted Class C Owner owns any Common Units that are redeemable pursuant to the LLC Agreement, then all shares of Class C Common Stock will be cancelled for no consideration, and the Corporation will take all actions necessary to retire such shares and such shares shall not be re-issued by the Corporation.
(vi)Restrictive Legend.  All certificates or book entries representing shares of Class C Common Stock, as the case may be, shall bear a legend substantially in the following form (or in such other form as the Board may determine):
THE SECURITIES REPRESENTED BY THIS [CERTIFICATE][BOOK ENTRY] ARE SUBJECT TO THE RESTRICTIONS (INCLUDING RESTRICTIONS ON TRANSFER) SET FORTH IN THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE CORPORATION AND SHALL BE PROVIDED FREE OF CHARGE TO ANY STOCKHOLDER MAKING A REQUEST THEREFOR).
(vii)Amendment.  At any time when there are no longer any shares of Class C Common Stock outstanding, this Third Amended and Restated Certificate automatically shall be deemed amended to delete this Section 4.3(c).
(viii)Liquidation, Dissolution or Winding Up of the Corporation.  The holders of Class C Common Stock shall not be entitled to receive any assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation.
(d)Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of shares of Common Stock (other than holders of shares of Class C Common Stock) shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.
(e)Class A Common Stock and Class C Common Stock.  In no event shall the shares of either Class A Common Stock or Class C Common Stock be split, divided, or combined (including by way of stock dividend) unless the outstanding shares of the other class shall be proportionately split, divided or combined.
(f)Liquidation, Dissolution or Winding Up of the Corporation. Subject to applicable law, and the rights, if any, of the holders of any outstanding series of the Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Common Stock (other than holders of shares of Class C Common Stock) shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock (other than shares of Class C Common Stock) held by them.
Section 4.4 Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.

ARTICLE V
BOARD OF DIRECTORS
Section 5.1 Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Third Amended and Restated Certificate or the Second Amended and Restated Bylaws of the Corporation (“Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Third Amended and Restated Certificate, and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.
Section 5.2 Number, Election and Term.
(a) The number of directors of the Corporation, shall be fixed from time to time in the manner provided in the Bylaws.
(b) Subject to Section 5.5, the Board shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of this Third Amended and Restated Certificate; the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of this Third Amended and Restated Certificate; and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the Corporation following the effectiveness of this Third Amended and Restated Certificate. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Third Amended and Restated Certificate, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. Subject to Section 5.5, if the number of directors is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. The Board is hereby expressly authorized, by resolution or resolutions thereof, to assign members of the Board already in office to the aforesaid classes at the time this Third Amended and Restated Certificate (and therefore such classification) becomes effective in accordance with the DGCL.
(c) Subject to Section 5.5, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
(d) Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.
(e) Except as otherwise required by law or this Third Amended and Restated Certificate (including any Preferred Stock Designation), at all duly called or convened meetings of stockholders, at which a quorum is present, a nominee for director shall be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election (with any abstentions or broker non-votes not counted as a vote cast either for or against that nominee’s election); provided, however, that a plurality of the votes cast shall be sufficient to elect a director at any duly called or convened meeting of stockholders, at which a quorum is present, if the Secretary of the Corporation determines that the number of nominees exceeds the number of directors to be elected as of the record date for such meeting. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee.
Section 5.3 Newly Created Directorships and Vacancies. Subject to Section 5.5, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
Section 5.4 Removal. Subject to Section 5.5, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
Section 5.5 Stock - Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Third Amended and

Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

ARTICLE VI.
BYLAWS
In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Third Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

ARTICLE VII.
MEETINGS OF STOCKHOLDERS;
ACTION BY WRITTEN CONSENT
Section 7.1 Meetings. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders may not be called by another person or persons.
Section 7.2 Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.
Section 7.3 Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Third Amended and Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders.

ARTICLE VIII.
LIMITED LIABILITY; INDEMNIFICATION
Section 8.1 Limitation of Director Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended unless they violated their duty of loyalty to the Corporation or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from their actions as directors. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.
Section 8.2 Indemnification and Advancement of Expenses.
(a) To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.
(b) The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Third Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.
(c) Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Third Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.
(d) This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.
ARTICLE IX.
ORPORATE OPPORTUNITY
The doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Third Amended and Restated Certificate or in the future. In addition to the foregoing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue.
ARTICLE X.
AMENDMENT OF THIS THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Third Amended and Restated Certificate (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Third Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Third Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article X.

IN WITNESS WHEREOF, Centennial Resource Development, Inc. has caused this Third Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

CENTENNIAL RESOURCE DEVELOPMENT, INC.

By:	______________________________________________________
Name: Mark G. Papa
Title: Chief Executive Officer

[Signature Page to Third Amended and Restated Certificate of Incorporation]

Annex C

FORM OF SECOND AMENDED AND RESTATED BYLAWS
OF
CENTENNIAL RESOURCE DEVELOPMENT, INC.
(THE “CORPORATION”)

ARTICLE I.
OFFICES
Section 1.1. Registered Office.  The registered office of the Corporation within the State of Delaware shall be located at either (a) the principal place of business of the Corporation in the State of Delaware or (b) the office of the corporation or individual acting as the Corporation’s registered agent in Delaware.
Section 1.2. Additional Offices.  The Corporation may, in addition to its registered office in the State of Delaware, have such other offices and places of business, both within and outside the State of Delaware, as the Board of Directors of the Corporation (the “Board”) may from time to time determine or as the business and affairs of the Corporation may require.

ARTICLE II.
STOCKHOLDERS MEETINGS
Section 2.1. Annual Meetings.  The annual meeting of stockholders shall be held at such place, either within or without the State of Delaware, and time and on such date as shall be determined by the Board and stated in the notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a).  At each annual meeting, the stockholders entitled to vote on such matters shall elect those directors of the Corporation to fill any term of a directorship that expires on the date of such annual meeting and may transact any other business as may properly be brought before the meeting.
Section 2.2. Special Meetings.  Subject to the rights of the holders of any outstanding series of the Preferred Stock and to the requirement of applicable law, special meetings of stockholders, for any purpose or purposes, may be called only by the Chairman of the Board, Chief Executive Officer, or the Board pursuant to a resolution adopted by a majority of the Board, and may not be called by any other person.  Special meetings of stockholders shall be held at such place, either within or without the State of Delaware, and at such time and on such date as shall be determined by the Board and stated in the Corporation’s notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a).
Section 2.3. Notices.  Written notice of each stockholders meeting stating the place, if any, date, and time of the meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, shall be given in the manner permitted by Section 9.3 to each stockholder entitled to vote thereat as of the record date for determining the stockholders entitled to notice of the meeting, by the Corporation not less than 10 nor more than 60 days before the date of the meeting unless otherwise required by the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).  If said notice is for a stockholders meeting other than an annual meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Corporation’s notice of meeting (or any supplement thereto).  Any meeting of stockholders as to which notice has been given may be postponed, and any meeting of stockholders as to which notice has been given may be cancelled, by the Board upon public announcement (as defined in Section 2.7(c)) given before the date previously scheduled for such meeting.
Section 2.4. Quorum.  Except as otherwise provided by applicable law, the Corporation’s Third Amended and Restated Certificate of Incorporation, as the same may be amended or restated from time to time (the “Certificate of Incorporation”) or these Bylaws, the presence, in person or by proxy, at a stockholders meeting of the holders of shares of outstanding capital stock of the Corporation representing a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business.  If a quorum shall not be present or represented by proxy at any meeting of the stockholders of the Corporation, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 2.6 until a quorum shall attend.  The stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.  Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the voting power of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any such other corporation to vote shares held by it in a fiduciary capacity.
Section 2.5. Voting of Shares.
(a)Voting Lists.  The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders of record entitled to vote at such meeting; provided, however, that if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order and showing the address and the number of shares registered in the name of each stockholder.  Nothing contained in this Section 2.5(a) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation.  In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation.  If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.  If a meeting of stockholders is to be held solely by means of remote communication as permitted by Section 9.5(a), the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting.  The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list required by this Section 2.5(a) or to vote in person or by proxy at any meeting of stockholders.
(b)Manner of Voting.  At any stockholders meeting, every stockholder entitled to vote may vote in person or by proxy.  If authorized by the Board, the voting by stockholders or proxy holders at any meeting conducted by remote communication may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3), provided that any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the stockholder or proxy holder.  The Board, in its discretion, or the chairman of the meeting of stockholders, in such person’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.
(c)Proxies.  Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.  Proxies need not be filed with the Secretary of the Corporation until the meeting is called to order, but shall be filed with the Secretary before being voted.  Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, either of the following shall constitute a valid means by which a stockholder may grant such authority.
(i)A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy.  Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.
(ii)A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder.
Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(d)Required Vote.  Subject to the rights of the holders of one or more series of preferred stock of the Corporation (“Preferred Stock”), voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, at all duly called or convened meetings of stockholders, at which a quorum is present, a nominee for director shall be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election (with any abstentions or broker non-votes not counted as a vote cast either for or against that nominee’s election); provided, however, that a plurality of the votes cast shall be sufficient to elect a director at any duly called or convened meeting of stockholders, at which a quorum is present, if the Secretary of the Corporation determines that the number of nominees exceeds the number of directors to be elected as of the record date for such meeting. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee. All other matters presented to the stockholders at a meeting at which a quorum is present shall be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Certificate of Incorporation, these Bylaws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.
(e)Inspectors of Election.  The Board may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more persons as inspectors of election, who may be employees of the Corporation or otherwise serve the Corporation in other capacities, to act at such meeting of stockholders or any adjournment thereof and to make a written report thereof.  The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act.  If no inspectors of election or alternates are appointed by the Board, the chairman of the meeting shall appoint one or more inspectors to act at the meeting.  Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.  The inspectors shall ascertain and report the number of outstanding shares and the voting power of each; determine the number of shares present in person or represented by proxy at the meeting and the validity of proxies and ballots; count all votes and ballots and report the results; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots.  No person who is a candidate for an office at an election may serve as an inspector at such election.  Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting.  If there is more than one inspector, the report of a majority shall be the report of the inspectors.
Section 2.6. Adjournments.  Any meeting of stockholders, annual or special, may be adjourned by the chairman of the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place.  Notice need not be given of any such adjourned meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken.  At the adjourned meeting the stockholders, or the holders of any class or series of stock entitled to vote separately as a class, as the case may be, may transact any business that might have been transacted at the original meeting.  If the adjournment is for more than 30 days, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.  If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 9.2, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.
Section 2.7. Advance Notice for Business.
(a) Annual Meetings of Stockholders.  No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (x) who is a stockholder of record entitled to vote at such annual meeting on the date of the giving of the notice provided for in this Section 2.7(a) and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in this Section 2.7(a).  Notwithstanding anything in this Section 2.7(a) to the contrary, only persons nominated for election as a director to fill any term of a directorship that expires on the date of the annual meeting pursuant to Section 3.2 will be considered for election at such meeting.
(i)In addition to any other applicable requirements, for business (other than nominations) to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation and such business must otherwise be a proper matter for stockholder action.  Subject to Section 2.7(a)(iii), a stockholder’s notice to the Secretary with respect to such business, to be timely, must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation.  The public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 2.7(a).
(ii)To be in proper written form, a stockholder’s notice to the Secretary with respect to any business (other than nominations) must set forth as to each such matter such stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these Bylaws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (E) any material interest of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made in such business and (F) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.
(iii)The foregoing notice requirements of this Section 2.7(a) shall be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified the Corporation of such stockholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such stockholder has complied with the requirements of such Rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting.  No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.7(a), provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.7(a) shall be deemed to preclude discussion by any stockholder of any such business.  If the Board or the chairman of the annual meeting determines that any stockholder proposal was not made in accordance with the provisions of this Section 2.7(a) or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 2.7(a), such proposal shall not be presented for action at the annual meeting.  Notwithstanding the foregoing provisions of this Section 2.7(a), if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.
(iv)In addition to the provisions of this Section 2.7(a), a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein.  Nothing in this Section 2.7(a) shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
(b) Special Meetings of Stockholders.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.  Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only pursuant to Section 3.2.
(c) Public Announcement.  For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act (or any successor thereto).
Section 2.8. Conduct of Meetings.  The chairman of each annual and special meeting of stockholders shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the President or if the President is not a director, such other person as shall be appointed by the Board.  The Board may adopt such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate.  Except to the extent inconsistent with these Bylaws or such rules and regulations as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting.  Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants.  Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.  The secretary of each annual and special meeting of stockholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary so appointed to act by the chairman of the meeting.  In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.
Section 2.9. Consents in Lieu of Meeting.  Unless otherwise provided by the Certificate of Incorporation, until the corporation consummates an initial public offering (“Offering”), any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock entitled to vote thereon having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.
Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this section and the DGCL to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

ARTICLE III.
DIRECTORS
Section 3.1. Powers.  The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.  Directors need not be stockholders or residents of the State of Delaware.
Section 3.2. Number.  The number of directors shall be fixed from time to time by resolution of the Board.
Section 3.3. Advance Notice for Nomination of Directors.
(a) Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided by the terms of one or more series of Preferred Stock with respect to the rights of holders of one or more series of Preferred Stock to elect directors.  Nominations of persons for election to the Board at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may be made (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation (x) who is a stockholder of record entitled to vote in the election of directors on the date of the giving of the notice provided for in this Section 3.3 and on the record date for the determination of stockholders entitled to vote at such meeting and (y) who complies with the notice procedures set forth in this Section 3.3.
(b) In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.  To be timely, a stockholder’s notice to the Secretary must be received by the Secretary at the principal executive offices of the Corporation (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation.  In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 3.3.
(c) Notwithstanding anything in paragraph (b) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of stockholders, a stockholder’s notice required by this Section 3.3 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such public announcement was first made by the Corporation.
(d) To be in proper written form, a stockholder’s notice to the Secretary must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation, if any, that are owned beneficially or of record by the person, (D) a statement whether the person, if elected, intends to tender, promptly following the person’s election or re-election, an irrevocable resignation that will become effective in respect of subsequent elections upon the occurrence of both (1) the person’s failure to receive the required vote for re-election at the next meeting at which the person would face re-election and (2) acceptance of such resignation by the Board, and (E) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, without regard to the application of the Exchange Act to either the nomination or the Corporation; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder as they appear on the Corporation’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.  Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.
(e) If the Board or the chairman of the meeting of stockholders determines that any nomination was not made in accordance with the provisions of this Section 3.3 or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 3.3, then such nomination shall not be considered at the meeting in question.  Notwithstanding the foregoing provisions of this Section 3.3, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting of stockholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.
(f) In addition to the provisions of this Section 3.3, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein.  Nothing in this Section 3.3 shall be deemed to affect any rights of the holders of Preferred Stock to elect directors pursuant to the Certificate of Incorporation.
Section 3.4. Compensation.  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board shall have the authority to fix the compensation of directors, including for service on a committee of the Board and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as director.  The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board.  No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.  Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee.

ARTICLE IV.
BOARD MEETINGS
Section 4.1. Annual Meetings.  The Board shall meet as soon as practicable after the adjournment of each annual stockholders meeting at the place of the annual stockholders meeting unless the Board shall fix another time and place and give notice thereof in the manner required herein for special meetings of the Board.  No notice to the directors shall be necessary to legally convene this meeting, except as provided in this Section 4.1.
Section 4.2. Regular Meetings.  Regularly scheduled, periodic meetings of the Board may be held without notice at such times, dates and places (within or without the State of Delaware) as shall from time to time be determined by the Board.
Section 4.3. Special Meetings.  Special meetings of the Board (a) may be called by the Chairman of the Board or President and (b) shall be called by the Chairman of the Board, President or Secretary on the written request of at least a majority of directors then in office, or the sole director, as the case may be, and shall be held at such time, date and place (within or without the State of Delaware) as may be determined by the person calling the meeting or, if called upon the request of directors or the sole director, as specified in such written request.
Notice of each special meeting of the Board shall be given, as provided in Section 9.3, to each director (i) at least 24 hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii) at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through the United States mail.  If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting.  Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting.  Except as may be otherwise expressly provided by applicable law, the Certificate of Incorporation, or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting.  A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4.
Section 4.4. Quorum; Required Vote.  A majority of the Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Certificate of Incorporation or these Bylaws.  If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
Section 4.5. Consent In Lieu of Meeting.  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions (or paper reproductions thereof) are filed with the minutes of proceedings of the Board or committee.  Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 4.6. Organization.  The chairman of each meeting of the Board shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or in the absence (or inability or refusal to act) of the President or if the President is not a director, a chairman elected from the directors present.  The Secretary shall act as secretary of all meetings of the Board.  In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the Secretary at such meeting.  In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.
ARTICLE V.
COMMITTEES OF DIRECTORS
Section 5.1. Establishment.  The Board may by resolution of the Board designate one or more committees, each committee to consist of one or more of the directors of the Corporation.  Each committee shall keep regular minutes of its meetings and report the same to the Board when required by the resolution designating such committee.  The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.
Section 5.2. Available Powers.  Any committee established pursuant to Section 5.1 hereof, to the extent permitted by applicable law and by resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.

Section 5.3. Alternate Members.  The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee.  In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member.
Section 5.4. Procedures.  Unless the Board otherwise provides, the time, date, place, if any, and notice of meetings of a committee shall be determined by such committee.  At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business.  The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Certificate of Incorporation, these Bylaws or the Board.  If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present.  Unless the Board otherwise provides and except as provided in these Bylaws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business.  In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article IV of these Bylaws.
ARTICLE VI.
OFFICERS
Section 6.1. Officers.  The officers of the Corporation elected by the Board shall be a Chief Executive Officer, a Chief Financial Officer, a Secretary and such other officers (including without limitation, a Chairman, Presidents, Vice Presidents, Assistant Secretaries and a Treasurer) as the Board from time to time may determine.  Officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article VI.  Such officers shall also have such powers and duties as from time to time may be conferred by the Board.  The Chief Executive Officer or President may also appoint such other officers (including without limitation one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Corporation.  Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these Bylaws or as may be prescribed by the Board or, if such officer has been appointed by the Chief Executive Officer or President, as may be prescribed by the appointing officer.
(a) Chairman of the Board.  The Chairman of the Board shall preside when present at all meetings of the stockholders and the Board.  The Chairman of the Board shall have general supervision and control of the acquisition activities of the Corporation subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters.  In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board.  The powers and duties of the Chairman of the Board shall not include supervision or control of the preparation of the financial statements of the Company (other than through participation as a member of the Board).  The position of Chairman of the Board and Chief Executive Officer may be held by the same person.
(b) Chief Executive Officer.  The Chief Executive Officer shall be the chief executive officer of the Corporation, shall have general supervision of the affairs of the Corporation and general control of all of its business subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters, except to the extent any such powers and duties have been prescribed to the Chairman of the Board pursuant to Section 6.1(a) above.  In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board.  The position of Chief Executive Officer and President may be held by the same person.
(c) President.  The President shall make recommendations to the Chief Executive Officer on all operational matters that would normally be reserved for the final executive responsibility of the Chief Executive Officer.  In the absence (or inability or refusal to act) of the Chairman of the Board and Chief Executive Officer, the President (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board.  The President shall also perform such duties and have such powers as shall be designated by the Board.  The position of President and Chief Executive Officer may be held by the same person.
(d) Vice Presidents.  In the absence (or inability or refusal to act) of the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board) shall perform the duties and have the powers of the President.  Any one or more of the Vice Presidents may be given an additional designation of rank or function.

(e) Secretary.
(i) The Secretary shall attend all meetings of the stockholders, the Board and (as required) committees of the Board and shall record the proceedings of such meetings in books to be kept for that purpose.  The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board, the Chairman of the Board, Chief Executive Officer or President.  The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary.  The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.
(ii) The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, if one has been appointed, a stock ledger, or duplicate stock ledger, showing the names of the stockholders and their addresses, the number and classes of shares held by each and, with respect to certificated shares, the number and date of certificates issued for the same and the number and date of certificates cancelled.
(iii) Assistant Secretaries.  The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Secretary, perform the duties and have the powers of the Secretary.
(f) Chief Financial Officer.  The Chief Financial Officer shall perform all duties commonly incident to that office (including, without limitation, the care and custody of the funds and securities of the Corporation, which from time to time may come into the Chief Financial Officer’s hands and the deposit of the funds of the Corporation in such banks or trust companies as the Board, the Chief Executive Officer or the President may authorize).
(g) Treasurer.  The Treasurer shall, in the absence (or inability or refusal to act) of the Chief Financial Officer, perform the duties and exercise the powers of the Chief Financial Officer.
Section 6.2. Term of Office; Removal; Vacancies.  The elected officers of the Corporation shall be appointed by the Board and shall hold office until their successors are duly elected and qualified or until their earlier death, resignation, retirement, disqualification, or removal from office.  Any officer may be removed, with or without cause, at any time by the Board.  Any officer appointed by the Chief Executive Officer or President may also be removed, with or without cause, by the Chief Executive Officer or President, as the case may be, unless the Board otherwise provides.  Any vacancy occurring in any elected office of the Corporation may be filled by the Board.  Any vacancy occurring in any office appointed by the Chief Executive Officer or President may be filled by the Chief Executive Officer, or President, as the case may be, unless the Board then determines that such office shall thereupon be elected by the Board, in which case the Board shall elect such officer.
Section 6.3. Other Officers.  The Board may delegate the power to appoint such other officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary or desirable.
Section 6.4. Multiple Officeholders; Stockholder and Director Officers.  Any number of offices may be held by the same person unless the Certificate of Incorporation or these Bylaws otherwise provide.  Officers need not be stockholders or residents of the State of Delaware.
ARTICLE VII.
SHARES
Section 7.1. Certificated and Uncertificated Shares.  The shares of the Corporation may be certificated or uncertificated, subject to the sole discretion of the Board and the requirements of the DGCL.
Section 7.2. Multiple Classes of Stock.  If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the Corporation shall (a) cause the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights to be set forth in full or summarized on the face or back of any certificate that the Corporation issues to represent shares of such class or series of stock or (b) in the case of uncertificated shares, within a reasonable time after the issuance or transfer of such shares, send to the registered owner thereof a written notice containing the information required to be set forth on certificates as specified in clause (a) above; provided, however, that, except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate or, in the case of uncertificated shares, on such written notice a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

Section 7.3. Signatures.  Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by (a) the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and (b) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation.  Any or all the signatures on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.
Section 7.4. Consideration and Payment for Shares.
(a) Subject to applicable law and the Certificate of Incorporation, shares of stock may be issued for such consideration, having in the case of shares with par value a value not less than the par value thereof, and to such persons, as determined from time to time by the Board.  The consideration may consist of any tangible or intangible property or any benefit to the Corporation, including cash, promissory notes, services performed, contracts for services to be performed or other securities, or any combination thereof.
(b) Subject to applicable law and the Certificate of Incorporation, shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partly paid shares of capital stock or upon the books and records of the Corporation in the case of partly paid uncertificated shares, there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate representing certificated shares or said uncertificated shares are issued.
Section 7.5. Lost, Destroyed or Wrongfully Taken Certificates.
(a) If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.
(b) If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.
Section 7.6. Transfer of Stock.
(a) If a certificate representing shares of the Corporation is presented to the Corporation with an endorsement requesting the registration of transfer of such shares or an instruction is presented to the Corporation requesting the registration of transfer of uncertificated shares, the Corporation shall register the transfer as requested if:
(i) in the case of certificated shares, the certificate representing such shares has been surrendered;
(ii) (A) with respect to certificated shares, the endorsement is made by the person specified by the certificate as entitled to such shares; (B) with respect to uncertificated shares, an instruction is made by the registered owner of such uncertificated shares; or (C) with respect to certificated shares or uncertificated shares, the endorsement or instruction is made by any other appropriate person or by an agent who has actual authority to act on behalf of the appropriate person;
(iii) the Corporation has received a guarantee of signature of the person signing such endorsement or instruction or such other reasonable assurance that the endorsement or instruction is genuine and authorized as the Corporation may request;
(iv) the transfer does not violate any restriction on transfer imposed by the Corporation that is enforceable in accordance with Section 7.8(a); and
(v) such other conditions for such transfer as shall be provided for under applicable law have been satisfied.
(b) Whenever any transfer of shares shall be made for collateral security and not absolutely, the Corporation shall so record such fact in the entry of transfer if, when the certificate for such shares is presented to the Corporation for transfer or, if such shares are uncertificated, when the instruction for registration of transfer thereof is presented to the Corporation, both the transferor and transferee request the Corporation to do so.

Section 7.7. Registered Stockholders.  Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the stock ledger and the other books and records of the Corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, may also so inspect the books and records of the Corporation.
Section 7.8. Effect of the Corporation’s Restriction on Transfer.
(a) A written restriction on the transfer or registration of transfer of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, if permitted by the DGCL and noted conspicuously on the certificate representing such shares or, in the case of uncertificated shares, contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares within a reasonable time prior to or after the issuance or transfer of such shares, may be enforced against the holder of such shares or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.
(b) A restriction imposed by the Corporation on the transfer or the registration of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, even if otherwise lawful, is ineffective against a person without actual knowledge of such restriction unless: (i) the shares are certificated and such restriction is noted conspicuously on the certificate; or (ii) the shares are uncertificated and such restriction was contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares within a reasonable time prior to or after the issuance or transfer of such shares.
Section 7.9. Regulations.  The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares.  The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.
ARTICLE VIII.
INDEMNIFICATION
Section 8.1. Right to Indemnification.  To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such Indemnitee in connection with such proceeding; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify an Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee only if such proceeding (or part thereof) was authorized by the Board.
Section 8.2. Right to Advancement of Expenses.  In addition to the right to indemnification conferred in Section 8.1, an Indemnitee shall also have the right to be paid by the Corporation to the fullest extent not prohibited by applicable law the expenses (including, without limitation, attorneys’ fees) incurred in defending or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an Indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon the Corporation’s receipt of an undertaking (hereinafter an “undertaking”), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified under this Article VIII or otherwise.
Section 8.3. Right of Indemnitee to Bring Suit.  If a claim under Section 8.1 or Section 8.2 is not paid in full by the Corporation within 60 days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim.  If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit.  In (a) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that, the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL.  Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, shall be a defense to such suit.  In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.
Section 8.4. Non-Exclusivity of Rights.  The rights provided to any Indemnitee pursuant to this Article VIII shall not be exclusive of any other right, which such Indemnitee may have or hereafter acquire under applicable law, the Certificate of Incorporation, these Bylaws, an agreement, a vote of stockholders or disinterested directors, or otherwise.
Section 8.5. Insurance.  The Corporation may maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.
Section 8.6. Indemnification of Other Persons.  This Article VIII shall not limit the right of the Corporation to the extent and in the manner authorized or permitted by law to indemnify and to advance expenses to persons other than Indemnitees.  Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of Indemnitees under this Article VIII.
Section 8.7. Amendments.  Any repeal or amendment of this Article VIII by the Board or the stockholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these Bylaws inconsistent with this Article VIII, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Indemnitees on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision; provided, however, that amendments or repeals of this Article VIII shall require the affirmative vote of the stockholders holding at least 65% of the voting power of all outstanding shares of capital stock of the Corporation.
Section 8.8. Certain Definitions.  For purposes of this Article VIII, (a) references to “other enterprise” shall include any employee benefit plan; (b) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to “serving at the request of the Corporation” shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interest of the Corporation” for purposes of Section 145 of the DGCL.
Section 8.9. Contract Rights.  The rights provided to Indemnitees pursuant to this Article VIII shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, agent or employee and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.
Section 8.10. Severability.  If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this

Article VIII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.
ARTICLE IX.
MISCELLANEOUS
Section 9.1. Place of Meetings.  If the place of any meeting of stockholders, the Board or committee of the Board for which notice is required under these Bylaws is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Corporation; provided, however, if the Board has, in its sole discretion, determined that a meeting shall not be held at any place, but instead shall be held by means of remote communication pursuant to Section 9.5 hereof, then such meeting shall not be held at any place.
Section 9.2. Fixing Record Dates.
(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting.  If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.  If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 9.2(a) at the adjourned meeting.
(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action.  If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
Section 9.3. Means of Giving Notice.
(a) Notice to Directors.  Whenever under applicable law, the Certificate of Incorporation or these Bylaws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by mail, or by a nationally recognized delivery service, (ii) by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone.  A notice to a director will be deemed given as follows: (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.
(b) Notice to Stockholders.  Whenever under applicable law, the Certificate of Incorporation or these Bylaws notice is required to be given to any stockholder, such notice may be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the stockholder, to the extent permitted by, and subject to the conditions set forth in Section 232 of the DGCL.  A notice to a stockholder shall be deemed given as follows: (i) if given by hand delivery, when actually received by the stockholder, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, and (iv) if given by a form of electronic transmission consented to by the stockholder to whom the notice is given and otherwise meeting the requirements set forth above, (A) if by facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (B) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (C) if by a posting on an electronic network together with separate notice to the stockholder of such specified posting, upon the later of (1) such posting and (2) the giving of such separate notice, and (D) if by any other form of electronic transmission, when directed to the stockholder.  A stockholder may revoke such stockholder’s consent to receiving notice by means of electronic communication by giving written notice of such revocation to the Corporation.  Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary or to the Corporation’s transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.
(c) Electronic Transmission.  “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including but not limited to transmission by telex, facsimile telecommunication, electronic mail, telegram and cablegram.
(d) Notice to Stockholders Sharing Same Address.  Without limiting the manner by which notice otherwise may be given effectively by the Corporation to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given.  A stockholder may revoke such stockholder’s consent by delivering written notice of such revocation to the Corporation.  Any stockholder who fails to object in writing to the Corporation within 60 days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.
(e) Exceptions to Notice Requirements.  Whenever notice is required to be given, under the DGCL, the Certificate of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person.  Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.  In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.
Whenever notice is required to be given by the Corporation, under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, to any stockholder to whom (1) notice of two consecutive annual meetings of stockholders and all notices of stockholder meetings or of the taking of action by written consent of stockholders without a meeting to such stockholder during the period between such two consecutive annual meetings, or (2) all, and at least two payments (if sent by first-class mail) of dividends or interest on securities during a 12-month period, have been mailed addressed to such stockholder at such stockholder’s address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required.  Any action or meeting that shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given.  If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder’s then current address, the requirement that notice be given to such stockholder shall be reinstated.  In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230(b) of the DGCL.  The exception in subsection (1) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.
Section 9.4. Waiver of Notice.  Whenever any notice is required to be given under applicable law, the Certificate of Incorporation, or these Bylaws, a written waiver of such notice, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to such required notice.  All such waivers shall be kept with the books of the Corporation.  Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.
Section 9.5. Meeting Attendance via Remote Communication Equipment.
(a) Stockholder Meetings.  If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders entitled to vote at such meeting and proxy holders not physically present at a meeting of stockholders may, by means of remote communication:
(i) participate in a meeting of stockholders; and

(ii) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be maintained by the Corporation.
(b) Board Meetings.  Unless otherwise restricted by applicable law, the Certificate of Incorporation or these Bylaws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other.  Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.
Section 9.6. Dividends.  The Board may from time to time declare, and the Corporation may pay, dividends (payable in cash, property or shares of the Corporation’s capital stock) on the Corporation’s outstanding shares of capital stock, subject to applicable law and the Certificate of Incorporation.
Section 9.7. Reserves.  The Board may set apart out of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.
Section 9.8. Contracts and Negotiable Instruments.  Except as otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee or employees of the Corporation as the Board may from time to time authorize.  Such authority may be general or confined to specific instances as the Board may determine.  The Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or any Vice President may execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation.  Subject to any restrictions imposed by the Board, the Chairman of the Board Chief Executive Officer, President, the Chief Financial Officer, the Treasurer or any Vice President may delegate powers to execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation to other officers or employees of the Corporation under such person’s supervision and authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.
Section 9.9. Fiscal Year.  The fiscal year of the Corporation shall be fixed by the Board.
Section 9.10. Seal.  The Board may adopt a corporate seal, which shall be in such form as the Board determines.  The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.
Section 9.11. Books and Records.  The books and records of the Corporation may be kept within or outside the State of Delaware at such place or places as may from time to time be designated by the Board.
Section 9.12. Resignation.  Any director, committee member or officer may resign by giving notice thereof in writing or by electronic transmission to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary.  The resignation shall take effect at the time it is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events.  Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Section 9.13 Surety Bonds.  Such officers, employees and agents of the Corporation (if any) as the Chairman of the Board, Chief Executive Officer, President or the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Chairman of the Board, Chief Executive Officer, President or the Board may determine.  The premiums on such bonds shall be paid by the Corporation and the bonds so furnished shall be in the custody of the Secretary.
Section 9.14. Securities of Other Corporations.  Powers of attorney, proxies, waivers of notice of meeting, consents in writing and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, Chief Executive Officer, President, or any officers authorized by the Board.  Any such officer, may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities, or to consent in writing, in the name of the Corporation as such holder, to any action by such corporation, and at any such meeting or with respect to any such consent shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed.  The Board may from time to time confer like powers upon any other person or persons.
Section 9.15. Amendments.  The Board shall have the power to adopt, amend, alter or repeal the Bylaws.  The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws.  The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by applicable law or the Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting (except as otherwise provided in Section 8.7) power of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

Centennial Resource Development, Inc.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on April 30, 2019.

INTERNET/MOBILE — www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL — Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5 AND 6.

Please mark your votes like this ☒

   (1) Mark G. Papa
   (2) David M. Leuschen
   (3) Pierre F. Lapeyre, Jr.

FOR ALL NOMINEES	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

(Instruction: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number of the nominee on the line below.)

____

6. To ratify KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019. FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

☐

Signature______________ **Signature, if held jointly**______________ **Date**________, **2019.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

The 2019 Proxy Statement and the 2018 Annual Report to Stockholders are available at http://www.cstproxy.com/cdevinc/2019

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Centennial Resource Development, Inc.

The undersigned appoints Mark G. Papa, George S. Glyphis and Davis O. O'Connor, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Centennial Resource Development, Inc. held of record by the undersigned at the close of business on March 13, 2019 at the Annual Meeting of Stockholders of Centennial Resource Development, Inc. to be held on May 1, 2019, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSALS 2, 3, 4, 5 AND 6, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)